                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                           DALEEN TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(DALEEN LOGO)

                                                                  April   , 2001

Dear Daleen Stockholders,

     You are cordially invited to attend the annual meeting of stockholders of Daleen Technologies, Inc. (the "Company") to be held on Tuesday, June 5, 2001. The meeting will begin promptly at 10:00 a.m. local time, at the offices of the Company, 1750 Clint Moore Road, Boca Raton, Florida 33487.

     At this meeting, you will be asked to consider and approve a proposed private placement by the Company of shares of convertible preferred stock and warrants to purchase shares of convertible preferred stock. If approved, the investors will pay to the Company $27.5 million for the preferred stock and warrants in accordance with the applicable agreements. This transaction will bring much needed capital to the Company, strengthen our balance sheet and provide us with greater financial and operating flexibility. The private placement and related transactions are described in Proposal 1 set forth in the attached Proxy Statement.

     In a related proposal, we are asking you to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock. This amendment is described in Proposal 2 set forth in the attached Proxy Statement. The stockholders must approve both Proposal 1 and Proposal 2 in order for the Company to consummate the private placement transaction. We are asking our stockholders to approve Proposals 1 and 2 in accordance with the rules of The Nasdaq Stock Market and in accordance with the Company's Certificate of Incorporation and the laws of the State of Delaware. WE WILL NOT COMPLETE THE PRIVATE PLACEMENT TRANSACTION AND THE COMPANY WILL NOT RECEIVE THE $27.5 MILLION AND ISSUE THE CONVERTIBLE PREFERRED STOCK AND WARRANTS UNLESS THE COMPANY'S STOCKHOLDERS APPROVE BOTH PROPOSAL 1 AND PROPOSAL 2.

     In addition to Proposals 1 and 2, you will be asked to vote upon a proposal to amend our Certificate of Incorporation to clarify the provisions relating to the creation of "blank check" preferred stock to specifically permit the Board of Directors to designate and authorize the issuance of new series of preferred stock with voting rights (Proposal 3) and a proposal to elect three nominees to serve as directors of the Company (Proposal 4).

     The notice of the meeting and proxy statement on the following pages contain information on the formal business of the meeting. We urge you to read the entire proxy statement carefully.

     Your Board of Directors has approved the private placement and related amendment to the Company's Certificate of Incorporation to increase the authorized shares of common stock and has determined that the transaction is fair to, and in the best interest of the Company and its stockholders. The Board of Directors recommends that you vote FOR the private placement proposals (Proposals 1 and 2) and each of the other proposals set forth in the attached proxy statement.

     IN ORDER TO OBTAIN APPROVAL OF THE PRIVATE PLACEMENT, PURSUANT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, THE HOLDERS OF AT LEAST 66 2/3% OF THE COMPANY'S OUTSTANDING COMMON STOCK MUST VOTE FOR PROPOSALS 1 AND 2. ACCORDINGLY, YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TO ASSURE YOUR STOCK WILL BE REPRESENTED AT THE MEETING. NOT DOING SO MAY HAVE THE UNINTENDED RESULT OF STOCKHOLDER DISAPPROVAL FOR CERTAIN PROPOSALS, INCLUDING PROPOSALS 1 AND 2. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU WILL HAVE THE OPPORTUNITY TO REVOKE YOUR PROXY AND VOTE IN PERSON.

     If you have any questions please call our proxy solicitation firm, MacKenzie Partners, Inc., at (800) 322-2885 or our corporate secretary, Stephen
M. Wagman, at (561) 999-8000.

>The continuing interest of our stockholders in the business of the Company is gratefully appreciated. We hope many will attend the meeting.

                                               Sincerely,

                                               /s/ James Daleen

                                               JAMES DALEEN
                                               Chairman of the Board and
                                               Chief Executive Officer

         EXECUTIVE OFFICES: 1750 CLINT MOORE ROAD, BOCA RATON, FL 33487
     PHONE: (561) 999-8000 FACSIMILE: (561) 999-8080 HTTP://WWW.DALEEN.COM

                           DALEEN TECHNOLOGIES, INC.
                             1750 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA 33487
                                 (561) 999-8000

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 2001

             ------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Daleen Technologies, Inc. (the "Company") will be held at the offices of the Company, 1750 Clint Moore Road, Boca Raton, Florida 33487, at 10:00 a.m. local time, on June 5, 2001, to consider and act upon:

          1. a proposal to approve a Securities Purchase Agreement dated as of March 30, 2001, between the Company and the investors named therein, to approve an amendment to the Company's Certificate of Incorporation to authorize and designate the rights, preferences and designations of the Series F convertible preferred stock to be sold to the investors pursuant to the Securities Purchase Agreement, and to approve the performance by the Company of all of the transactions contemplated by the Securities Purchase Agreement, including the issuance and sale to the investors, for a total purchase price of $27.5 million, of up to 247,882 shares of Series F convertible preferred stock and warrants to purchase 99,153 additional shares of Series F convertible preferred stock, the issuance of a warrant to purchase a specified number of shares of Series F convertible preferred stock to the Company's placement agent, and the issuance of shares of common stock upon conversion of the Series F convertible preferred stock;

          2. a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 70 million to 200 million;

          3. a proposal to approve an amendment to the Company's Certificate of Incorporation to clarify the provisions relating to the Company's "blank check" preferred stock to specifically permit the Board of Directors to designate voting rights on new series of preferred stock;

          4. a proposal to elect three nominees to serve as directors of the Company; and

          5. such other business as may properly come before the annual meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 20, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company's offices at 1750 Clint Moore Road, Boca Raton, Florida 33487, and at the time and place of the meeting during the whole time of the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Stephen M. Wagman

                                          Stephen M. Wagman
                                          Secretary
April   , 2001
Boca Raton, Florida

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Information Concerning Solicitation and Voting..............    1
  Stockholders Meeting......................................    1
  Proposals.................................................    1
  Stockholders Entitled to Vote and Quorum..................    2
  Counting of Votes.........................................    2
  Proxies...................................................    3
Proposal 1. Proposal to Approve Private Placement
  Transaction...............................................    5
  General...................................................    5
  Proposal..................................................    5
  Summary...................................................    6
  Some Possible Effects of the Private Placement
     Transaction............................................   12
  Overview of the Private Placement Transaction.............   15
  Reasons for the Private Placement Transaction.............   16
  Relationship between the Company and the Investors and
     Their Affiliates.......................................   16
  Company Evaluation of Financing Alternatives..............   16
Description of Transaction Documents........................   18
  Description of Securities Purchase Agreement..............   18
  Description of Escrow Agreement...........................   21
  Description of Series F Preferred Stock...................   21
  Description of Warrants...................................   24
  Description of Registration Rights Agreement..............   25
Requirement of Stockholder Approval.........................   28
Approval of the Private Placement Transaction...............   28
Proposal 2. Proposal to Approve an Amendment to Our
  Certificate of Incorporation to Increase the Number of
  Authorized Shares of Common Stock.........................   28
  General...................................................   28
  Proposal..................................................   29
  Purpose...................................................   29
Proposal 3. Proposal to Approve an Amendment to Our
  Certificate of Incorporation with Respect to Our "Blank
  Check" Preferred Stock....................................   31
  General...................................................   31
  Proposal..................................................   31
  Summary...................................................   32
Proposal 4. Election of Directors...........................   33
  Introduction..............................................   33
  Information Concerning the Directors......................   33
  Meetings of the Board of Directors........................   34
  Committees of the Board of Directors......................   34
  Report of the Audit Committee.............................   35
  Compensation of Directors.................................   36
  Executive Compensation....................................   37
  Employment Agreements.....................................   40
  Stock Option and Other Compensation Plans.................   41
  Limitation of Liability and Indemnification of Officers
     and Directors..........................................   42
  Compensation Committee Interlocks and Insider
     Participation..........................................   42
  Compensation Committee Report on Executive Compensation...   42

                                                              PAGE
                                                              ----
  Section 16(a) Beneficial Ownership Reporting Compliance...   44
  Security Ownership of Certain Beneficial Owners and
     Management.............................................   45
  Stock Performance Graph...................................   47
Certain Transactions........................................   48
  Issuance of Common Stock in Acquisition of Inlogic........   48
  Related Party Transactions................................   48
Information Regarding Our Independent Accountants...........   50
  Audit Fees................................................   50
  Financial Information Systems Design and Implementation
     Fees...................................................   50
  All Other Fees............................................   50
Other Matters...............................................   50
Incorporation of Information by Reference...................   51

Appendix A    Securities Purchase Agreement
Appendix B    Form of Certificate of Amendment
Appendix C    Form of Warrant
Appendix D    Escrow Agreement
Appendix E    Registration Rights Agreement
Appendix F    Audit Committee Charter

                           DALEEN TECHNOLOGIES, INC.
                             1750 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA 33487
                                 (561) 999-8000
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2001

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

STOCKHOLDERS MEETING

     This proxy statement and the enclosed proxy card are furnished on behalf of the Board of Directors of Daleen Technologies, Inc., a Delaware corporation (the "Company," "we," "our" or "us"), for use at the Annual Meeting of Stockholders to be held on June 5, 2001 at 10:00 a.m., Eastern time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 1750 Clint Moore Road, Boca Raton, Florida 33487. We intend to mail this proxy statement and the accompanying proxy card on
or about April                , 2001, to all stockholders entitled to vote at
the Annual Meeting.

PROPOSALS

     At the Annual Meeting, we will request that the stockholders consider and vote upon each of the following proposals:

     PRIVATE PLACEMENT PROPOSALS (PROPOSALS 1 AND 2). Proposal 1 is a proposal to approve a Securities Purchase Agreement dated as of March 30, 2001 (the "Purchase Agreement"), between the Company and the investors named therein (the "Investors"), to approve an amendment to our Certificate of Incorporation to authorize and designate the rights, preferences and designations of the Series F convertible preferred stock (the "Series F preferred stock") to be sold to the Investors pursuant to the Purchase Agreement, and to approve the performance by the Company of all of the transactions contemplated by the Purchase Agreement. A copy of the Purchase Agreement is attached as Appendix A to this Proxy Statement. The transactions contemplated by the Purchase Agreement, including the amendments to the Certificate of Incorporation described in Proposal 1, are referred to collectively as the "Private Placement Transaction." The Private Placement Transaction will include the following transactions:

     - the amendment to our Certificate of Incorporation to authorize and designate the rights, preferences and designations of the Series F preferred stock, which rights, preferences and designations are included in the form of Certificate of Amendment attached as Appendix B to this Proxy Statement;

     - an amendment to the first paragraph of Article FOURTH of our Certificate of Incorporation authorizing 356,950 shares of Series F preferred stock as set forth in the Certificate of Amendment attached as Appendix B to this Proxy Statement;

     - the issuance and sale by the Company to the Investors, for a total purchase price of $27.5 million, of 247,882 shares of Series F preferred stock and warrants to purchase 99,153 additional shares of Series F preferred stock;

     - the issuance by the Company to Robertson Stephens, Inc., which acted as placement agent to the Company in the Private Placement Transaction, of a Warrant to purchase 9,915 shares of Series F preferred stock (the "Placement Agent Warrant" and together with the warrants to be issued to the Investors, the "Warrants"); and

     - the issuance of shares of common stock upon conversion of the Series F preferred stock.

     Proposal 2 is to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 70 million shares to 200 million shares. The increase in the number of authorized shares of common stock is required as part of the Private Placement Transaction in order to insure that there are a sufficient number of authorized shares of common stock available for issuance upon conversion of all of the Series F preferred stock. Accordingly, approval of both Proposal 1 and Proposal 2 is necessary for the Company to consummate the Private Placement Transaction. Proposals 1 and 2 are referred to collectively as the "Private Placement Proposals."

     AMENDMENT TO CERTIFICATE OF INCORPORATION WITH RESPECT TO "BLANK CHECK" PREFERRED STOCK (PROPOSAL 3). Proposal 3 is to amend Section VII of Part B of Article FOURTH of the Certificate of Incorporation relating to the issuance of "blank check" preferred stock to redesignate the section as Section VIII and to clarify that the Board of Directors has the authority to provide voting rights with respect to any new series of preferred stock.

     ELECTION OF DIRECTORS (PROPOSAL 4). Proposal 4 is to elect three directors to our Board of Directors to serve a term expiring at the 2004 annual meeting of stockholders.

STOCKHOLDERS ENTITLED TO VOTE AND QUORUM

     Only holders of record of our common stock at the close of business on April 20, 2001, will be entitled to notice of and to vote at the Annual Meeting (the "Record Date"). At the close of business on the Record Date, we had
outstanding and entitled to vote        shares of common stock. Each holder of
record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The holders of a majority of the total shares of common stock outstanding on the record date, whether present at the Annual Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each stockholder who signs and returns the enclosed proxy card will be counted for the purposes of determining the presence of a quorum at the meeting, whether or not the stockholder abstains on all or any matter to be acted on at the meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. Broker-dealers who hold their customers' shares in street name may, under the applicable rules of the exchanges and other self-regulatory organizations of which the broker-dealers are members, vote the shares of their customers on routine proposals, which under such rules typically includes the election of directors, when they have not received instructions from the customer. Under these rules, brokers may not vote shares of their customers on non-routine matters without instructions from their customers. A broker non-vote occurs with respect to any proposal when a broker holds shares of a customer in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

COUNTING OF VOTES

     The purpose of the Annual Meeting is to consider and act upon the matters that are listed in the accompanying Notice of Annual Meeting and set forth in this Proxy Statement. The shares represented by each proxy card will be voted in accordance with the stockholder's directions. A quorum must be present at the Annual Meeting, including representation by proxy.

     PRIVATE PLACEMENT PROPOSALS (PROPOSALS 1 AND 2). The enclosed proxy card provides a means for a stockholder to vote for, against or abstain from voting on Proposals 1 and 2.

     The voting requirements for Proposal 1 are governed by two sets of rules. First, The Nasdaq Stock Market requires that Proposal 1 be approved by the affirmative vote of a majority of the votes cast at the

Annual Meeting, either in person or by proxy, assuming a quorum is present at the meeting. Second, pursuant to our Certificate of Incorporation, the amendments to the Certificate of Incorporation included in Proposal 1 must be approved by the holders of at least 66 2/3% of our outstanding common stock entitled to vote at the Annual Meeting. As a result, the holders of at least
66 2/3% of our outstanding common stock must approve Proposal 1 in order for the Company to consummate the Private Placement Transaction.

     Similarly, the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock as contemplated by Proposal 2 must be approved by the holders of at least 66 2/3% of our outstanding common stock entitled to vote at the Annual Meeting. The approval of both Proposal 1 and Proposal 2 are required for consummation of the Private Placement Transaction.

     Because Proposals 1 and 2 must be approved by the holders of at least
66 2/3% of our outstanding common stock, abstentions and broker non-votes will have the same effect as a vote against each of the Private Placement Proposals.

     Certain of our stockholders, including stockholders that are Investors, as well as our directors and their affiliates and certain members of our senior management, have agreed to vote their shares of common stock in favor of each of the Private Placement Proposals. These stockholders also have agreed not to dispose of their shares of common stock prior to the vote on the Private Placement Proposals. These stockholders own approximately 51.4% of the outstanding common stock entitled to vote at the Annual Meeting.

     AMENDMENT TO CERTIFICATE OF INCORPORATION WITH RESPECT TO "BLANK CHECK" PREFERRED STOCK (PROPOSAL 3). The enclosed proxy card provides a means for a stockholder to vote for, against or abstain from voting on Proposal 3. The amendment to our Certificate of Incorporation contemplated by Proposal 3 must be approved by the holders of at least 66 2/3% of our outstanding common stock entitled to vote at the Annual Meeting. Because the stockholders are asked in Proposal 1 to approve an amendment to our Certificate of Incorporation to designate the terms of the Series F preferred stock, the approval of Proposal 3 is not required for consummation of the Private Placement Transaction.

     Because Proposal 3 must be approved by the holders of at least 66 2/3% of our outstanding common stock, abstentions and broker non-votes will have the same effect as a vote against this proposal.

     ELECTION OF DIRECTORS (PROPOSAL 4). The enclosed proxy card provides a means for a stockholder to vote for all of the nominees for director listed thereon or to withhold authority to vote for one or more of such nominees. Our bylaws provide that directors are elected by a plurality of the votes cast. Accordingly, the withholding of authority by a stockholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees.

PROXIES

     Proxies for use at the Annual Meeting are being solicited by our Board of Directors from our stockholders. The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by use of the mails, officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone, facsimile, e-mail and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. We also expect to make arrangements with brokerage firms, banks, custodians, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of the shares. We will reimburse such persons for their reasonable out-of-pocket expenses in forwarding the material. We will use the services of MacKenzie Partners, Inc. to aid in the solicitation of proxies at a fee not expected to exceed approximately $7,000, plus such firm's reasonable out-of-pocket expenses.

     When the enclosed proxy card is properly signed and returned, the shares that it represents will be voted at the Annual Meeting in accordance with the instructions noted thereon. IN THE ABSENCE OF SUCH INSTRUCTIONS, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED IN FAVOR OF THE APPROVAL OF PROPOSALS 1, 2 AND 3 AND IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 4.

     Discretionary authority is provided in the proxy card as to any matters not specifically referred to in the proxy card or the Proxy Statement. The Board of Directors is not aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting for action, including a proposal to adjourn or postpone the Annual Meeting to permit the Company to solicit additional proxies in favor of any proposal, the persons named in the accompanying proxy will vote on such matter in their own discretion.

     Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. A stockholder who signs and returns a proxy card may revoke it at any time before it is voted by taking one of the following three actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a proxy card with a later date; or (iii) voting in person at the Annual Meeting.

     If you have any questions, please call our proxy solicitation firm, McKenzie Partners, Inc., at (800) 322-2885 or our corporate secretary, Stephen
M. Wagman, at (561) 999-8000.

     Our executive offices are located at 1750 Clint Moore Road, Boca Raton, Florida 33487, and our telephone number is (561) 999-8000.

                                   PROPOSAL 1

               PROPOSAL TO APPROVE PRIVATE PLACEMENT TRANSACTION

GENERAL

     On March 30, 2001, we entered into definitive agreements for the sale of $27.5 million of the Series F preferred stock and the Warrants. The terms of the Private Placement Transaction, including the terms of the Series F preferred stock and the Warrants are set forth in the Purchase Agreement attached as Appendix A hereto, the form of Certificate of Amendment to the Certificate of Incorporation attached as Appendix B hereto (the "Certificate of Amendment"), the form of Warrant attached as Appendix C hereto, the Escrow Agreement dated as of March 30, 2001, between the Company, the Investors, Robertson Stephens, Inc. and SunTrust Bank, as escrow agent attached as Appendix D hereto, and the Registration Rights Agreement between the Company, the Investors and Robertson Stephens, Inc., as placement agent, attached as Appendix E hereto. These agreements and documents are referred to collectively as the "Transaction Documents." On March 30, 2001, the Investors deposited the full $27.5 million purchase price for the Series F preferred stock and the Warrants into escrow with SunTrust Bank as escrow agent. The only condition to the release of the escrowed funds to the Company is the receipt of the requisite stockholder approval of the Private Placement Proposals (Proposals 1 and 2) by July 30, 2001, or such later date as the Company and the Investors may agree in writing. If we do not obtain the requisite stockholder approval on or before July 30, 2001, or such later date as the Company and the Investors may agree in writing, our obligation to sell, and the Investors' obligations to purchase, the Series F preferred stock and the Warrants will be deemed null and void. The approval of the holders of at least 66 2/3% of our outstanding common stock will be required to approve each of the Private Placement Proposals.

PROPOSAL

     If the stockholders approve Proposal 1, the stockholders will have approved:

     - the Purchase Agreement and the transactions contemplated thereby, including the issuance and sale by the Company to the Investors, for a total purchase price of $27.5 million, of 247,882 shares of Series F preferred stock and Warrants to purchase 99,153 additional shares of Series F preferred stock, the issuance by the Company to the placement agent in the Private Placement Transaction of the Placement Agent Warrant, and the issuance of shares of common stock upon conversion of the Series F preferred stock;

     - an amendment to the first paragraph of Article FOURTH of our Certificate of Incorporation authorizing 356,950 shares of Series F preferred stock as set forth in the Certificate of Amendment attached as Appendix B to this Proxy Statement; and

     - an amendment to our Certificate of Incorporation to redesignate current
       Section VII of Part B of Article FOURTH as new Section VIII and inserting as new Section VII the rights, preferences and designations of the Series F preferred stock as set forth in the Certificate of Amendment attached as Appendix B to this Proxy Statement.

     If the stockholders approve Proposal 1, then Section VII of Part B of Article FOURTH of our current Certificate of Incorporation will be redesignated as Section VIII. Further, if the stockholders approve Proposal 3, that Section will be redesignated and amended as contemplated by Proposal 3. However, stockholder approval of Proposal 3 is not a condition to the closing of the Private Placement Transaction.

SUMMARY

     The following is a summary in question and answer format of more detailed information concerning the Private Placement Transaction and the Transaction Documents contained elsewhere in this Proxy Statement, including the Appendices and the portions of the accompanying Annual Report on Form 10-K for the year ended December 31, 2000 that are incorporated by reference into this Proxy Statement. You are urged to read carefully this Proxy Statement, including the Appendices and the incorporated information in its entirety.

     Q: What is the Private Placement Transaction that the stockholders are being asked to approve?

     A: The Investors will invest $27.5 million in the Company by purchasing an aggregate of 247,882 shares of Series F preferred stock and Warrants to purchase up to an aggregate of 99,153 additional shares of Series F preferred stock. The Warrants have an exercise price of $166.41 per share of Series F preferred stock.

     Q:  What will be the purchase price per share of Series F preferred stock?

     A: The purchase price for each share of Series F preferred stock sold under the Purchase Agreement will be $110.94. Although a portion of the purchase price will be allocated to the Warrants, we will not receive any additional consideration for the grant of the Warrants. The per share purchase price is equal to (A) $1.1094, the average closing price of our common stock for the ten trading days ending on March 30, 2001, multiplied by (B) 100, the number of shares of our common stock initially issuable upon conversion of a share of Series F preferred stock. March 30, 2001 is the date on which the Company and the Investors entered into the Purchase Agreement.

     Q:  Why does the Company wish to complete the Private Placement
         Transaction?

     A: Our current cash and cash equivalents will not be sufficient to fund our operations for the remainder of 2001. As a result of our liquidity issues, our independent auditors delivered a going concern qualification in its report on our audited financial statements for the year ended December 31, 2000. Accordingly, the consummation of the Private Placement Transaction is extremely important to our ability to continue our operations. If approved, the Private Placement Transaction will address our liquidity issues and strengthen our balance sheet. We have not been able to obtain needed capital from other sources on terms we consider to be as favorable as the terms of the Private Placement Transaction. A more detailed discussion of the reasons for the Private Placement transaction is set forth in "Overview of the Private Placement Transaction -- Reasons for Private Placement Transaction" below.

     Q: Will the Company need additional financing prior to the closing of the Private Placement Transaction?

     A: Although the Company intends to carefully manage its uses of cash, it is possible that the Company will be required to seek alternative sources of capital prior to the Company's receipt of the funds from the Private Placement Transaction. The alternative sources of capital likely will be in the form of debt securities, possibly with an equity component. The Company has not yet identified the source of this additional financing nor can it predict whether additional financing can be obtained or, if obtained, the terms of such financing.

     Q: For what uses will the Company apply the net proceeds from the Private Placement Transaction?

     A: We will use the net proceeds to fund capital expenditures and for working capital purposes, including continued developments and enhancements to our products and technology, marketing and sales, expansion of our strategic alliances and expansion of our international operations.

     Q:  Who will invest in the Series F preferred stock and the Warrants?

     A: The Investors are HarbourVest Partners VI - Direct Fund, L.P., SAIC Venture Capital Corporation, Royal Wulff Ventures, LLC, St. Paul Venture Capital VI, LLC, ABX Fund, L.P., ABS Ventures IV, L.P., Halifax Fund, L.P., Baystar Capital, L.P., Baystar International Ltd., Special Situations Private Equity Fund, L.P., and Special Situations Caymen Fund, L.P. Certain of the Investors are current stockholders of the Company or affiliates of current stockholders of the Company. Additionally, two of our directors are affiliates of Investors. A more detailed discussion of the relationship between the Company and these Investors is set forth in "Overview of the Private Placement Transaction -- Relationship between the Company and the Investors and Their Affiliates" below.

     Q: What securities will the Company issue in the Private Placement Transaction?

     A:  We will issue to the Investors two different types of securities:

          - 247,882 shares of Series F preferred stock which are convertible into shares of our common stock; and

          - Warrants to purchase up to an additional 99,153 shares of Series F preferred stock.

          Additionally, we will grant to the placement agent the Placement Agent Warrant. As a result, if the Investors and the placement agent exercise the Warrants in full, we will issue an aggregate of 356,950 shares of Series F preferred stock.

     Q: Will the Company be required to issue and sell all 247,882 shares of the Series F preferred stock and all of the Warrants?

     A: Yes. If the stockholders approve both Private Placement Proposals (Proposals 1 and 2), we expect the closing of the Private Placement Transaction will take place within two business days following the Annual Meeting. The Purchase Agreement provides that, upon receipt of the requisite stockholder approval, the Company will issue and sell, and the Investors will purchase, 247,882 shares of Series F preferred stock and Warrants to purchase an additional 99,153 shares of Series F preferred stock at the closing. Additionally, we will be required to issue to the placement agent the Placement Agent Warrant.

     Q: Will the Company issue Series F preferred stock or Warrants if the stockholders do not approve both Private Placement Proposals?

     A: No. If the stockholders do not approve both Private Placement Proposals by July 30, 2001, or by such later date as the Company and the Investors may agree in writing, pursuant to the terms of the Purchase Agreement and the Escrow Agreement, all of the $27.5 million purchase price held by the escrow agent, together with all earnings thereon, will be returned to the Investors and the Company will not issue any of the Series F preferred stock or the Warrants.

     Q:  Is the Series F preferred stock convertible into common stock?

     A: Yes. The Series F preferred stock, including the shares issuable upon exercise of the Warrants, is convertible at any time at the option of the holder into shares of our common stock. The number of shares of our common stock issuable upon conversion of a single share of Series F preferred stock is determined by dividing the original price per share of the Series F preferred stock, which is $110.94, by the conversion price in effect on the date of conversion. The initial conversion price is $1.1094; however, the conversion price is subject to certain adjustments as set forth in the Certificate of Amendment, including the "Reset" of the conversion price discussed below.

     Q: What percentage of the outstanding shares of our common stock will holders of the Series F preferred stock and the Warrants be entitled to acquire upon their conversion and exercise of those securities?

     A: The initial conversion price of the Series F preferred stock is $1.1094. As a result, each share of Series F preferred stock initially will be convertible into 100 shares of our common stock. Based on the initial conversion price, and assuming that the Investors and the placement agent exercise the Warrants in full and convert all of their shares of Series F preferred stock, we would issue an aggregate of 35,695,000 shares of our common stock. Based on the number of shares of common stock outstanding on April 5, 2001 (21,792,425 shares), this would represent 62.1% of our outstanding common stock. However, as described in response to the next question, the conversion price of the Series F preferred stock is subject to a one-time "Reset" as well as certain other adjustment provisions that may result in the issuance of more than 100 shares of common stock upon conversion of each share of Series F preferred stock. The minimum and maximum percentages of common stock ownership will depend on a number of factors, including the following:

          - the effect of the Reset provisions in the Certificate of Amendment; and

          - the occurrence of anti-dilution adjustments to the conversion price of the Series F preferred stock, which will increase the number of common shares issuable upon the conversion of the Series F preferred stock, including the shares issuable upon the exercise of the Warrants;

          Based on these factors, the holders of the Series F preferred stock and the Warrants will become entitled to acquire, in the aggregate, a substantial majority of the outstanding common stock of the Company.

     Q:  What is the "Reset" and how does it work?

     A: Pursuant to the terms of the Series F preferred stock, the conversion price and, as a result, the number of shares of common stock issuable upon conversion, is subject to a one-time adjustment, or Reset, as follows:

          - in the event the average market price (based on the closing price per share as reported by The Nasdaq Stock Market) per share of our common stock for the ten consecutive trading days following the date on which we issue an earnings release (as defined below) for the quarter ended June 30, 2001 (the "Reset Price") is less than the conversion price (initially, $1.1094), the conversion price will be adjusted automatically to the higher of (A) the Reset Price or (B) $0.8321 (75% of the initial conversion price);

          - if we issue more than one earnings release with respect to the quarter ended June 30, 2001, a Reset Price will be calculated for the ten trading days following each earnings release, and the lowest Reset Price will be used for the purpose of determining the adjusted conversion price;

          - the effective date for the Reset will follow our final earnings release for the June 30, 2001 quarter;

          - the term "earnings release" means (A) a press release issued by the Company after March 30, 2001, providing any material financial metrics regarding revenue or estimated revenue or earnings or estimated earnings for the quarter ended June 30, 2001, including announcements regarding consolidation and expense reduction plans implemented or to be implemented by the Company, or (B) a press release issued by the Company announcing its actual total revenue for the quarter ended June 30, 2001;

          - if the Company does not issue an earnings release on or before the date of the Company files with the Com-mission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, the filing of the Quarterly Report on Form 10-Q will be deemed to be the earnings release.

          As a result of the Reset, the conversion price could be reduced to as low as $0.8321. In that event, each share of Series F preferred stock would be convertible into 133.3253 shares of common stock. If the conversion price is $0.8321, and assuming that the Investors and the placement agent exercise the Warrants in full and convert all of their shares of Series F preferred stock, we would issue an aggregate of 47,590,466 shares of common stock. Based on the number of shares of common stock outstanding on April 5, 2001, this would represent 68.6% of our outstanding common stock.

     Q: Has the Company issued an "earnings release" since March 30, 2001, that will give rise to the calculation of a Reset Price and a Reset?

     A: Yes. On April 10, 2001, we issued a press release announcing a consolidation and expense reduction plan that constitutes an "earnings release" for purposes of the Reset. The Reset Price with respect to
         this earnings release is $          . As a result, following our final
         earnings release for the June 30, 2001 quarter, the conversion price
         will be adjusted to $          unless there is a lower Reset Price
         following a subsequent earnings release. In no event will the conversion price be less than $0.8321 as a result of a Reset. In the
         event the conversion price is reduced to $          , each share of
         Series F preferred stock would be convertible into
         shares of our common stock. Based on that conversion price, and assuming that the Investors and the placement agent exercise the Warrants in full and convert all of their shares of Series F preferred
         stock, we would issue an aggregate of                shares of our
         common stock upon conversion of the Series F preferred stock. Based on the number of shares of our common stock outstanding on April 5, 2001,
         this would represent      % of our outstanding common stock.

     Q: Will the conversion price change as a result of future issuances of common stock or other securities?

     A: The conversion price will be reduced if we issue common stock or options, warrants or other rights to acquire common stock at a price per share of common stock that is less than the conversion price of the Series F preferred stock in effect at the time of such issuance. In that event, the conversion price will be reduced to be equal to the consideration per share received by the Company for such common stock, options, warrants or other rights to acquire common stock. However, there will be no adjustment of the conversion price with respect to our issuance of:

          - common stock, options or convertible securities to our employees, consultants, officers or directors pursuant to any stock-based incentive plan or agreement that has been duly approved by our Board of Directors, including pursuant to our Amended & Restated 1999 Stock Incentive Plan (the "1999 Plan");

          - no more than $5.0 million of common stock, options or convertible securities to investors whom the Board of Directors determines to be strategic to the future success of the Company;

          - common stock, options or convertible securities in transactions where we are acquiring all or substantially all of a third-parties' assets or voting securities in a transaction that would constitute a change of control for such third party; or

          - common stock upon the exercise or conversion of options, convertible securities, warrants or other securities or instruments convertible into common stock granted or issued prior to March 30, 2001.

     Q: When will the Series F preferred stock be issued and convertible into common stock and the Warrants exercisable for preferred stock?

     A: We will issue the shares of Series F preferred stock and the Warrants within approximately two business days after we receive the requisite stockholder approval of the Private Placement Proposals. Shares of Series F preferred stock will be convertible into common stock at the holder's option at any time when those shares are outstanding. The Warrants will be exercisable for Series F preferred stock at any time at the holder's option during a 5-year exercise period beginning on the date the Warrant is issued.

     Q: Will the shares of Series F preferred stock ever be automatically converted into common stock?

     A: Beginning on and continuing after March 30, 2002, each share of Series F preferred stock will automatically be converted, without the payment of any additional cash consideration, into shares of our common stock at the then effective conversion price on the first date after the common stock has traded on The Nasdaq National Market or a national securities exchange at a closing price equal to or above $3.3282 per share (appropriately adjusted for any stock split, dividend, combination, recapitalization or the like with respect to our common stock) for ten trading days within any 20 trading day period. The automatic conversion provision will not apply, and the Series F preferred stock will not be automatically converted, if the common stock is not listed for trading on The Nasdaq National Market or on a national securities exchange.

     Q: Will the Company be required to pay dividends on the Series F preferred stock?

     A: No. We are not required to pay dividends on the Series F preferred stock. However, if we pay dividends on our common stock, we will be required to pay dividends on the Series F preferred stock on an as-if-converted to common stock basis.

     Q: Will the holders of Series F preferred stock have liquidation rights and preferences?

     A: Yes. In the event of a dissolution, liquidation or winding up of the Company, after payment or provision for payment of debts, but before any distribution to the holders of common stock, the holders of the Series F preferred stock then outstanding will be entitled to receive a preferential amount of $110.94 per share (the "Preferential Amount") which is equal to the original price per share. The liquidation preference provisions also provide that if the amount distributable on each share of common stock upon liquidation, dissolution or winding up of the Company (after taking into account all distributions that would be necessary to satisfy the Preferential Amounts due to holders of the Series F preferred stock) is greater than the Preferential Amount payable on the Series F preferred stock, then the Company, in lieu of distributing the Preferential Amount to the holders of Series F preferred stock, shall make a distribution in an amount per share to the holders of Series F preferred stock (on an as-if converted basis) equal to the amount per share distributed to the holders of common stock.

     Q:  What are the redemption provisions of the Series F preferred stock?

     A: Generally, neither the Company nor the holders of the Series F preferred stock will have the right to require redemption of the Series F preferred stock. However, unless otherwise agreed by the holders of at least a majority of the outstanding shares of Series F preferred stock, in the event of the sale of the Company, we must redeem the shares of Series F preferred stock for a redemption price equal to the Preferential Amount. A "sale of the Company" means: (i) the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of at least

         50% of the outstanding shares of capital stock of the Company for securities issued or other consideration paid by the acquiring entity or any parent or subsidiary of such acquiring entity (except for a merger or consolidation after the consummation of which the stockholders of the Company immediately prior to such merger or consolidation own in excess of 50% of the voting securities of the surviving corporation or its parent corporation); or (ii) the sale or other disposition by the Company of substantially all of its assets.

     Q:  Will the holders of Series F preferred stock have voting rights?

     A: Yes. The holders of the Series F preferred stock will have voting rights entitling them to vote together with the holders of our common stock as a single class on all matters presented for a vote to the common stockholders. Each holder of Series F preferred stock will be entitled to cast 100 votes for each share of Series F preferred stock held by such holder, subject to adjustment for any stock split, stock dividend, reverse stock split, reclassification or consolidation of or on our common stock. Additionally, so long as 50% of the issued Series F preferred stock is still outstanding, holders of the Series F preferred stock will also be entitled to have a class vote on certain matters, including the following:

          - the authorization or issuance of any other class or series of preferred stock ranking senior to or equal with the Series F preferred stock as to payment of amounts distributable upon dissolution, liquidation or winding up of the Company;

          - the issuance of any additional shares of Series F preferred stock;

          - the reclassification of any capital stock into shares having preferences or priorities senior to or equal with the Series F preferred stock;

          - the amendment, alteration, or repeal of any rights of the Series F preferred stock; and

          - the payment of dividends on any other class or series of capital stock of the Company, including the payment of dividends on the common stock.

          Therefore, even if the holders of our common stock approve the amendment to our Certificate of Incorporation contemplated by Proposal 3, our Board of Directors may still be limited as to the designation and issuance of any other class or series of preferred stock ranking senior to or equal with the Series F preferred stock.

     Q: Will the holders of securities issued under the Purchase Agreement be entitled to registration rights?

     A: Yes. On or before May 14, 2001, we will be required to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to register the continuous offering and resale of the shares of our common stock issuable upon conversion of the Series F preferred stock. We also granted to the holders of the Series F preferred stock:

          - the right to demand that we effect up to three underwritten public offerings of the common stock underlying the Series F preferred stock, including the Series F preferred stock issuable upon exercise of the Warrants; and

          - "piggyback" registration rights allowing the holders to include their shares of common stock in other registration statements that we may subsequently file.

          We previously granted "piggyback" registration rights to a number of our other stockholders, including our largest stockholders, some of which are Investors or affiliates of Investors. It is anticipated that these stockholders will exercise their right to include their existing shares of common stock in the registration statement to be filed in connection with the Private Placement Transaction. In the event that all of the holders of these "piggyback" registration rights elect to include their shares of common stock in the registration statement, we may be required to register in excess of 60 million shares of common stock, including the shares issuable upon conversion of the Series F preferred stock after giving full effect to the Reset. Registration of these shares will permit the resale of the shares without limitation under the securities laws.

     Q:  What are the conditions to closing under the Purchase Agreement?

     A: The only closing condition is that we obtain the requisite stockholder approval of the Private Placement Proposals (Proposals 1 and 2) on or before July 30, 2001, or such later date as the Company and the Investors may agree in writing.

     Q: Why has the Board of Directors recommended that I vote to approve the Private Placement Proposals?

     A: The disinterested members of the Board of Directors have unanimously determined that the terms of the Purchase Agreement and the Private Placement Transaction are fair to, and in the best interests of the Company and its stockholders, and the disinterested members of the Board of Directors have unanimously recommended that the stockholders vote FOR approval of each of the Private Placement Proposals.

     Q: Why is a stockholder vote necessary to approve the Private Placement Transaction?

     A: The Company is required to obtain stockholder approval under the rules of The Nasdaq Stock Market that are applicable to companies which, like the Company, have a class of equity securities listed on The Nasdaq Stock Market. This is based upon Nasdaq's MarketPlace Rules governing the issuance of voting stock in an amount equal to or above 20% of the then outstanding voting stock, sales of securities to affiliates and sales of securities in a transaction that may constitute a change of control. In addition, pursuant to our Certificate of Incorporation and Delaware law, the amendments to our Certificate of Incorporation included in the Private Placement Proposals must be approved by the holders of at least 66 2/3% of our outstanding common stock.

     Q: What action will the Company take if the stockholders do not approve the Private Placement Proposals?

     A: The Company will not complete the Private Placement Transaction if the stockholders do not approve the Private Placement Proposals on or before July 30, 2001, or such later date as the Company and the Investors may agree in writing. In this event, the escrow agent will be required to immediately return all of the escrowed funds to the Investors. If the Private Placement Transaction is not completed, the Company will be required to immediately seek alternative sources of financing. The Company cannot assure you on what terms alternative financing might be available or that it will be able to secure alternative sources of financing at all.

     Q:  What do I need to do now?

     A: Please mark your vote on, sign, date and mail your proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the Annual Meeting. Your vote is very important to the future of the Company.

     Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me with respect to the Private Placement Proposals?

     A: Your broker will vote your shares with respect to the Proposals 1 and 2 ONLY if you provide instructions on how to vote. You should follow the directions provided by your broker on how to instruct your broker to vote your shares.

SOME POSSIBLE EFFECTS OF THE PRIVATE PLACEMENT TRANSACTION

     Although the disinterested members of our Board of Directors unanimously recommended approval of the Private Placement Transaction and believe the Private Placement Transaction is fair to and in the best interests of the Company and its stockholders, you should consider the following possible effects of the Private Placement Transaction in evaluating the Private Placement Proposals.

     THE HOLDERS OF THE SERIES F PREFERRED STOCK WILL HAVE RIGHTS THAT ARE SENIOR TO THOSE OF THE HOLDERS OF THE COMMON STOCK. The holders of the Series F preferred stock will have a claim against our assets senior to the claim of the holders of our common stock in the event of our liquidation, dissolution or winding up. The aggregate amount of that senior claim will be at least $27.5 million.

     The holders of the Series F preferred stock also will have voting rights entitling them to vote together with the holders of our common stock as a single class and on the basis of 100 votes per share of Series F preferred stock, subject to adjustment for any stock split, stock dividend, reverse stock split, reclassification or consolidation of or on our common stock. Assuming the issuance of the Series F preferred stock and Warrants, as of April 5, 2001, the voting rights of the holders of Series F preferred stock, excluding shares of common stock currently owned by Investors, would constitute 53.2% of the entire voting class of common stock, or 62.1% if the Investors and the placement agent exercise the Warrants. Following the conversion of the Series F preferred stock, the holders will be entitled to vote the number of shares of common stock issued upon conversion. As a result, the holders of Series F preferred stock will have a significant ability to determine the outcome of matters submitted to the stockholders of the Company for a vote. Additionally, the holders of the Series F preferred stock will be entitled to vote as a separate class on certain matters, including:

     - the authorization or issuance of any other class or series of preferred stock ranking senior to or equal with the Series F preferred stock as to payment of amounts distributable upon dissolution, liquidation or winding up of the Company;

     - the issuance of any additional shares of Series F preferred stock;

     - the reclassification of any capital stock into shares having preferences or priorities senior to or equal with the Series F preferred stock;

     - the amendment, alteration, or repeal of any rights of the Series F preferred stock; and

     - the payment of dividends on any other class or series of capital stock of the Company, including the payment of dividends on the common stock.

     As a result of these preferences and senior rights, the holders of the Series F preferred stock will have rights that are senior to the common stock in numerous respects.

     The holders of the Series F preferred stock will have other rights and preferences described in this proxy statement, including the right to convert the Series F preferred stock into an increased number of shares of common stock as a result of the Reset and antidilution adjustments.

     THE PRIVATE PLACEMENT TRANSACTION WILL PROVIDE THE INVESTORS WITH SUBSTANTIAL EQUITY OWNERSHIP IN THE COMPANY AND WILL HAVE A SIGNIFICANT DILUTIVE EFFECT ON EXISTING STOCKHOLDERS. Upon the closing of the Private Placement Transaction following receipt of the requisite stockholder approval, the Investors will own Series F preferred stock that is convertible at any time into a substantial percentage of the outstanding shares of our common stock. The actual percentage of the Investors' potential ownership of the common stock, and the extent of dilution to existing stockholders, will depend on a number of factors, including the following:

     The occurrence of the Reset provisions to the conversion price. As a result of the Reset provision, the conversion price of the Series F preferred stock could be reduced to as low as $0.8321. In that case, each share of Series F preferred stock would be convertible into 133.3253 shares of common stock. If the conversion price is $0.8321, and assuming that the Investors and the placement agent exercise the Warrants in full and convert all of their shares of Series F preferred stock into shares of common stock, we would issue an aggregate of 47,590,466 shares of common stock. Based on the number of shares of our common stock outstanding on April 5, 2001, this would represent 68.6% of our outstanding common stock. On April 5, 2001, we had 21,792,425 shares of our common stock issued and outstanding.

     On April 10, 2001, we issued a press release announcing a consolidation and expense reduction plan that constitutes an "earnings release" for purposes of
the Reset. The Reset Price with respect to this earnings release is $          .
As a result, following our final earnings release for the June 30, 2001 quarter,
the conversion price will be adjusted to $          unless there is a lower
Reset Price following a subsequent earnings release. In no event will the conversion price be less than $0.8321 as a result of a Reset. In the event the
conversion price is reduced to $          , each share of Series F preferred
stock would be convertible into                shares of our common stock. Based
on that conversion price, and assuming that the Investors and the placement agent exercise the Warrants in full and convert all of their shares of Series F
preferred stock, we would issue an aggregate of                shares of common
stock. Based on the number of shares of common stock outstanding on April 5,
2001, this would represent      % of our outstanding common stock.

     The occurrence of antidilution adjustments to the conversion price. Subject to certain exceptions, the conversion price of the Series F preferred stock will be reduced each time, if any, that we issue common stock, or options, warrants or other rights to acquire common stock at a price per share of common stock which is less than the conversion price of the Series F preferred stock then in effect. A reduction in the conversion price of the Series F preferred stock will increase the number of shares of common stock issuable upon conversion of the Series F preferred stock.

     The Series F preferred stock could be outstanding indefinitely. The Series F preferred stock will convert automatically into common stock only if, after March 30, 2002, the closing price of our common stock on The Nasdaq National Market or a national securities exchange is at least $3.3282 per share for ten out of any 20 trading day period. Otherwise, the shares of Series F preferred stock are convertible only at the option of the holder. Further, the Series F preferred stock is not subject to automatic conversion if our common stock is not listed for trading on The Nasdaq National Market or a national securities exchange. Each Warrant will be exercisable for Series F preferred stock in whole or in part at any time during a five-year exercise period at the sole discretion of the Warrant holder and will not be convertible or callable at the election of the Company.

     THE PRIVATE PLACEMENT TRANSACTION MAY RESULT IN THE INVESTORS ACQUIRING VOTING POWER OF OUR CAPITAL STOCK SUFFICIENT TO ENABLE THE INVESTORS TO CONTROL ALL MAJOR CORPORATE DECISIONS. The Investors will become entitled under the Purchase Agreement to acquire a percentage of the voting power of our capital stock that will enable the Investors to elect directors and to control to a significant extent major corporate decisions involving the Company and its assets that are subject to a vote of our stockholders. If the Private Placement Transaction closes as contemplated by the Purchase Agreement, the voting rights of the holders of the Series F preferred stock, when combined with the common stock owned by their affiliates will represent approximately 74.6% of the voting power of the Company, assuming the exercise of the Warrants and outstanding warrants to purchase common stock held by an affiliate of one of the Investors.

     One of the Investors, HarbourVest Partners VI-Direct Fund, L.P., is managed by HarbourVest Partners, LLC ("HarbourVest"), which also manages HarbourVest Partners V-Direct Fund, L.P. HarbourVest Partners V-Direct Fund, L.P. currently beneficially owns approximately 22% of our common stock (including a warrant to purchase 1,250,000 shares of our common stock). As a result of the Private Placement Transaction, HarbourVest, through funds it manages, would beneficially own approximately 34.4% of our common stock, assuming conversion of the Series F preferred stock and exercise of all of its Warrants and outstanding warrants to purchase our common stock. As a result of its ownership of such a considerable percentage of our voting stock, the issuance of the Series F preferred stock to HarbourVest Partners VI-Direct Fund, L.P. may be deemed to be a change of control of the Company under the MarketPlace Rules of The Nasdaq National Market and, at a minimum, represents an ability of HarbourVest to affect significant corporate decisions. See "-- Requirement of Stockholder Approval" below.

     Additionally, SAIC Venture Capital Corporation currently owns approximately 10.3% of our outstanding common stock. Pursuant to the Purchase Agreement, SAIC Venture Capital Corporation has agreed to purchase 67,604 shares of Series F preferred stock and Warrants to purchase an additional

27,042 shares of Series F preferred stock in the Private Placement Transaction. As a result, upon closing of the Private Placement Transaction, SAIC Venture Capital Corporation would beneficially own approximately 23.8% of our outstanding common stock, assuming conversion of the Series F preferred stock and exercise of its Warrants. Based on its ownership of such a significant percentage of our voting stock, the issuance of the Series F preferred stock and Warrants to SAIC Venture Capital Corporation may be deemed to be a change of control of the Company under the MarketPlace Rules of The Nasdaq Stock Market and, at a minimum, represents a significant ability of SAIC Venture Capital Corporation to affect significant corporate decisions. See "-- Requirement of Stockholder Approval" below.

     SALES OF THE UNDERLYING COMMON STOCK IN THE PUBLIC MARKET COULD LOWER OUR STOCK PRICE AND IMPAIR OUR ABILITY TO RAISE FUNDS IN NEW STOCK
OFFERINGS. Future sales of a substantial number of shares of our common stock in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and could make it more difficult for us to raise additional capital through the sale of equity securities. We entered into a Registration Rights Agreement with the Investors that will obligate the Company to register for resale under the Securities Act the common stock issuable upon conversion of the Series F preferred stock. We will be required under the Registration Rights Agreement to file and maintain one or more effective shelf registration statements that will permit the holders of those securities to sell the securities in the public market from time to time until all of the securities are sold or the securities otherwise may be transferred without restriction under the securities laws. Additionally, in the event we do not file the shelf registration statement, or the Commission does not declare the registration statement to be effective, in each case by the deadlines set forth in the Registration Rights Agreement, the Company will be required to pay to the Investors liquidated damages in an amount equal to 1% a month of the purchase price of the registrable securities not so registered.

     We will also grant the holders of the Series F preferred stock piggyback registration rights entitling such holders to have the common stock issuable upon conversion of the Series F preferred stock included in other registrations that we file covering the public offering of common stock for our account or the account of other stockholders. The exercise of these piggyback registration rights will be subject to notice requirements, timing restrictions and volume limitations which may be imposed by the underwriters of an offering. For more information about these registration rights, see "Description of Transaction Documents -- Description of the Registration Rights Agreement."

     In addition to the registration of the shares of common stock issuable upon conversion of the Series F preferred stock the holders of up to approximately 13 million shares of our common stock and warrants to purchase common stock will be entitled to have those shares included in the shelf registration we are required to file pursuant to the Registration Rights Agreement. We anticipate that substantially all holders of these "piggyback" registration rights will exercise these rights in connection with our filing of the registration statement. Holders of these registration rights include HarbourVest Partners V-Direct Fund, L.P., SAIC Venture Capital Corporation and St. Paul Venture Capital VI, LLC, which in the aggregate beneficially own 8,132,741 shares of our common stock.

OVERVIEW OF THE PRIVATE PLACEMENT TRANSACTION

     In accordance with the Purchase Agreement, the Private Placement Transaction provides that the Investors will purchase from the Company for an aggregate purchase price of $27.5 million:

     - 247,882 shares of Series F preferred stock; and

     - Warrants to purchase 99,153 shares of the Series F preferred stock having an exercise price of $166.41 per share.

     On March 30, 2001, the Investors deposited the $27.5 million purchase price into escrow with SunTrust Bank, as escrow agent. The only condition to the release of the escrowed funds to the Company is receipt of stockholder approval of the Private Placement Proposals (Proposals 1 and 2) on or before July 30, 2001, or such later date as the Company and the Investors may agree in writing. As soon as practicable after receipt of the requisite stockholder approval, we will issue and sell the Series F preferred stock and the Warrants pursuant to the Purchase Agreement.

REASONS FOR THE PRIVATE PLACEMENT TRANSACTION

     We decided to pursue the Private Placement Transaction following an evaluation and review of our financial condition, funding requirements and prospects in light of adverse developments in the public and private capital markets and our inability to obtain from other sources the capital needed to fund our business plan and operations.

     We believe that current cash and cash equivalents will be insufficient to fund our operations for the remainder of 2001. As a result, KPMG LLP, our independent accountants, issued a going concern qualification on its report on our audited financial statements for the year ended December 31, 2000. We need the net proceeds from the Private Placement Transaction to address our liquidity issues, support our working capital requirements, strengthen our balance sheet and support our international and business development efforts in accordance with our business plan. Our current business plan requires us to continue to make significant expenditures in research and development and sales and marketing.

RELATIONSHIP BETWEEN THE COMPANY AND THE INVESTORS AND THEIR AFFILIATES

     The Investors purchasing shares of the Series F preferred stock and Warrants include SAIC Venture Capital Corporation and St. Paul Venture Capital VI, LLC, which are current stockholders of the Company. Other purchasers include a venture capital fund, HarbourVest Partners VI - Direct Fund, L.P., managed by HarbourVest. HarbourVest also is the managing partner of HarbourVest Partners
V - Direct Fund L.P. which currently beneficially owns approximately 22% of our outstanding common stock (including a warrant to purchase 1,250,000 shares of our common stock). As a result of the proposed transaction, based on a Series F preferred stock conversion price of $1.1094, SAIC Venture Capital Corporation would beneficially own approximately 23.8% of our common stock (assuming exercise of its Warrants), HarbourVest, through the funds that it manages, would beneficially own approximately 34.4% of our common stock (assuming exercise of its Warrants), and St. Paul Venture Capital VI, LLC would beneficially own approximately 7.7% of the issued and outstanding common stock (assuming exercise of its Warrants) in each case treating the Series F preferred stock and Warrants on an as-if-converted and exercised basis. William A. Roper is the Chairman of the Board of SAIC Venture Capital Corporation and Ofer Nemirovsky is a managing director of HarbourVest. Mr. Roper and Mr. Nemirovsky are directors of the Company.

COMPANY EVALUATION OF FINANCING ALTERNATIVES

     Cash and cash equivalents at December 31, 2000, were $22.3 million. Cash used in operations in 2000 was $30 million. During this period, we incurred significant costs related to the acquisition of Inlogic Software Inc., development of our products, entrance into international markets, formation of our subsidiaries and increases in headcount. Current cash and cash equivalents (approximately $9.5 million at March 31, 2001) will be insufficient to fund operations for the remainder of 2001. The purpose of the Private Placement Transaction is to address our liquidity issues, support our working capital requirements, strengthen our balance sheet and support our international and business development efforts. We expect to reduce our fixed operating expenses through the implementation of our "profitability acceleration plan" in the first quarter of 2001, and our "expense reduction and consolidation plan" that we announced in April 2001. Both of these plans include workforce reductions, downsizing and closing of facilities and other miscellaneous cost reductions. We are also considering additional expense reductions to further reduce our fixed operating expenses.

     As we have developed and implemented our business strategy, we recognized that to achieve our operating goals we would need to address our liquidity issue and strengthen our balance sheet. To that end, we engaged Robertson Stephens, Inc., as an advisor to investigate the possibility of a capital raising effort and other strategic alternatives.

     Beginning in April 2000, and continuing into the first quarter of 2001, the public capital markets as a source of funds for software companies experienced a significant deterioration. Valuations of companies such as the Company were adversely affected. The closing sale price of our common stock as reported on The Nasdaq Stock Market declined from $20.75 at March 31, 2000, to $3.75 at December 29, 2000, the last trading day in 2000. It was our view that under these market conditions, we would not be able to raise additional funds from public sales of our common stock. Based on these circumstances, our Board of Directors felt it was in the best interest of the Company and our stockholders to investigate the possibility of a private placement of preferred stock to a limited number of investors, including both current and new investors. Beginning in November 2000, we began discussing possible transactions with our placement agent and later with our current investors who had shown an interest in such an investment, including HarbourVest and SAIC Venture Capital Corporation. However, not until March 2001, did a possible transaction materialize. In addition, in order to secure the commitment of HarbourVest to participate in the Private Placement Transaction, we were required to obtain a minimum of $5 million of commitments from new investors.

     We believe that current cash and cash equivalents will be insufficient to fund our operations for the remainder of 2001. As a result, KPMG LLP, our independent accountants, issued a going concern qualification on its report on our audited financial statements for the year ended December 31, 2000. Although the Company intends to carefully manage its uses of cash, it is possible that the Company will be required to seek alternative sources of capital prior to the closing of the Private Placement Transaction. This capital likely will be in the form of debt securities, possibly with an equity component. The Company has not yet identified the source of this additional financing, nor can it predict whether additional financing can be obtained or, if obtained, the terms of such financing.

     Unless we obtain adequate additional funding, we will be required to further reduce or modify our capital expenditures and to reduce our operations. These changes resulting from a lack of capital would adversely affect our business, results of operations and financial condition and will significantly impact our status as a going concern.

     We believe that our cash on hand, revenue and the net proceeds from the Private Placement Transaction, together with the reduction of costs achieved by the successful execution of our January and April 2001 consolidation and expense reduction activities will be sufficient to meet our anticipated cash needs for the remainder of 2001.

                      DESCRIPTION OF TRANSACTION DOCUMENTS

     The following summary of the material terms and provisions of the Transaction Documents is qualified in its entirety by reference to the Transaction Documents. The Transaction Documents are attached as Appendices A to E to this Proxy Statement and are considered part of this Proxy Statement. While we believe that these descriptions cover the material terms of these agreements, these summaries may not contain all of the information that is important to you.

DESCRIPTION OF SECURITIES PURCHASE AGREEMENT

     OVERVIEW. The Purchase Agreement provides that, upon the terms and conditions set forth in the Purchase Agreement, the Investors will purchase for a purchase price of $27.5 million:

     - 247,882 shares of our Series F preferred stock; and

     - Warrants to purchase 99,153 shares of Series F preferred stock at an exercise price of $166.41 per share.

     We have agreed to issue to Robertson Stephens, Inc., our placement agent in the Private Placement Transaction, the Placement Agent Warrant on the same terms and conditions as the Warrants to be issued to the Investors. We also have agreed to pay Robertson Stephens, Inc. a cash fee of $1,218,750.

     The principle powers, preferences and rights of the Series F preferred stock are summarized below under "Description of Series F Preferred Stock" and the principle terms of the Warrants are summarized below under "Description of Warrants."

     INITIAL CLOSING. On March 30, 2001, the Company and the Investors executed the Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement and conducted the initial closing of the Private Placement Transaction. At the initial closing, we deposited with SunTrust Bank as escrow agent:

     - undated certificates in the name of each Investor that, upon the escrow closing discussed below, will represent the number of shares of Series F preferred stock purchased by each Investor;

     - undated Warrants, that upon the escrow closing discussed below, will represent each Investor's Warrants; and

     - irrevocable instructions addressed to our transfer agent instructing the transfer agent to cause the Series F preferred stock and the Warrants to be issued to the Investors at the escrow closing.

     The Investors delivered to the escrow agent the $27.5 million purchase price for the Series F preferred stock and the Warrants. Additionally, the Company and the Investors exchanged certificates and other documentation customarily delivered at such closings.

     ESCROW CLOSING. If our stockholders approve the Private Placement Proposals as set forth in Proposals 1 and 2 herein on or prior to July 30, 2001, or such later date as the Company and the Investors may agree in writing, we will deliver to the escrow agent a notice of disbursement advising the escrow agent that we have received the requisite stockholder approval required to close the Private Placement Transaction and issue the Series F preferred stock and the Warrants. Upon the receipt of the notice of disbursement, the escrow agent will deliver to our transfer agent the irrevocable instructions held in escrow, the certificates representing the Series F preferred stock and the Warrants duly executed on behalf of the Company and registered in the name of each Investor. The escrow agent will transfer to the placement agent the placement agent fees and to the Company the balance of the purchase price held by the escrow agent, plus all interest earned thereon while held in escrow, as payment in full for the Series F preferred stock and the Warrants. Pursuant to the irrevocable instructions, our transfer agent will cause the Series F preferred stock and the Warrants to be issued and delivered to the Investors. For more information on the Escrow Agreement and duties of the escrow agent, see "Description of Transaction Documents -- Description of Escrow Agreement."

     TERMINATION OF ESCROW AND THE PRIVATE PLACEMENT TRANSACTION. If the escrow agent has not received the notice of disbursement on or before July 30, 2001, or such later date as the Company and the Investors may agree in writing, then the escrow agent shall within two business days after such date, and without any further instruction or direction from the Company or the Investors, return to each Investor by wire transfer the full purchase price deposited with the escrow agent by such Investor, plus all interest earned thereon while in escrow, and shall immediately return to the Company the Series F preferred stock certificates and the Warrants. In such event, the obligations of the Company and the Investors will be terminated without penalty and the Private Placement Transaction will not close.

     REPRESENTATIONS AND WARRANTIES.

     Representations and Warranties by the Company. The Purchase Agreement contains various representations and warranties by the Company relating to, among other things, the following:

     - the corporate organization, existence and good standing of the Company and its subsidiaries;

     - the corporate power and authority to carry on our business as it is currently conducted;

     - the corporate power and authority to execute and deliver the Transaction Documents and related documents and to complete the Private Placement Transaction;

     - the ownership of the capital stock and other equity interests of our subsidiaries and our lack of such ownership of other entities;

     - the capitalization of the Company;

     - the accuracy of our financial statements;

     - the liabilities, including debt, of the Company;

     - the conduct of our operations in the ordinary course of business;

     - taxes;

     - labor matters;

     - employee benefit plans;

     - material contracts;

     - restrictions on conduct of our business;

     - insurance matters;

     - indebtedness to affiliates;

     - litigation;

     - consents, approvals and qualifications necessary for the completion of the Private Placement Transaction;

     - title to properties and assets;

     - leases;

     - intellectual property;

     - corporate records and minutes;

     - compliance with laws;

     - environmental and safety laws that apply to the Company;

     - registration rights held by our current stockholders;

     - obligations to related parties;

     - filings and reports with the Commission; and

     - compliance and listing with respect to National Association of Securities Dealers, Inc. regulations.

     Representations and Warranties by the Investors. The Purchase Agreement contains various representations and warranties by the Investors relating to, among other things, the following:

     - organization of each of the Investors;

     - authority of the Investors to enter into the Private Placement
       Transaction;

     - investment intent of each Investor;

     - each Investor's status as an accredited investor;

     - investment experience of each Investor;

     - ability of each Investor to bear the risk of investment in the Company;

     - access to and receipt by Investors of information related to the Company;

     - opportunity of each Investor to seek and receive professional advice with respect to its investment in the Company; and

     - limitations on transfer and sale of the Series F preferred stock and the Warrants.

     COVENANTS AND AGREEMENTS. The Purchase Agreement contains covenants that obligate the Company and the Investors to take specified actions in connection with the Private Placement Transaction. In accordance with these covenants:

     - we are required to make certain securities filings with respect to the issuance and sale of the Series F preferred stock and the Warrants and to make all filings and reports relating to the offer and sale of each of the Series F preferred stock and the Warrants;

     - we must continue to file all reports that are required to be filed with the Commission pursuant to the Exchange Act and not terminate our status as an issuer required to file reports under the Exchange Act;

     - we are required to send to each Investor copies of any notices or other information made available or provided to our stockholders;

     - we are required to list all of our common stock issuable upon conversion of Series F preferred stock on The Nasdaq Stock Market;

     - we are required to pay the legal fees of the attorneys for certain of the Investors and the placement agent;

     - each of the Investors have agreed not to sell any shares of common stock held by such Investor, including "short sales," during the ten trading day period following each "earnings release" regarding the results of our quarter ending June 30, 2001;

     - the Company and the Investors are required to modify the Certificate of Amendment attached to the Purchase Agreement to adjust the conversion price in accordance with the terms of the Purchase Agreement in the event of certain actions;

     - we are required to permit representatives of the Investors to visit and inspect any of our properties, examine our corporate financial and operating records and have other inspection rights;

     - we are required to issue instructions to our transfer agent to issue certificates, registered in the name of each Investor for our common stock issuable upon conversion of the Series F preferred stock in such amounts as specified from time to time by the Investors upon conversion of the Series F preferred stock;

     - we are required to convene a meeting of our stockholders for the purpose of obtaining the requisite stockholder approval, including any and all approvals required by the applicable policies, rules or regulations of The Nasdaq Stock Market; and

     - each of the Investors agreed to vote all of its shares of our common stock in favor of the Private Placement Proposals (Proposals 1 and 2).

     AMENDMENT AND WAIVER. Any provision of the Purchase Agreement may be waived or amended upon written instruction signed by both the Company and the Investors or, in the case of a waiver, by the party against whom the enforcement of the waiver would be sought.

DESCRIPTION OF ESCROW AGREEMENT

     The following summary of the material terms and provisions of the Escrow Agreement is qualified in its entirety by reference to the Escrow Agreement, which is attached as Appendix D to this Proxy Statement and is considered a part of this document.

     On March 30, 2001, the Company, the Investors, Robertson Stephens, Inc. and SunTrust Bank, a Georgia banking corporation, as escrow agent, entered into the Escrow Agreement pursuant to which:

     - the Company placed in escrow signed but undated certificates representing the Series F preferred stock and signed but undated Warrants being purchased by the Investors, as well as irrevocable instructions to our transfer agent regarding the execution, dating and delivery of the Series F preferred stock certificates and the Warrants; and

     - the Investors deposited into escrow $27.5 million in funds equaling the aggregate purchase price for the Series F preferred stock and the Warrants.

     The receipt of the requisite stockholder approval on or before July 30, 2001, or such later date as the Company and the Investors may agree in writing, is the only condition to each of the certificates and the Warrants being distributed to the transfer agent for subsequent distribution to the Investors and the escrowed funds being wired by the escrow agent to the Company.

     In accordance with the terms of the Escrow Agreement, upon the receipt of the requisite stockholder approval, the Company is to deliver to the escrow agent a notice of disbursement acknowledging the receipt of the requisite stockholder approval, and directing the escrow agent to disburse the Series F preferred stock certificates, the Warrants and the funds in accordance with the terms of the Escrow Agreement.

     In the event the notice of disbursement is not received by the escrow agent by July 30, 2001, or if the stockholders do not approve of the Private Placement Proposals, within two days of such date the escrow agent will return to the Company the escrowed Series F preferred stock certificates and Warrants, and will return to the Investors the full purchase price deposited by each Investor with the escrow agent plus each Investor's pro rata share of interest income earned on the escrow funds while held by the escrow agent. Additionally, the Escrow Agreement contains such other terms and provisions that are customary and appropriate to escrow agreements of this type.

DESCRIPTION OF SERIES F PREFERRED STOCK

     The following is a summary of the principal terms of the Certificate of Amendment setting forth the powers, preferences and relative, participating, optional and other special rights of the Series F preferred stock and the qualifications, limitations and restrictions thereof. The following summary is qualified in its entirety by reference to the form of Certificate of Amendment, which is attached as Appendix B to this Proxy Statement and is considered a part of this document.

     CONVERSION AND CONVERSION PRICE. Each share of Series F preferred stock will be convertible at any time at the option of the holder. The number of shares issuable upon conversion of a single share of Series F preferred stock is determined by dividing the original price per share of the Series F preferred stock, or $110.94 (the "Original Price"), by the "conversion price", as defined in the terms of the Series F preferred stock. The initial conversion price is $1.1094. As a result, each share of Series F preferred stock initially will be convertible into 100 shares of our common stock subject to the Reset discussed below. The conversion price will be subject to adjustment as described below.

     RESET OF CONVERSION PRICE. The conversion price will be subject to a one-time adjustment (the "Reset") as follows:

     In the event the average market price (based on the closing price per share reported by The Nasdaq National Market) per share of our common stock for the ten consecutive trading days beginning with the next trading day immediately following the date on which we issue an earnings release (as defined below) for the quarter ended June 30, 2001 (the "Reset Price") is less than the conversion price then in effect, the conversion price will be adjusted automatically to the higher of (A) the Reset Price or (B) $0.8321. If we issue more than one earnings release with respect to the quarter ended June 30, 2001 (such as a pre-announcement press release followed by the final earnings press release), a Reset Price will be calculated for the ten trading days following each earnings release, and the lowest Reset Price will be used for the purpose of determining the adjusted conversion price. The effective date for the Reset, if any, will follow our final earnings release. "Earnings release" means (y) a press release issued by us after March 30, 2001, providing any material financial metrics regarding revenue or estimated revenue or earnings or estimated earnings for the quarter ended June 30, 2001, or (z) a press release issued by us announcing our actual total revenue for the quarter ended June 30, 2001. If we do not issue an earnings release on or before the date of filing with the Commission of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, the filing of the Quarterly Report on Form 10-Q will be deemed to be the earnings release.

     On April 10, 2001, we issued a press release announcing a consolidation and expense reduction plan that constitutes an "earnings release" for purposes of
the Reset. The Reset Price with respect to this earnings release is $       . As
a result, following our final earnings release for the June 30, 2001 quarter,
the conversion price will be adjusted to $       unless there is a lower Reset
Price following a subsequent earnings release. In no event will the conversion price be less than $0.8321 as a result of a Reset. In the event the conversion
price is reduced to $       , each share of Series F preferred stock would be
convertible into        shares of our common stock. Based on that conversion
price, and assuming that the Investors and the placement agent exercise the Warrants in full and convert all of their shares of Series F preferred stock, we
would issue an aggregate of                shares of common stock. Based on the
number of shares of common stock outstanding on April 5, 2001, this would
represent      % of our outstanding common stock.

     ANTI-DILUTION ADJUSTMENTS TO CONVERSION PRICE. In the event that after March 30, 2001, we issue common stock, options, warrants or other securities convertible into common stock at a price per share less than the conversion price, the conversion price will be reduced to be equal to the price per share of the securities we sold.

     However, there will be no adjustment of the conversion price pursuant to that provision:

     - upon our issuance of common stock, options, warrants or other securities convertible into common stock to any of our employees, consultants, officers or directors pursuant to any stock-based incentive plan or agreement that has been duly approved by our Board of Directors (including, without limitation, the 1999 Plan);

     - upon our issuance of no more than $5,000,000 of common stock, options, warrants or other securities convertible into common stock to investors who our Board of Directors determines are strategic to our future success;

     - upon our issuance of common stock, options, warrants or other securities convertible into common stock in transactions where we are acquiring all or substantially all of a third-parties' assets or voting securities in a transaction that would constitute a change of control for the third party;

     - upon conversion of the Series F preferred stock or upon exercise of the Warrants; or

     - upon the exercise of conversion of common stock, options, warrants or other securities convertible into common stock granted prior to March 31, 2001.

     The conversion price also will be subject to adjustment as a result of any stock split, stock dividend, reverse stock split, reclassification or consolidation of or on our common stock.

     AUTOMATIC CONVERSION. The Series F preferred stock will automatically convert into common stock at any time after March 30, 2002, if our common stock trades on The Nasdaq National Market or a national securities exchange at a price per share of at least $3.3282 (three times the initial conversion price) for ten trading days within any 20 trading day period. If the common stock is not listed for trading on The Nasdaq National Market or a national securities exchange, it will not be subject to automatic conversion.

     VOTING RIGHTS. The Series F preferred stock will entitle the holders thereof to vote with the common stock on the basis of 100 votes for each share of Series F preferred stock, subject to adjustment for any stock split, stock dividend, reverse stock split, reclassification or consolidation of or on our common stock. Additionally, so long as at least 50% of the shares of Series F preferred stock that are ever outstanding at any one time remain outstanding, we will be prevented from the following activities unless we first obtain the approval of a majority of the outstanding shares of Series F preferred stock:

     - authorize or issue any other class or series of preferred stock ranking senior to or equal with the Series F preferred stock as to payment of amounts distributable upon dissolution, liquidation or winding up of the Company or issue any additional shares of Series F preferred stock;

     - reclassify any capital stock into shares having preferences or priorities senior to or equal with the Series F preferred stock;

     - amend, alter or repeal any rights of the Series F preferred stock; or

     - pay dividends on any other class or series of capital stock.

     DIVIDENDS. Holders of Series F preferred stock will have rights to the payment of dividends only when and if dividends are declared on our common stock. In the event we pay dividends on our common stock, the holders of Series F preferred stock would be entitled to dividends on an as-if-converted basis.

     LIQUIDATION PREFERENCE. In the event of a dissolution, liquidation or winding up of the Company, after payment or provision for payment of debts, but before any distribution to the holders of our common stock or any other class or series of our then outstanding capital stock ranking junior to the Series F preferred stock, the holders of the Series F preferred stock then outstanding will be entitled to receive a preferential amount of $110.94 per share (the "Preferential Amount"), which is equal to the original price per share; provided however, that (i) if the assets to be distributed to the holders of the Series F preferred stock are insufficient to permit the payment to such holders of the full Preferential Amount, then all of the assets of the Company to be distributed will be distributed ratably to the holders of the Series F preferred stock, and (ii) if the amount distributable on each share of our common stock upon liquidation, dissolution or winding up (after taking into account all distributions that would be necessary to satisfy the Preferential Amounts due to holders of the Series F preferred stock) is greater than the Preferential Amount payable on the Series F preferred stock, the Company, in lieu of distributing the Preferential Amount to the holders of Series F preferred stock, will make a distribution in an amount per share to the holders of Series F preferred stock (on an as-converted basis) equal to the amount per share distributed to the holders of our common stock.

     REDEMPTION RIGHTS. Unless otherwise agreed by the holders of at least a majority of the outstanding shares of Series F preferred stock, voting or consenting as a separate class, in the event of a "sale of the Company," we will be required to redeem all of the issued and outstanding shares of Series F preferred stock for a redemption price equal to the Preferential Amount. A "sale of the Company" means: (i) the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of at least 50% of the outstanding shares of capital stock of the Company for securities issued or other consideration paid by the acquiring entity or any parent or subsidiary thereof (except for a merger or consolidation after the consummation of which the stockholders of the Company immediately prior to such merger or consolidation own in excess of 50% of the voting securities of the surviving corporation or its parent corporation); or (ii) the sale or other disposition by the Company of substantially all of its assets (other than a sale or transfer of assets to one or more wholly-owned subsidiaries of the Company).

     RESTRICTIONS ON TRANSFER OF THE SERIES F PREFERRED STOCK AND
WARRANTS. Except as provided in the Registration Rights Agreement as to the registration of the shares of common stock issuable upon conversion of the Series F preferred stock, the Series F preferred stock and the Warrants have not been and are not being registered under the Securities Act or any state securities laws, and the Series F preferred stock and the Warrants may not be offered for sale, sold, assigned or transferred unless:

     - the Series F preferred stock and the Warrants are subsequently registered under the Securities Act and applicable state securities laws;

     - the Investor or such other holder of the Series F preferred stock and the Warrants delivers to the Company an opinion of legal counsel, in a generally acceptable form, to the effect that such Series F preferred stock and Warrants to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from registration under the Securities Act; or

     - the Investor or such other holder of the Series F preferred stock and the Warrants provides the Company with reasonable assurance that the Series F preferred stock and the Warrants can be sold, assigned or transferred in accordance with Rule 144 or Rule 144A under the Securities Act.

     Each of the certificates and other instruments representing the Series F preferred stock and the Warrants, and, until such time that the common stock issuable upon conversion of the Series F preferred stock has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing our common stock, will bear a restrictive legend with respect to the above-discussed limitation on transfer of the Series F preferred stock and the Warrants.

DESCRIPTION OF WARRANTS

     The following is a summary of the principal terms of the Warrants that are being issued and sold together with shares of Series F preferred stock under the Purchase Agreement. The following summary is qualified in its entirety by reference to the form of Warrant, which is attached as Appendix C to this Proxy Statement and is considered a part of this document.

     GENERAL. We will issue to the Investors Warrants to purchase an aggregate of 99,153 shares of Series F preferred stock. Additionally, we will issue to the placement agent the Placement Agent Warrant. The terms of the placement agent Warrant are identical to the Warrants to be granted to the Investors.

     TERM. The Warrants will be exercisable for Series F preferred stock at any time and from time to time for a period of five years from the date of issuance.

     EXERCISE PRICE. The Warrants will have an exercise price of $166.41 per share of Series F preferred stock. The exercise price is equal to 150% of the Original Price per share of the Series F preferred stock. The exercise price is subject to adjustment in the event of any dividend, reverse stock split, reclassification or consolidation of or on the Series F preferred stock.

     METHOD OF EXERCISE. The Warrants may be exercised by surrendering to the Company the Warrant agreement evidencing such Warrants with an accompanying notice of exercise, properly completed and executed, together with payment of the exercise price. Payment of the exercise price by a holder may be made in the form of cash or a certified or official bank check payable to the order of the Company, by wire transfer for the account of the Company, or, to effect a "cashless exercise", by the surrender of unexercised Warrants, together with a written notice of election to effect such a cashless exercise. Upon surrender of the Warrant certificate and payment of the exercise price, we will deliver or cause to be delivered, to or upon the written order of such holder, stock certificates representing the number of shares of Series F preferred stock or other securities to which such holder is entitled pursuant to such exercise. If less than all of the Warrants evidenced by a Warrant are to be exercised, a new Warrant will be issued for the remaining number of Warrants. No service charge will be made for registration of transfer or exchange upon surrender of any Warrant to the Company, except that we may require payment to cover any tax that may be payable in connection with any transfer involved in the issuance and delivery of any certificate in a name other than the name of the holder of such Warrant.

DESCRIPTION OF REGISTRATION RIGHTS AGREEMENT

     The following summary of the material terms and provisions of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is attached as Appendix E to this Proxy Statement and is considered a part hereof.

     SECURITIES SUBJECT TO AGREEMENT. The Registration Rights Agreement obligates the Company to register under the Securities Act the resale in the public market by the Investors of the shares of common stock issuable upon conversion of the Series F preferred stock, including shares issuable upon exercise of the Warrants. This common stock is referred to as the "registrable securities."

     The registrable securities will cease to be "registrable securities" entitled to registration rights on the date and to the extent that:

     - the holder has disposed of such registrable securities pursuant to an effective registration statement under the Securities Act;

     - the holder has distributed such registrable securities to the public in accordance with Rule 144 under the Securities Act;

     - such registrable securities are proposed to be sold or distributed by a holder not entitled to the registration rights granted by the Registration Rights Agreement; or

     - all such registrable securities held by any holder entitled to registration rights may be sold by such holder without any time, volume or manner limitations in accordance with Rule 144(k) under the Securities Act.

     Notwithstanding the foregoing, any Investor which, individually or in the aggregate with its affiliates, holds registrable securities representing more than three percent of the total outstanding equity securities of the Company shall continue to have the right to require the Company to prepare an underwritten offering and shall continue to have "piggyback" registration rights as described below.

     HOLDERS ENTITLED TO REGISTRATION RIGHTS. Each of the Investors will be entitled to the benefits of the Registration Rights Agreement. Any permitted transferee of registrable securities under the Registration Rights Agreement will also be entitled to the benefits of the Registration Rights Agreement if immediately after the transfer the further disposition of such securities by such transferee is restricted under the Securities Act and such transferee agrees in writing to be bound by the provisions of the Registration Rights Agreement.

     MANNER OF REGISTRATION.

     Shelf Registration. The shelf registration rights under the Registration Rights Agreement will permit the Investors and any other holders of registrable securities to sell those securities in the public market or in private transactions from time to time.

     Pursuant to the Registration Rights Agreement, we are required to file a registration statement with the Commission on or before May 14, 2001 (the "Filing Deadline") to register the registrable securities. In the event the Commission, pursuant to its rules, regulations or otherwise, prohibits the Company from filing a registration statement prior to the actual issuance of the Series F preferred stock pursuant to the Purchase Agreement, then the Filing Deadline will be the later of (i) the business day following the issuance of the Series F preferred stock, or (ii) the date the Commission, pursuant to its rules, regulations or otherwise, permits such filing. We have agreed to use our best efforts to cause the registration statement to be declared effective by the Commission as soon as practicable after its filing, but in no event later than September 26, 2001 or such later date as the Company and the holders of a majority of the registrable securities (with the holders of Series F preferred stock and/or Warrants consenting on an as-converted and as-exercised basis) may agree in writing (the "Effectiveness Deadline"). In the event the Filing Deadline is delayed by the Commission, pursuant to its rules, regulations, or otherwise, then the Effectiveness Deadline will be the date that is the later of (i) September 26, 2001 or (ii) 100 days after the Filing Deadline as extended.

     If, other than as a result of a delay which is the result of an Investor, we do not file a registration statement covering all of the registrable securities on or prior to the Filing Deadline or the registration statement has not been declared effective by the Commission on or prior to the Effectiveness Deadline, then we will be required to pay each Investor liquidated damages in cash in an amount equal to one percent of the aggregate purchase price paid by such Investor for the Series F preferred stock and Warrants that are convertible or exercisable for the registrable securities not included in the registration statement per calendar month, including a pro rata portion thereof for any partial calendar month, that such default continues as limited by the Registration Rights Agreement.

     In addition to the registration of the shares of common stock issuable upon conversion of the Series F preferred stock, the holders of up to approximately 13 million shares of our outstanding common stock and warrants to purchase common stock will be entitled to have their shares of common stock included in the registration statement we are required to file pursuant to the Registration Rights Agreement. We anticipate that substantially all holders of these "piggyback" registration rights will exercise these rights prior to our filing of the registration statement. Holders of these registration rights include HarbourVest Partners V-Direct Fund, L.P., SAIC Venture Capital Corporation and St. Paul Venture Capital VI, LLC, which in the aggregate beneficially own 8,132,741 shares of our common stock.

     Piggyback Registration. The holders of registrable securities will be entitled to have their registrable securities included in other registration statements filed by the Company covering the public offering of common stock for the Company's account or the account of other stockholders. The exercise of these piggyback registration rights will be subject to notice requirements, timing restrictions and volume limitations which may be imposed by the underwriters of the applicable offering.

     Demand Registration. At any time after the effective date of the shelf registration, the holders of 40% in interest of the registrable securities on an as-converted and as-exercised basis, may request up to three times that we file a registration statement under the Securities Act covering the sale by them of registrable securities and all other common stock or other securities convertible or exercisable into common stock of which such demanding holder is a holder for the purpose of selling such Securities through a firm commitment underwritten offering.

     Pursuant to the Registration Rights Agreement, we may, and may allow other holders of securities of the Company to, include securities in a demand registration if, but only if, the managing underwriter of the registration concludes that such inclusion will not interfere with the successful marketing of all the registrable securities requested to be included in such demand registration. If, in the good faith judgment of the managing underwriter, marketing factors require a limitation of the number of registrable securities to be underwritten, the number of shares of registrable securities to be included in such demand registration shall be reduced in accordance with the terms of the Registration Rights Agreement as follows:

     - first, all securities that are not contractually entitled by the Registration Rights Agreement to be included in such demand registration will be excluded;

     - second, all securities that are entitled to be included in such demand registration pursuant to contractual commitments made by the Company other than pursuant to the Registration Rights Agreement shall be excluded;

     - third, securities that are entitled to be included in such demand registration pursuant to the exercise of piggyback rights shall be excluded, with such number of excluded securities to be allocated on a pro rata basis among the holders of such piggyback rights in accordance with the number of registrable securities then outstanding and held by each such Investor;

     - fourth, pro rata based on the number of demand securities owned by each demanding stockholder (for the purpose of this cutback, demand securities will also include the securities which are held by existing stockholders and considered "demand securities" as discussed below).

     Additionally, pursuant to the Registration Rights Agreement, if certain of our existing holders of registration rights, comprised of the former holders of our Series A, Series D, Series D-1 and Series E convertible preferred stock and the holder of our Series B Warrant, including SAIC Venture Capital Corporation, HarbourVest Partners V-Direct Fund, L.P. and St. Paul Venture Capital VI, LLC, elect to exercise their incidental registration rights with respect to their stock, the stock of those stockholders will be considered "demand securities" for purposes of the Registration Rights Agreement and the provisions relating to priority in demand registrations as discussed above.

     The Registration Rights Agreement also provides that we will be required to engage in certain activities related to the demand registration including:

     - preparation and filing of all post-effective amendments and other necessary filings;

     - permit legal counsel to the holders of registrable securities to review and comment upon the registration statement;

     - register and qualify the registrable securities under applicable securities or "blue sky" laws; and

     - cause our officers to be reasonably available to participate in "road shows," due diligence inquiries and other information meetings reasonably requested by the managing underwriters.

     BLACKOUT PERIODS; LOCK-UPS. We will have the right to postpone the filing or effectiveness of a registration statement for a period not to exceed 30 days if we determine that such registration and distribution would require disclosure of specified non-public material information that we have a bona fide business purpose for preserving as confidential. Additionally, we will be entitled to postpone the filing for up to a total of 90 days in any 12-month period.

     The Registration Rights Agreement also provides that, if requested by the managing underwriter of any securities offering by the Company and if all of our executive officers, directors, and holders in excess of 5% of our outstanding stock execute a similar agreement, each holder of registrable securities and its affiliates will not dispose of or transfer any registrable securities or related securities, except for registrable securities included in the offering, during the 90 days following the effective date of the registration statement for the offering.

     REGISTRATION EXPENSES. We will be required to pay all expenses of registering the registrable securities and in connection with the offering and sale thereof, other than any underwriting discounts or commissions and any stock transfer taxes.

     INDEMNIFICATION. The Registration Rights Agreement contains customary provisions that obligate us to indemnify each holder of registrable securities and its controlling persons, and, to a limited extent, obligates each holder of registrable securities to indemnify us, our directors and officers, our controlling persons and all other holders, against specified liabilities, including specified liabilities under the Securities Act.

                      REQUIREMENT OF STOCKHOLDER APPROVAL

     We are asking our stockholders to approve the Private Placement Proposals in accordance with the MarketPlace Rules of The Nasdaq Stock Market that are applicable to companies which, like the Company, have a class of equity securities listed on The Nasdaq Stock Market. These rules include the following:

     - Rule 4350(i)(1)(D), which requires stockholder approval by a majority of the outstanding shares entitled to vote, prior to the issuance of securities under specified circumstances, including in connection with a transaction other than a public offering involving our sale or issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power of securities outstanding before the issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of the common stock;

     - Rule 4350(i)(1)(A), which requires stockholder approval when an arrangement is made pursuant to which stock of the issuing company may be acquired by officers or directors of that company; and

     - Rule 4350(i)(1)(B), which requires stockholder approval of the issuance of securities that would result in a change of control of the Company.

     Although Rule 4350(i)(1)(B) does not define when a change of control of an issuer may be deemed to have occurred, the Company is seeking stockholder approval of the Private Placement Proposals to ensure compliance with that rule as well as with the other rules for which stockholder approval is or may be required in connection with the Private Placement Transaction.

     In addition to the Nasdaq stockholder approval requirement, our Certificate of Incorporation requires the approval of the holders of at least 66 2/3% of our outstanding common stock in relation to the proposal to amend our Certificate of Incorporation and for the creation, authorization and designation of the Series F preferred stock. The stockholders must approve both Private Placement Proposals (Proposals 1 and 2) in order for us to close the Private Placement Transaction.

                 APPROVAL OF THE PRIVATE PLACEMENT TRANSACTION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL 1.

                                   PROPOSAL 2

                    PROPOSAL TO APPROVE AN AMENDMENT TO OUR
             CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     Our Board of Directors has approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 70 million shares to 200 million shares and the related increase in the total number of authorized shares of capital stock from 91,877,236 to 221,877,236. Our Board of Directors recommends that our stockholders approve this amendment.

     Of the 70 million shares of common stock currently authorized, as of April 5, 2001, 21,792,425 shares were issued and outstanding, 1,729,147 shares were reserved for issuance upon exercise of outstanding warrants, and 7,214,697 shares of common stock were reserved for issuance under the 1999 Plan and other stock-based employee benefit plans. As a result, only 39,263,731 shares of common stock remain available for future issuance. If the stockholders approve the Private Placement Proposals (Proposals 1 and 2), we will reserve up to 47,590,466 additional shares of common stock for issuance upon the conversion of the

Series F preferred stock after giving full effect to the Reset of the conversion price of the Series F preferred stock. Accordingly, an increase in the number of authorized shares of common stock is necessary in order to insure a sufficient number of shares are available for issuance upon conversion of the Series F preferred stock and for other purposes.

     IF OUR STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL 2, WE WILL NOT BE ABLE TO COMPLETE THE PRIVATE PLACEMENT TRANSACTION.

PROPOSAL

     Under the proposed amendment, the first sentence of Article FOURTH would be amended and restated as follows:

          "The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Two Hundred Twenty-One Million Eight Hundred Seventy-Seven Thousand Two Hundred Thirty-Six (221,877,236) shares, of which Two Hundred Million (200,000,000) shall be Common Stock, having a par value of $0.01 per share (the "Common Stock"), and Twenty-One Million Eight Hundred Seventy-Seven Thousand Two Hundred Thirty-Six (21,877,236) shares shall be classified as Preferred Stock, par value $0.01 per share (the "Preferred Stock")."

     The proposed amendment does not change the number of authorized shares of preferred stock. Our Board of Directors has recommended that our stockholders approve the amendment to the Certificate of Incorporation. The proposed amendment would provide a sufficient number of shares for issuance upon conversion of the Series F preferred stock and would provide the Board with the ability to issue additional shares of common stock without requiring stockholder approval of such issuances except as otherwise may be required by applicable law or the rules of any stock exchange or trading system on which the securities may be listed or traded, including The Nasdaq Stock Market.

PURPOSE

     Our Board of Directors believes that it is in the best interests of the Company and our stockholders to increase the number of authorized shares of our common stock to insure that we have a sufficient number of shares for future issuance, including for issuance upon conversion of the Series F preferred stock. The availability of such shares will provide us with flexibility to issue common stock to meet our business and financial needs, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Further, our Board of Directors believes the availability of additional shares of common stock will enable us to attract and retain talented employees through the grant of stock options or other stock-based incentives. In addition, in order to complete the Private Placement Transaction discussed in Proposal 1 above, a sufficient amount of common stock must be reserved for issuance pursuant to the terms of the proposed Series F preferred stock. Both the issuance of common stock, including the Series F preferred stock, for any of the general or corporate purposes described above or in the Private Placement Transaction would have a dilutive affect on our earnings per share and book value per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power.

     The authorized shares of our common stock in excess of those already issued and outstanding will be available for issuance at such times and for such corporate purposes as our Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or trading system on which the securities may be listed or traded, including The Nasdaq Stock Market. Upon issuance, such shares will have the same rights as outstanding shares of common stock. Holders of common stock do not have any pre-emptive rights. Our Board of Directors does not intend to issue any common stock except on the terms which the Board deems to be in the best interest of the Company and our stockholders.

     Our Board of Directors does not recommend this proposed amendment with the intent to discourage tender offers or takeover attempts. However, the subsequent issuance of shares of our common stock could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to gain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of common stock, other than in the Private Placement Transaction, or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company's management. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.

     The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of holders of at least 66 2/3% of the outstanding shares of our common stock. If the amendment is not approved, our authorized common stock will not change and we will be prevented from consummating the Private Placement Transaction. Accordingly, stockholder approval is very important to the future of our Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL 2.

                                   PROPOSAL 3

                    PROPOSAL TO APPROVE AN AMENDMENT TO OUR
                          CERTIFICATE OF INCORPORATION
               WITH RESPECT TO OUR "BLANK CHECK" PREFERRED STOCK

GENERAL

     In accordance with our Certificate of Incorporation, we have 21,877,236 shares of preferred stock, par value $.01 per share, authorized for issuance, of which an aggregate of 11,877,236 shares have been designated Series A convertible preferred stock, Series B convertible preferred stock, Series C convertible preferred stock, Series D convertible preferred stock, Series D-1 convertible preferred stock and Series F convertible preferred stock. Currently, no shares of preferred stock are issued and outstanding. If our stockholders approve the Private Placement Proposals (Proposals 1 and 2) and we consummate the Private Placement Transaction, 356,950 shares of our preferred stock will be designated as Series F preferred stock, of which 247,882 shares will be issued and outstanding and 109,068 shares will be reserved for issuance pursuant to the exercise of the Warrants.

     Pursuant to Section VII of Part B of Article FOURTH of our Certificate of Incorporation which is currently in effect, our Board of Directors has the authority to issue shares of preferred stock with such preferences, privileges and restrictions as it determines. Notwithstanding this provision, our Certificate of Incorporation does not specifically provide that our Board of Directors has the authority to issue future series of preferred stock with voting powers without receiving the approval of our stockholders.

     Therefore, our Board of Directors has approved an amendment to our Certificate of Incorporation redesignating Section VII of Part B of Article FOURTH of our Certificate of Incorporation and amending such provision to specifically authorize our Board of Directors to designate and issue any undesignated shares of preferred stock with such rights and preferences as our Board of Directors may determine, and more clearly setting forth that our Board of Directors may include voting powers as part of the rights and preferences of a series of preferred stock, in each case, without the approval of the holders of our common stock.

     If approved, the shares of preferred stock that are not designated will be available for issuance from time to time for such purposes and consideration as our Board of Directors may approve. No further vote of our stockholders will be required, except as provided under Delaware law or the rules of the NASD for Nasdaq National Market securities. The availability of preferred shares for issuance, without the delay and expense of obtaining the approval of our common stockholders at a special meeting, will afford the Company the means of raising additional capital. Furthermore, preferred shares could be utilized by our Board of Directors for purposes of defending against any potential hostile or abusive takeover threats. Notwithstanding this proposal to amend our Certificate of Incorporation, however, as described in more detail below, if the Company issues the Series F preferred stock, the Company would, under certain circumstances, have to obtain the consent of the holders of a majority of the outstanding shares of Series F preferred stock in order to issue any new series of preferred stock with certain rights and preferences that are senior to or equal with the rights and preferences of the Series F preferred stock.

PROPOSAL

     An amendment to our Certificate of Incorporation redesignating current
Section VII of PART B of Article FOURTH as a new Section VIII of PART B of Article FOURTH and amending such section so that it reads as follows:

          "VIII. PREFERRED STOCK WITHOUT DESIGNATIONS AND PREFERENCES

          Shares of preferred stock (other than preferred stock comprising the Preferred, as defined herein) may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation hereby is authorized, by resolution or resolutions thereof, to fix or alter the rights, voting powers (if any), preferences, privileges and restrictions granted to or imposed upon each series of preferred stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, powers, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of preferred stock or Common Stock. Our Board of Directors also is authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."(1)
---------------

(1) Emphasis added to indicate the changes made to the existing language of the section.

SUMMARY

     Our Board of Directors currently has the authority to issue one or more series of preferred stock with rights and preferences determined by the Board of Directors, including dividend or interest rates, conversion prices, redemption provisions, maturity dates, and other rights, preferences and limitations. Our Board of Directors has the authority to determine these rights and preferences in its discretion without approval of the holders of common stock. Our Board of Directors also has the authority to issue such shares of preferred stock with such rights and preferences to whomever and for whatever purposes it may deem appropriate without the approval of the holders of common stock. The proposed amendment clarifies that the Board of Directors has the authority to establish the voting rights of any new series of preferred stock. The amendment does not change the number of authorized shares of preferred stock.

     Our Board of Directors believes that permitting the Board to authorize the issuance of shares of "blank check" preferred stock with voting rights provides the Company with more flexibility to address potential future financing needs and by creating a series of preferred stock for other corporate purposes, such as to implement joint ventures, strategic alliances or to make acquisitions.

     Notwithstanding that the "blank check" preferred stock will be issuable as determined by our Board of Directors in its discretion without approval of the holders of common stock, if we issue Series F preferred stock in the Private Placement Transaction, the holders of the Series F preferred stock will have certain rights with respect to the designation and issuance of additional shares of preferred stock. So long as 50% of the shares of Series F preferred stock that was ever issued and outstanding at one time is still outstanding, holders of the Series F preferred stock will be entitled to have a class vote on certain matters, including the following:

     - the authorization or issuance of any other class or series of preferred stock ranking senior to or equal with the Series F preferred stock as to payment of amounts distributable upon dissolution, liquidation or winding up of the Company; and

     - the reclassification of any capital stock into shares having preferences or priorities senior to or equal with the Series F preferred stock.

     Therefore, even if the holders of our common stock approve this amendment to our Certificate of Incorporation, our Board of Directors may still be limited as to the designation and issuance of any other class or series of preferred stock ranking senior to or equal with the Series F preferred stock.

     The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of our common stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION SET FORTH IN THIS PROPOSAL 3.

                                   PROPOSAL 4

                             ELECTION OF DIRECTORS

INTRODUCTION

     Our Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the directors of the same class whose terms are then expiring. Our bylaws provide that each class of directors will be elected by a plurality of all votes cast at the meeting.

     At the Annual Meeting, three directors are to be elected for the terms described below. The Board is currently comprised of three Class I directors (Paul G. Cataford, William A. Roper, Jr. and P.J. Hilbert), three Class II directors (Neil E. Cox, David B. Corey and Daniel J. Foreman), and three Class III directors (James Daleen, Ofer Nemirovsky and Stephen J. Getsy). At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the Class II directors, Class III directors and Class I directors will expire upon the election and qualification of successor directors at the 2001, 2002 and 2003 annual meeting of stockholders, respectively. There are no family relationships among any of the directors or director nominees of the Company. Mr. Roper and Mr. Nemirovsky are affiliates of Investors in the Private Placement Transaction.

     Shares represented by executed Proxies will be voted, if authority to do so is not withheld, for the election of each nominee named below. In the event that a nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may select. Alternatively, the Board of Directors may choose to leave such vacancy open or fill the vacancy subsequent to the Annual Meeting. The nominees for re-election as Class II Directors, Messrs. Corey, Cox and Foreman, have agreed to serve as directors if elected, and management has no reason to believe that they will be unable to serve. If elected, the nominees will serve for a three-year term expiring at the 2004 annual meeting of stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

INFORMATION CONCERNING THE DIRECTORS

     The name and age, principal occupation or employment, and other data regarding each director, including nominees for director, based on information received from the respective director, are set forth below:

Nominees to Serve as Class II Directors until the 2004 Annual Meeting

     DAVID B. COREY, age 41, has served as president and chief operating officer of the Company since February 1998 and as a director since June 1998. Before joining the Company, Mr. Corey served as senior vice president of Global Marketing for Westell, Inc., a telecommunications equipment company, from November 1996 until February 1998, and as vice president and managing director/Asia Pacific for Westell International, a telecommunications company, from January 1994 to November 1996.

     NEIL E. COX, age 51, has served as a director of the Company since August 1999. Mr. Cox retired in February 2001. From January 1998 until February 2001, Mr. Cox served as the president of SecurityLink from Ameritech, a business unit of Ameritech Corporation that provides international security, monitoring and networked home services. From 1987 until January 1998, Mr. Cox served in various management capacities at Ameritech, a full-service communications company, last serving as president of information industry services-telecommunications.

     DANIEL J. FOREMAN, age 42, has served as a director since July 1998. Mr. Foreman has served as a managing director of ABN AMRO, Inc., an investment firm, since October 1997 and was previously vice president of investments and acquisitions for Ameritech Corporation, a communications company, from October 1987 until October 1997.

Current Directors

     The directors of the Company continuing in office as Class III Directors, previously elected to serve until the 2002 Annual Meeting, are as follows:

     JAMES DALEEN, age 41, our founder, has served as chairman of the board and chief executive officer of the Company since our inception in 1989. Mr. Daleen served as president and chief executive officer of Sound Impulse Company, an electrical construction company, from 1983 until 1995.

     STEPHEN J. GETSY, age 56, has served as a director of the Company since October 1997. Mr. Getsy has been the president and chief executive officer of On-Line Ventures, Inc., a business consulting and investment company, from November 1993 to present.

     OFER NEMIROVSKY, age 43, has served as a director of the Company since September 1997. Mr. Nemirovsky has been a managing director of HarbourVest since January 1997. HarbourVest Partners, LLC was formed by the management team of Hancock Venture Partners, of which Mr. Nemirovsky had served in various capacities, including managing director and vice president, since 1986. Mr. Nemirovsky is a director of The Ultimate Software Group. HarbourVest manages HarbourVest Partners VI-Direct Fund, L.P., one of the Investors in the Private Placement Transaction.

     The directors of the Company continuing in office as Class I Directors, elected to serve until the 2003 Annual Meeting, are as follows:

     PAUL G. CATAFORD, age 37, has served as a director of the Company since August 1998. Mr. Cataford has served as managing director and president for BCE Capital, Inc., a management company charged with all venture capital activities of Bell Canada, since August 1997. From January 1994 until August 1997, Mr. Cataford was the team leader of investments of Working Ventures Canadian Fund, a venture capital fund. Mr. Cataford also serves on the board of directors of Sierra Wireless Inc., iVest Technologies, Inc., Bulldog Group, Inc. and ChanneLogics, Inc.

     P.J. HILBERT, age 45, has served as a director of the Company since October 2000. Ms. Hilbert has worked for AT&T since 1979 in various management capacities. Since July 2000 she has served as vice president of customer relationship management for AT&T Business Services. From April 1999 until August 2000 she served as vice president of marketing and sales operations. From November 1996 until March 1999 she served as vice president of customer care. From March 1996 until October 1996 she served as director of business integration services.

     WILLIAM A. ROPER, JR., age 55, has served as a director of the Company since July 1999. Mr. Roper has been a corporate executive vice president of Science Applications International Corporation, or SAIC, a technology research and development company, since October 2000. From October 1999 until October 2000 he served as executive vice president and chief financial officer of SAIC. From April 1990 until October 1999, he was senior vice president and chief financial officer of SAIC. Mr. Roper also is chairman of the board of directors of SAIC Venture Capital Corporation, a wholly-owned subsidiary of SAIC and an Investor in the Private Placement Transaction.

MEETINGS OF THE BOARD OF DIRECTORS

     During 2000, our Board of Directors held eight meetings. During intervals between meetings, the directors engage in informal discussions among themselves and management of the Company, and in some instances, take action by consent in lieu of meeting. In 2000, our Board of Directors took action by unanimous written consent three times. All of the incumbent directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of committees of the Board of Directors on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors, which consists of Mr. Getsy, the chairman, and Messrs. Cox and Nemirovsky, took action by unanimous written consent 49 times during 2000, primarily in connection with the grant of options to new employees. Each of the members of the Compensation Committee was a member of the Board of Directors during 2000 and none of the members is an executive officer of the Company. The Compensation Committee reviews and evaluates the compensation and benefits of all of our officers, reviews general policy matters relating to compensation and benefits of our employees and makes recommendations concerning these matters to the Board of Directors. The Compensation Committee also administers our stock incentive plans.

     The Audit Committee of the Board of Directors, which consists of Mr. Foreman, the chairman, and Messrs. Cataford and Roper held four meetings during 2000. The Audit Committee reviews the scope and timing of our audit services and any other services our independent auditors are asked to perform. In addition, the Audit Committee reviews and evaluates our audit and control functions and makes recommendations to our Board of Directors for the selection of independent auditors for the following year.

     Our Board of Directors acts as the Nominating Committee for selecting the nominees for election of directors in accordance with our bylaws. While our Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from our stockholders for nominees nor, subject to the procedural requirements set forth in our Certificate of Incorporation and our bylaws, has it established any procedures for this purpose. During 2000, our Board of Directors met once as the Nominating Committee.

REPORT OF THE AUDIT COMMITTEE

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     As set forth in more detail in the Audit Committee Charter which is attached as Appendix F to this Proxy Statement, the Audit Committee's primary responsibilities include:

     - monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

     - monitor the independence and performance of the Company's independent auditors; and

     - provide an avenue of communication among the independent auditors, management and the Board of Directors.

     The Audit Committee recommends the selection of the Company's independent auditors to the Board of Directors and meets with the Company's independent auditors to discuss the scope and to review the results of the annual audit as well as the results of the independent auditor's quarterly reviews.

     The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Audit Committee met four times during 2000.

     Each of the directors who serve on this committee are "Independent" for purposes of the National Association of Securities Dealers, Inc.'s listing standards. That is, the Board of Directors has determined that each of the members of the Audit Committee does not have any relationship to the Company that may interfere with the Audit Committee's independence from the Company and its management.

     The Audit Committee has reviewed the Company's consolidated financial statements and met with both management and KPMG LLP, the Company's independent auditors, to discuss those consolidated financial statements, including the independent auditor's delivery of a going concern qualification in its report of our audited consolidated financial statements for the year ended December 31, 2000. Management has represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with KPMG LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee has also discussed with KPMG LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Commission.

                                          Audit Committee

                                          Daniel J. Foreman, Chairman
                                          Paul G. Cataford
                                          William A. Roper, Jr.

COMPENSATION OF DIRECTORS

     Neither employee nor non-employee directors receive compensation for services performed in their capacity as directors except as provided below. We reimburse each director for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any of its committees. In addition, it is our policy that non-employee directors who are not employed by venture capital firms are eligible to receive options to purchase our common stock under the 1999 Plan. We generally issue to these non-employee directors options to purchase 50,000 shares of common stock upon initial election to our Board of Directors and 15,000 options per year thereafter. The disinterested members of our Board of Directors determine the vesting schedule for options granted to non-employee directors.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table presents the total compensation for the three years ended December 31, 2000, for our chairman and chief executive officer and our four other most highly compensated executive officers who were serving as executive officers and two persons who were executive officers during 2000 but are no longer deemed to be executive officer (collectively, the "Named Executive Officers").

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                   ANNUAL COMPENSATION            ------------
                                          -------------------------------------    NUMBER OF
                                                                     OTHER         SECURITIES          ALL
                                                                    ANNUAL         UNDERLYING         OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS     COMPENSATION(1)     OPTIONS      COMPENSATION(2)
---------------------------        ----   --------   --------   ---------------   ------------   ---------------
James Daleen.....................  2000   $328,900   $180,895         --             72,500         $  3,611(3)
  Chairman of the Board and        1999    286,000    214,500         --            125,000            2,587(3)
  Chief Executive Officer          1998    260,000    136,500         --            201,459            2,500(3)
David B. Corey(4)................  2000   $253,000   $123,338         --             48,500            3,611(5)
  President and Chief Operating    1999    220,000    165,000         --             79,000            2,587(5)
  Officer                          1998    176,154     93,500         --            304,500          104,007(5)
Stephen M. Wagman(6).............  2000   $220,000   $113,226         --             88,750            2,200(7)
  Chief Financial Officer,         1999     93,500     57,288         --            137,500           49,058(7)
  Treasurer and Secretary          1998         --         --         --                 --               --
Steven Kim(8)....................  2000   $124,500   $ 86,371         --            106,472           38,906(9)
  Executive Vice President of      1999         --         --         --                 --               --
  Products and Technologies        1998         --         --         --                 --               --
Richard A. Schell................  2000   $208,725   $ 83,490         --             29,750            3,611(10)
  Former Executive Vice            1999    181,500    136,125         --             38,500            2,474(10)
  President and Chief              1998    165,000     86,625         --             81,000            1,348(10)
  Financial Officer
Timothy C. Moss(11)..............  2000   $175,000   $ 91,776         --             78,750            3,500(12)
  Vice President -- Operations     1999    144,231     71,394         --            102,236           36,799(12)
                                   1998         --         --         --                 --               --
David J. McTarnaghan(13).........  2000   $175,000   $ 80,636         --             88,750            3,495(14)
  Senior Vice President of Sales   1999    150,000     66,500         --             22,250            2,587(14)
                                   1998     75,385     31,525         --                 --           35,975(14)

---------------

 (1) In accordance with the rules of the Commission, other compensation received in the form of perquisites and personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officers for such year.
 (2) All other compensation for each of the Named Executive Officers includes, among other things, the dollar value of insurance premiums paid by the Company with respect to term life insurance. There is no arrangement or understanding that any Named Executive Officer has or will receive or be allocated an interest in any cash surrender value under any such policies.
 (3) All Other Compensation for Mr. Daleen in 1998 included payment of $2,500 in 401(k) matching contributions. In 1999, 401(k) Plan match was $2,500 and $87 related to term life insurance premiums. In 2000, $3,500 related to 401(k) Plan match and $111 related to term life insurance premiums.
 (4) Mr. Corey commenced employment with the Company on February 10, 1998. His annualized base salary for fiscal 1998 was $200,000.
 (5) All Other Compensation for Mr. Corey in 1998 included $101,725 in relocation costs paid by the Company and $2,282 in 401(k) Plan matching contributions. In 1999, 401(k) Plan matching contributions were $2,500 and $87 related to term life insurance premiums. In 2000, $3,500 related to 401(k) Plan matching contributions and $111 related to term life insurance premiums.
 (6) Mr. Wagman commenced employment with the Company on June 9, 1999. His annualized base salary for fiscal 1999 was $195,000.
 (7) All Other Compensation for Mr. Wagman in 1999 included $48,611 of relocation costs, $401 related to 401(k) Plan matching contributions and $46 in term life insurance premiums. In 2000, $2,089 related to 401(k) Plan matching contributions and $111 related to term life insurance premiums.
 (8) Mr. Kim commenced employment with the Company on April 24, 2000. His annualized base salary for fiscal 2000 was $185,000 through September 3, 2000 and then increased to $200,000 through December 31, 2000.
 (9) All Other Compensation for Mr. Kim in 2000 included $38,850 of relocation costs and $56 of term life insurance premiums.
(10) Mr. Schell resigned as executive vice president and chief financial officer of the Company in January 2001. All other compensation for Mr. Schell in 1998 included payment of $1,261 in 401(k) Plan matching contributions and $87 in term life insurance premiums. In 1999, payments on 401(k) Plan matching contributions were $2,387 and $87 related to term life insurance premiums. In 2000, $3,500 related to 401(k) Plan matching contributions and $111 in term life premiums.
(11) Mr. Moss commenced employment with the Company on January 1, 1999.
(12) All Other Compensation for Mr. Moss in 1999 was $34,722 for relocation costs and $2,077 of 401(k) Plan matching contributions. In 2000 payments included $3,500 of 401(k) Plan matching contributions.
(13) Mr. McTarnaghan commenced employment with the Company on June 15, 1998. His annualized base salary for fiscal 1998 was $140,000. In connection with our Board of Directors action in June 2000, Mr. McTarnaghan is no longer deemed to be an executive officer of the Company.
(14) All other compensation for Mr. McTarnaghan in 1998 included $35,975 of relocation costs paid by the Company. In 1999, 401(k) Plan matching contributions were $2,500 and $87 related to term life insurance premiums. In 2000, 401(k) Plan matching contributions were $3,384 and $111 related to term life insurance premiums.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all individual grants of stock options during the year ended December 31, 2000, to each of the Named Executive
Officers:

INDIVIDUAL GRANTS

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                 PERCENT OF                                ANNUAL RATES OF STOCK
                                NUMBER OF       TOTAL OPTIONS                                PRICE APPRECIATION
                               SECURITIES        GRANTED TO     EXERCISE OR                  FOR OPTION TERM(1)
                            UNDERLYING OPTION   EMPLOYEES IN    BASE PRICE    EXPIRATION   ----------------------
           NAME                  GRANTED         FISCAL YEAR     PER SHARE       DATE         5%          10%
           ----             -----------------   -------------   -----------   ----------   --------   -----------
James Daleen..............       10,000             0.37%         $13.25        4/24/10    $83,329    $  211,171
                                 62,500             2.31            9.44       10/20/10    371,048       940,308
David B. Corey............       10,000             0.37           13.25        4/24/10     83,329       211,171
                                 37,500             1.39            9.44       10/20/10    222,629       564,185
                                  1,000             0.04           10.38        11/1/10      6,528        16,543
Stephen M. Wagman.........       10,000             0.37           13.25        4/24/10     83,329       211,171
                                 60,000             2.22           16.75         6/5/10    632,039     1,601,711
                                 18,750             0.69            9.44       10/20/10    111,314       282,092
Steven Kim................       70,000             2.59           13.63        4/26/10    599,458     1,519,682
                                 30,000             1.11           17.06        7/26/10    321,868       815,677
                                  6,472             0.24            9.44       10/20/10     38,423        97,371

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                 PERCENT OF                                ANNUAL RATES OF STOCK
                                NUMBER OF       TOTAL OPTIONS                                PRICE APPRECIATION
                               SECURITIES        GRANTED TO     EXERCISE OR                  FOR OPTION TERM(1)
                            UNDERLYING OPTION   EMPLOYEES IN    BASE PRICE    EXPIRATION   ----------------------
           NAME                  GRANTED         FISCAL YEAR     PER SHARE       DATE         5%          10%
           ----             -----------------   -------------   -----------   ----------   --------   -----------
Richard A. Schell.........       10,000             0.37           13.25        4/26/10     83,329       211,171
                                  1,000             0.04           16.63         8/2/10     10,459        26,504
                                 18,750             0.69            9.44       10/20/10    111,314       282,092
Timothy C. Moss...........       50,000             1.85           21.88        3/29/10     83,329     1,742,906
                                 10,000             0.37           13.25        4/24/10     83,329       211,171
                                 18,750             0.69            9.44       10/20/10    111,314       282,092
David J. McTarnaghan......        5,000             0.19           13.25        4/24/10     41,664       105,585
                                 10,000             0.37           15.06        8/23/10     94,712       240,018
                                 55,000             2.04            7.72       10/18/10    267,029       676,703
                                 18,750             0.69            9.44       10/20/10    111,314       282,092

---------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on the fair market value per share on the date of grant and assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are mandated by the rules of the Commission and are not intended to forecast future appreciation of our stock price. The potential realizable value computation is net of the applicable exercise price, but does not take into account federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock. Actual gains, if any, are dependent upon the timing of such exercise and the future performance of our common stock. There can be no assurance that the rates of appreciation in this table can be achieved. This table does not take into account any appreciation in the price of our common stock to date.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table summarizes the number of shares and value realized by each of the Named Executive Officers upon the exercise of options during 2000 and the value of the outstanding options held by the Named Executive Officers at December 31, 2000:

                                                                    NUMBER OF                     VALUE OF
                                                              SECURITIES UNDERLYING              UNEXERCISED
                                                               UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                SHARES                         AT FISCAL YEAR-END           AT FISCAL YEAR-END(2)
                               ACQUIRED        VALUE       ---------------------------   ---------------------------
            NAME              ON EXERCISE   REALIZED(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   ------------   -----------   -------------   -----------   -------------
James Daleen................    49,682        $478,438        93,153        259,288        $30,952        $46,519
David B. Corey..............    23,462         278,611       176,107        185,770         93,179         39,010
Stephen M. Wagman...........         0               0        34,375        191,875              0              0
Richard A. Schell...........         0               0       144,791        128,414         69,283         34,895
Steven Kim..................         0               0             0        106,472              0              0
Timothy C. Moss.............     5,000          67,500        20,559        155,427          3,750         18,750
David J. McTarnaghan........         0               0        63,062        142,938         27,500         20,000

---------------

(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers but are calculated based on the difference between the fair market value on the date of exercise of the options and the exercise price of the options. The Named Executive Officers will receive cash only if and when they sell the common stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of our common stock at the time of such sale.

(2) Based on the fair market value of our common stock as of December 31, 2000, of $3.75 per share as reported on The Nasdaq Stock Market, less the exercise price payable upon exercise of such options.

EMPLOYMENT AGREEMENTS

     We entered into a five-year employment agreement with James Daleen, our chief executive officer, on December 1, 1994, which was amended on September 5, 1997 and March 1, 1999. Upon expiration of the initial term in December 1999, the agreement automatically renews for additional terms of three years each unless either party notifies the other of its intent to terminate the employment agreement. The employment agreement provides for a base salary of $328,900 in 2000 and in 2001 and an annual bonus to be determined by our Compensation Committee, with the annual bonus targeted at 50% of Mr. Daleen's base salary. The employment agreement also provides for annual salary increases, as determined by our Compensation Committee, and option grants under our stock option plans, as determined by our board of directors. In the event of the termination of Mr. Daleen's employment without substantial cause, Mr. Daleen is entitled to a severance payment equal to two years' base salary in effect at the time of termination and a bonus in addition to the payment of all related excise, federal or state income taxes incurred by the executive as a result of the lump sum cash payment. In the event of a change of control of the Company, Mr. Daleen will, for a period of two years after such event, have the right to resign and receive a change of control payment. This payment will be equal to two years base salary and prorated performance bonus.

     We entered into an employment agreement with David Corey, our president and chief operating officer, on January 31, 1998. This agreement may be terminated by either party at any time. The employment agreement provides for a base salary of $253,000 in 2000 and in 2001, an annual salary increase to be determined by our Compensation Committee, and an annual bonus to be determined by our Compensation Committee, with the annual bonus targeted at 50% of Mr. Corey's base salary. In the event of the termination of Mr. Corey's employment without substantial cause, Mr. Corey will be entitled to a severance payment equal to one year's base salary in effect at the time of termination. We can elect to pay Mr. Corey only six months of severance if we release him from his non-compete agreement.

     We entered into an employment agreement with Stephen Wagman, our chief financial officer, treasurer and secretary on April 28, 1999. At the time, Mr. Wagman was our executive vice president of corporate development. The employment agreement can be terminated by either party at any time. The employment agreement provides for an annual base salary in 2000 of $195,000. In connection with Mr. Wagman's promotion to chief financial officer of the Company in June 2000, his annual base salary was adjusted to $220,000 through the end of the year. In 2001, his annual base salary will be determined by our Compensation Committee, with the annual bonus targeted at 50% of Mr. Wagman's base salary. Mr. Wagman has a draw agreement with the Company, whereby his compensation in 2000 and 2001 includes a $30,000 draw for each year. This draw is offset against his bonus earned during the year and is paid out in 26 installments. In the event of the termination of his employment agreement without substantial cause, Mr. Wagman will be entitled to a severance payment equal to one year's base salary in effect at the time of termination. We can elect to pay Mr. Wagman only six months of severance if we release him from his non-compete agreement.

     We entered into an employment agreement with Steven Kim, our executive vice president of products and technologies in April 2000. The employment agreement may be terminated by either party at any time. The employment agreement provides for a base salary of $185,000 in 2000 and $200,000 in 2001. In the event of termination of Mr. Kim's employment agreement without cause, Mr. Kim will be entitled to a severance payment equal to three months of base salary in effect at the time of termination. We can elect to pay Mr. Kim no severance if we release him from his non-compete agreement.

     We entered into a three-year employment agreement with Richard Schell, our former chief financial officer and treasurer, on November 15, 1994, which was amended on January 31, 1997. Pursuant to the employment agreement, we paid Mr. Schell a base salary of $208,725 in 2000. Upon Mr. Schell's resignation from the Company in January 2001, we entered into a severance agreement effective

January 19, 2001, pursuant to which he is entitled to a severance payment equal to one year's base salary in effect at the time of termination ($208,725) and his options will continue to vest for one year.

     We entered into an employment agreement with Timothy C. Moss, our vice president of operations, on December 15, 1998. At the time, Mr. Moss was our vice president of professional services. The agreement can be terminated by either party at any time. The employment agreement provides for a base salary of $175,000 in 2000 and 2001 and an annual bonus targeted at 33% of Mr. Moss' base salary. In the event of the termination of his employment agreement without cause, Mr. Moss is entitled to a severance payment equal to one year's base salary in effect at the time of termination. We can elect to pay Mr. Moss no severance if we release him from his non-compete agreement.

     We entered into an employment agreement with David J. McTarnaghan, our senior vice president of sales, in June 1998. The agreement can be terminated by either party at any time. The employment agreement provides for a base salary of $175,000 in 2000 and in 2001 and an annual bonus to be determined by our Compensation Committee. The employment agreement also provides for annual salary increases, as determined by our Compensation Committee, and option grants under our stock option plans, as determined by our Board of Directors. In the event of the termination of his employment without substantial cause, Mr. McTarnaghan is entitled to a lump sum severance payment equal to six months of base pay.

     Our executive officers and some of our other employees have signed invention assignment and confidentiality agreements as well as non-compete agreements. Under the invention assignment and confidentiality agreement, these individuals have assigned to us all of their copyrights, trade secrets and patent rights that relate to our business. Under the terms of the non-compete agreement, each of these individuals has agreed not to compete, directly or indirectly, with us in the billing and customer care industry during the term of their employment and for one year after termination of employment. Each also has agreed not to solicit our customers or employees, directly or indirectly, during the period of employment and for one year following termination of employment.

STOCK OPTION AND OTHER COMPENSATION PLANS

     Amended & Restated 1999 Stock Incentive Plan. We have established the 1999 Plan to promote our interests by providing employees and key persons the opportunity to purchase shares of common stock and to receive compensation based upon appreciation in the value of those shares. We have reserved 5,759,458 shares of common stock for issuance under the 1999 Plan. As of December 31, 2000, options to purchase an aggregate of 4,070,367 shares of common stock were outstanding under the 1999 Plan. An aggregate of 89,423 shares of common stock have been issued upon exercise of options granted under the 1999 Plan. If we sell 80% or more of our capital stock or assets, or if we agree to convert 80% or more of the outstanding shares of capital stock into another security; then the vesting schedule of each option grant will accelerate by two years.

     Prior Stock Option Plans. We adopted six other stock option plans between 1994 and 1998. Some of these plans provided for incentive stock options within the meaning of Subsection 422 of the Internal Revenue Code while others provided for non-qualified stock options.

     Our seven stock option plans are as follows: the 1994 Employee Non-Qualified Stock Option Plan (the "1994 Plan"), the 1995 Qualified Employee Incentive Stock Option Plan (the "1995 Plan"), the 1996 Employee Non-Qualified Stock Option Plan ("the 1996 Plan"), the 1997 Employee Incentive Stock Option Plan (the "1997 Plan"), the 1998 Non-Qualified Employee Stock Option Plan (the "1998 Plan"), the 1998 Qualified Employee Incentive Stock Option Plan (the "1998 ISO Plan") and the 1999 Plan. Each plan provides that the exercise price of the options granted will be issued at no less than the fair market value of the underlying common stock at the date of grant.

     As of December 31, 2000, options to purchase an aggregate of 5,420,963 shares of common stock were outstanding under these plans at a weighted average exercise price of $11.75 per share. 391,006 shares of common stock have been issued upon exercise of options granted under these plans. We are not authorized to issue any more options or other awards under any of these plans except the 1999 Plan.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Our Certificate of Incorporation provides that the liability of our directors for monetary damages shall be eliminated to the fullest extent permissible under Delaware law and that we shall indemnify our directors, officers, employees and agents to the fullest extent permitted under the Delaware law. Our Certificate of Incorporation provides that our directors will not be personally liable to the Company or any stockholder for monetary damages for breach of fiduciary duty as a director, except if the director:

     - is liable under Section 174 of the Delaware General Corporation Law;

     - has breached the director's duty of loyalty to the Company or our stockholders;

     - has acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, has acted in a manner involving intentional misconduct or a knowing violation of law; or

     - has derived an improper personal benefit.

     If Delaware law is amended to provide for further limitations on the personal liability of directors of corporations for breach of duty of care or other duty as a director, then the personal liability of the directors will be so further limited to the greatest extent permitted by Delaware law.

     We maintain a directors' and officers' liability insurance policy.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following non-employee directors were the members of the Compensation Committee of the Board of Directors during 2000: Messrs. Getsy, the chairman, Cox and Nemirovsky. None of the members of the Compensation Committee is an executive officer of the Company. Mr. Nemirovsky is affiliated with HarbourVest Partners VI-Direct Fund, L.P., one of the Investors of our Series F preferred stock, as described below under "Certain Transactions -- Related Party Transactions" and as more fully described in the Private Placement Proposals (Proposals 1 and 2).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Compensation Committee of our Board of Directors has furnished the following report on executive compensation in accordance with the rules and regulations of the Commission. This report outlines the duties of the Compensation Committee with respect to executive compensation, the various components of the Company's compensation program for executive officers and other key employees, and the basis on which the 2000 compensation was determined for the executive officers of the Company.

     The Compensation Committee of the Board of Directors is responsible for establishing compensation levels for the executive officers of the Company, including the annual bonus plan for executive officers and for administering the Company's stock option plans. The Compensation Committee is comprised of three non-employee directors: Stephen J. Getsy, the chairman; Ofer Nemirovsky; and Neil E. Cox. The Compensation Committee's overall objective is to establish a compensation policy that will (i) attract, retain and reward executives who contribute to achieving the Company's business objectives; (ii) motivate executives to obtain these objectives; and (iii) align the interests of executives with those of the Company's long-term investors. The Company compensates executive officers with a combination of salary and incentives designed to focus their efforts on maximizing both the near-term and long-term financial performance of the Company. In addition, the Company's compensation program rewards individual performance that furthers Company goals. The executive compensation program includes the following: (i) base salary; (ii) incentive bonuses; (iii) long-term equity incentive awards in the form of stock option grants; and (iv) other benefits. Each executive officer's compensation package is designed to provide an appropriately weighted mix of these elements which cumulatively provide a level of compensation roughly equivalent to that paid by companies of similar size and complexity.

     COMPENSATION OF EXECUTIVE OFFICERS GENERALLY.

     Base Salary. Base salary levels for each of the Company's executive officers, including the chief executive officer, are generally set within a range of base salaries that the Compensation Committee believes are paid to similar executive officers at companies deemed comparable based on the similarity in revenue level, industry segment and competitive employment market to the Company. In addition, the Compensation Committee generally takes into account the Company's past financial performance and future expectations, as well as the performance of the executives and changes in the executives' responsibilities.

     In 2001, the Compensation Committee determined that no annual salary increases would be provided to the executive officers until the Company achieves profitability. This freeze does not apply to one executive who received an eight percent salary increase associated with his assuming additional duties and responsibilities. Further, there will be no retroactive application of the annual salary increases to the executive officers for any period of fiscal 2001 that precedes the date by which the Company achieves its profitability goal.

     Incentive Bonuses. The Compensation Committee recommends the payment of bonuses to provide an incentive to executive officers to be productive over the course of each fiscal year. These bonuses are awarded only if the Company and the executives achieve or exceed certain pre-established performance objectives. In 2000, incentive bonuses were based 50% on the 2000 Achievement to Strategic Objectives and Team Award Scoring, and the remaining 50% on individual achievements during the year. In 2001, incentive bonuses will be based on the Company's and the executives' achievement of pre-established performance objectives.

     Equity Incentives. Stock options are used by the Company for payment of long-term compensation to provide a stock-based incentive to improve the Company's financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel. Generally, stock options are granted to executive officers from time to time based primarily upon the individual's actual and/or potential contributions to the Company and the Company's financial performance. Stock options are designed to align the interests of the Company's executive officers with those of its stockholders by encouraging executive officers to enhance the value of the Company, the price of the common stock, and hence, the stockholders' return. In addition, the vesting of stock options over a period of time is designed to create an incentive for the individual to remain with the Company. The Company has granted options to the executives on an ongoing basis to provide continuing incentives to the executives to meet future performance goals and to remain with the Company. Generally, ongoing option grants occur at year-end and in connection with promotions or an executive's acceptance of significant new and additional responsibilities. During the fiscal year ended December 31, 2000, options to purchase an aggregate of 345,972 shares of common stock were granted to the Company's current executive officers.

     Other Benefits. Benefits offered to the Company's executive officers are provided to serve as a safety net of protection against the financial catastrophes that can result from illness, disability, or death. Benefits offered to the Company's executive officers are substantially the same as those offered to all of the Company's regular employees. In January 1994, the Company established a tax-qualified deferred compensation 401(k) Savings Plan (the "401(k) Plan") covering all of the Company's eligible full-time employees. Under the 401(k) Plan, participants may elect to contribute, through salary reductions, up to 15% of their annual compensation subject to a statutory maximum. In 1999, the Company provided additional matching contributions in the amount of 25% up to the first 8% contributed under the 401(k) Plan. In 2000, the Company's matching contribution was changed to 25% up to the first 8% contributed under the 401(k) Plan. The 401(k) Plan is designed to qualify under
Section 401 of the Internal Revenue Code so that the contributions by employees or by the Company to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company will be deductible by the Company when made.

       COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Compensation Committee annually reviews the performance and compensation of the chief executive officer based on the assessment of his past performance and its expectation of his future contributions to the Company's performance. James Daleen has served as the Company's chief executive officer since our founding in 1989. In 2000, Mr. Daleen's base salary was set at $328,900 and he received a bonus of $180,895. His bonus was based on the Company achieving certain revenue, earnings and other performance related objectives. The Compensation Committee believes the compensation paid to Mr. Daleen was reasonable.

       POLICY WITH RESPECT TO QUALIFYING COMPENSATION FOR
DEDUCTIBILITY. Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its Chief Executive Officer and the other four most highly compensated executive officers of a corporation. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. None of the compensation paid by the Company in 1999 was subject to the limitations on deductibility. The Board of Directors will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

                                          Compensation Committee

                                          Stephen J. Getsy, Chairman
                                          Neil E. Cox
                                          Ofer Nemirovsky

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder requires our directors and executive officers and persons who own beneficially more than 10% of our Common Stock to file reports of ownership and changes in ownership of such stock with the Commission. Based solely upon a review of such reports, we believe that all our directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during the last fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the amount and percent of shares of common stock that, as of April 20, 2001, are deemed under the rules of the Commission to be "beneficially owned" by any person or "group" (as that term is used in the Securities Act of 1934, as amended) known to us as of that date to be a "beneficial owner" of more than 5% of the outstanding shares of common stock of the Company, by each of our Named Executive Officers, by each member of our Board of Directors, by each nominee to become a member of the Board of Directors, and by all of our directors and executive officers as a group.

                                                                    COMMON STOCK
                                                                BENEFICIALLY OWNED(2)
                                                              -------------------------
                                                               NUMBER OF     PERCENTAGE
                                                               SHARES OF         OF
NAME OF BENEFICIAL OWNER(1)                                   COMMON STOCK     CLASS
---------------------------                                   ------------   ----------
HarbourVest Partners V -- Direct Fund L.P.(3)...............    5,068,063       22.0%
SAIC Venture Capital Corporation(4).........................    2,246,615       10.3%
Mohammad Aamir(5)...........................................    1,403,876        6.4%
James Daleen(6).............................................    1,047,621        4.8%
David B. Corey(7)...........................................      242,929        1.1%
Paul G. Cataford(8).........................................      654,750        3.0%
Neil E. Cox(9)..............................................       18,371          *
Daniel J. Foreman(10).......................................      886,677        4.1%
Stephen J. Getsy(11)........................................      109,673          *
P.J. Hilbert................................................            *          *
Ofer Nemirovsky(12).........................................    5,068,063       22.0%
William A. Roper, Jr.(13)...................................    2,251,615       10.3%
Stephen M. Wagman(14).......................................       36,875          *
Steven Kim(15)..............................................       17,500          *
David McTarnaghan(16).......................................       67,311          *
Timothy C. Moss(17).........................................       49,059          *
Richard A. Schell(18).......................................      243,067        1.1%
All current directors and executive officers as a group (11
  persons)(19)..............................................   10,334,074       44.2%

---------------

  *  Less than 1% of the outstanding Common Stock
 (1) Except as set forth herein, the street address of the named beneficial owner is c/o Daleen Technologies, Inc., 1750 Clint Moore Road, Boca Raton, Florida 33487.
 (2) For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding include (i) 21,792,425 shares outstanding as of April 5, 2001, (ii) a warrant for 1,250,000 as described in footnote (3) below, and (iii) 579,805 shares issuable by us pursuant to options held by the respective person or group which may be exercised within 60 days following April 5, 2001 ("Presently Exercisable Options"). The warrant and the Presently Exercisable Options are considered to be outstanding and to be beneficially owned by the person or group holding such warrant and options for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
 (3) Includes 1,250,000 shares issuable upon exercise of a warrant. The street address of the named beneficial owner is One Financial Center, 44th Floor, Boston, MA 02111.
 (4) The street address of the named beneficial owner is 3753 Howard Hughes Parkway, Suite 200, Las Vegas, NV 89109.
 (5) Includes 452,096 shares held by 1303949 Ontario Inc. Mr. Aamir is the President and sole director and a minority shareholder of 1303949 Ontario, Inc. The street address of the named beneficial owner is 819-123 Scadding Avenue, Toronto, Ontario, M5A 4J3, Canada.
 (6) Includes 901,945 shares held by J.D. Investment Limited Partnership ("JDLP"). Mr. Daleen is the President of J.D. Management, Inc., the managing general partner of JDLP. Also includes 95,652 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001,

     48,220 shares held by the James Daleen Irrevocable Trust and 1,804 shares held by Mr. Daleen's wife. Mr. Daleen disclaims beneficial ownership of the shares held by JDLP, the trust and his wife.
 (7) Includes 178,606 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001. Also includes 10,600 shares held by The Luke Corey Irrevocable Trust and 10,600 shares held by The Sydney Corey Irrevocable Trust. Mr. Corey disclaims beneficial ownership of the shares held by each of the trusts.
 (8) Includes 654,450 shares held by Bell Canada and 300 shares held by Mr. Cataford. Mr. Cataford is the managing director and president for BCE Capital, Inc., a management company charged with all venture capital activities of Bell Canada and BCE, Inc., and therefore may be considered to share beneficial ownership of the shares of Bell Canada.
 (9) Consists of 18,371 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001.
(10) Consists of 620,669 shares held by ABN AMRO Inc., 224,614 shares held by I Eagle Trust and 41,394 shares held by Burnham Capital, LLC. I Eagle Trust and Burnham Capital, LLC are affiliates of ABN AMRO Inc. Mr. Foreman is a managing director of ABN AMRO Inc. and therefore may be considered to share beneficial ownership of these shares.
(11) Includes 100,973 shares held by the Stephen Getsy Living Trust. Also includes 8,700 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001.
(12) Consists of 3,818,063 shares and 1,250,000 shares issuable upon exercise of a warrant, all held by HarbourVest Partners V-Direct Fund L.P. HarbourVest Partners, LLC is the managing member of the general partner of HarbourVest Partners V-Direct Fund L.P. Mr. Nemirovsky is a managing director of HarbourVest Partners, LLC and a member of the general partner of HarbourVest Partners V-Direct Fund L.P. and therefore may be considered to share beneficial ownership of the shares held by HarbourVest Partners V-Direct Fund, L.P. Mr. Nemirovsky disclaims beneficial ownership of these shares.
(13) Includes 2,246,615 shares held by SAIC Venture Capital Corporation, of which Mr. Roper is Chairman of the Board.
(14) Consists of 36,875 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001.
(15) Includes 17,500 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001.
(16) Includes 64,311 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001.
(17) Includes 48,059 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001.
(18) Includes 30,000 shares held by Mr. Schell's wife and 147,290 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001, 900 shares held by the Nicole K. Schell Irrevocable Trust, 900 shares held by the Ginger Schell Irrevocable Trust and 900 shares held by the Richard R. Schell Irrevocable Trust. Mr. Schell disclaims beneficial ownership of the shares held by his wife and each of the trusts.
(19) Includes 1,250,000 shares issuable upon exercise of a warrant and 355,704 shares issuable upon exercise of options that will be exercisable within 60 days of April 5, 2001. See also footnotes (2), (6), (7), (9), (10), (15)
     and (16) above.

STOCK PERFORMANCE GRAPH

     The following graph presents the Company's total stockholder return of an investment of $100 in cash on October 1, 1999(1) for (i) the Company's common stock, (ii) the Nasdaq Stock Market -- U.S. Index (the "Nasdaq Index")(2), and
(iii) the Nasdaq Computer & Data Processing Services Stocks represented by companies in SIC code 737 (the "Computer & Data Processing Index").(2) All values and returns assume reinvestment of the full amount of all dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  FOR THE PERIOD FROM 10/1/99 THROUGH 12/29/00
             AMONG DALEEN TECHNOLOGIES, INC., THE NASDAQ INDEX AND
                      THE COMPUTER & DATA PROCESSING INDEX

                           [STOCK PERFORMANCE GRAPH]

                                                                                                            COMPUTER AND DATA
                                                DALEEN TECHNOLOGIES, INC.         NASDAQ INDEX              PROCESSING INDEX
                                                -------------------------         ------------              -----------------
10/01/99                                                 100.00                      100.00                      100.00
12/31/99                                                 182.29                      148.28                      169.38
3/31/00                                                  171.35                      166.41                      167.49
6/30/00                                                  128.65                      144.68                      136.84
9/29/00                                                  123.44                      133.13                      126.63
12/29/00                                                  31.25                       89.22                       78.34

---------------

(1) The Company completed the initial public offering of common stock on October 1, 1999. The Company's 2000 fiscal year ended on December 31, 2000. This "Performance Graph" assumes that $100 was invested on October 1, 1999, in the Company's common stock at the initial public offering price of $12.00 per share and at the closing sales price for each index on that date. No cash dividends have been declared on the common stock. Stockholder returns over the indicated periods should not be considered indicative of future stockholder returns.
(2) The Nasdaq Index and the Computer & Data Processing Index are calculated by the Center for Research in Securities Prices.

     The information presented in the graph above was obtained by the Company from outside sources it considers to be reliable but has not been independently verified by the Company.

     The Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              CERTAIN TRANSACTIONS

ISSUANCE OF COMMON STOCK IN ACQUISITION OF INLOGIC

     Effective December 16, 1999, we acquired all of the issued and outstanding capital shares of Inlogic Software Inc., a Nova Scotia corporation ("Inlogic"). We acquired the capital shares of Inlogic in exchange for an aggregate of 2,160,239 exchangeable shares (the "Exchangeable Shares") and 57,435 shares of the Company's common stock. The Exchangeable Shares were issued by our wholly-owned subsidiary, Daleen Canada Corporation, but were exchangeable at any time into shares of our common stock on a one-for-one basis. All of the Exchangeable Shares were converted into shares of our common stock during 2000. We also issued options to acquire an aggregate of 167,326 shares of our common stock in exchange for all of the outstanding options to acquire capital shares of Inlogic. The terms of the transaction are set forth in a Share Purchase Agreement as well as certain other transaction documents which are filed as Exhibits to our Current Report on Form 8-K filed on December 30, 1999.

RELATED PARTY TRANSACTIONS

  Transactions with Companies Associated with SAIC

     Mr. Roper, a member of our Board of Directors, is a corporate executive vice president of SAIC. SAIC Venture Capital Corporation, a wholly-owned subsidiary of SAIC, is a significant stockholder of the Company. Mr. Roper is the chairman of the board of SAIC Venture Capital Corporation. We derived $391,464 in revenue from SAIC pursuant to a license agreement between SAIC and the Company. In addition, SAIC owns 43% of all voting stock of Danet, Inc. and 100% of the voting stock of Telcordia. Danet is both a customer of ours as well as a distributor of our products. Sales to Danet for the years ended December 31, 1999 and 2000 amounted to $1,031,350, and $0, respectively. We paid Danet, in its capacity as distributor of our products, $99,468 and $144,862 for the years ended December 31, 1999 and 2000. We have a strategic alliance relationship with Telcordia. We did not receive any revenue from, or make any payments to, Telcordia in connection with this relationship during 1999 or 2000.

     In September 2000, we entered into a service agreement with Danet pursuant to which Danet agreed to perform work on behalf of the Company. It is anticipated that during 2001 the Company will pay to Danet $240,000 for services under this agreement.

     As described in the Private Placement Proposals (Proposals 1 and 2) above, SAIC Venture Capital Corporation has agreed to purchase, for an aggregate purchase price of $7.5 million, 67,604 shares of Series F preferred stock and Warrants to purchase 27,042 shares of Series F preferred stock pursuant to the Purchase Agreement. In the event the stockholders approve the Private Placement Proposals and the Private Placement Transaction is consummated, SAIC Venture
Capital Corporation will beneficially own      % of our common stock.

  Private Placement Transaction

     On March 30, 2001, we entered into the Purchase Agreement, and related agreements, with the Investors in connection with the Private Placement Transaction. Pursuant to the Purchase Agreement, HarbourVest Partners
VI -- Direct Fund, L.P., a venture capital fund managed by HarbourVest, agreed to purchase, for an aggregate purchase price of $10 million, 90,139 shares of Series F preferred stock and Warrants for the purchase of 36,056 shares of Series F preferred stock. HarbourVest also is the managing partner of HarbourVest Partners V-Direct Fund L.P. which currently beneficially owns approximately 22% of our outstanding common stock, including warrants to purchase 1,250,000 shares of common stock. In the event the Private Placement Transaction is consummated and assuming a Series F preferred stock conversion price of $1.1094, HarbourVest, through the funds that it manages, would beneficially own approximately 34.4% of our outstanding common stock assuming conversion of the Series F preferred stock and exercise of its warrants. Ofer Nemirovsky, a director of the Company, is a managing director of HarbourVest.

     Pursuant to the Purchase Agreement, SAIC Venture Capital Corporation, a wholly-owned subsidiary of SAIC, has agreed to purchase, for an aggregate purchase price of $7.5 million, 67,604 shares of

Series F preferred stock and warrants to purchase 27,042 shares of Series F preferred stock. SAIC Venture Capital Corporation currently owns approximately 10.3% of our outstanding common stock. In the event the Private Placement Transaction is consummated, SAIC Venture Capital Corporation will beneficially own 23.8% of our outstanding common stock assuming conversion of the Series F preferred stock and exercise of its Warrants. William A. Roper, a director of the Company, is a corporate executive vice president of SAIC and chairman of the board of SAIC Venture Capital Corporation.

     Pursuant to the Purchase Agreement, St. Paul Venture Capital Corporation ("St. Paul") has agreed to purchase, for an aggregate purchase price of $2 million, 18,028 shares of Series F preferred stock and Warrants to purchase 7,211 shares of Series F preferred stock. St. Paul currently owns 3.8% of our outstanding common stock. In the event the Private Placement Transaction is consummated, St. Paul will beneficially own 7.7% of our outstanding common stock assuming conversion of the Series F preferred stock and exercise of its Warrants.

     For additional information regarding the Private Placement Proposals and the Private Placement Transaction, see "Proposal 1. Proposal to Approve Private Placement Transaction" and "Proposal 2. Proposal to Approve Amendment to Our Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock" above.

  Loans to Executives

     In January 2001, we loaned Mr. Daleen, our chairman and chief executive officer, and his wholly-owned limited partnership J.D. Investment Limited Partnership ("JDLP") $1,237,823. The loan bears interest at a rate of 8.75% per annum. The principal and any unpaid accrued interest are payable in full January 31, 2006. The loan is secured by 901,941 shares of the Company's common stock, and is non-recourse to Mr. Daleen and JDLP except to the extent of the collateral.

     We made loans to Richard Schell in the principal amounts of $54,347, $61,907 and $35,000 on June 1, 1999, October 1, 1999 and April 1, 2000,
respectively. We also made a loan to Mr. Corey in the amount of $64,777 on August 31, 2000. The loans are evidenced by promissory notes that bear interest at a rate of 8.75% per year and that require interest to be paid annually. All principal and accrued interest payable under the notes is due no later than five years after the date of the loan and all principal and accrued interest payable on the notes will be due five years from the date of the loans. The executive officers are fully liable and each officer has pledged his shares of our common stock as security for his loan and has agreed to repay the portion of the principal and unpaid interest for any shares of the pledged stock that he may transfer before the repayment of the entire principal and interest amounts owed. Our Board of Directors considered and approved the loan requests and forms of the loan documents.

  Other Transactions

     We entered into indemnification agreements with each of our executive officers and directors containing provisions that may require us to indemnify these individuals against liabilities that may arise by reason of their status or service as officers and directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance expenses incurred as a result of any proceedings against them for which they could be indemnified.

  Policy on Future Transactions

     Our Board of Directors has adopted a resolution providing that all transactions with related parties, including our officers, directors, principal stockholders or affiliates, must be approved by a majority of our Board of Directors, including a majority of the independent and disinterested members of our Board of Directors, or a majority of the disinterested stockholders and must be on terms no less favorable to us than could be obtained from unaffiliated third parties.

               INFORMATION REGARDING OUR INDEPENDENT ACCOUNTANTS

     On April 9, 2001, our Board of Directors approved the appointment of KPMG LLP as our independent accountants for the fiscal year ended December 31, 2001. The appointment of this firm was recommended to our Board of Directors by our Audit Committee. KPMG LLP has been our independent accountants since 1993.

     A representative of KPMG LLP is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by our independent auditors for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as well as for the review of our financial statements included in our Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000, totaled $265,000 (excluding expenses reimbursed by us).

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees other than those described above under the caption "Audit Fees" and those described below under the caption "All Other Fees" were billed to us by KPMG LLP for professional services in the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed by KPMG LLP for professional services rendered other than as stated above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation of Fees" above totaled $343,000 in fiscal 2000. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of KPMG LLP.

                                 OTHER MATTERS

     Proposals Intended to be Presented at Next Annual Meeting. Rules of the Commission and our Bylaws require that any proposal by a stockholder for consideration at the 2002 Annual Meeting of Stockholders must be received by us
no later than                , 2002, if any such proposal is to be eligible for
inclusion in our proxy materials for, and to be presented for consideration at, our 2002 Annual Meeting. Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

     Other Matters. We know of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their own discretion.

     Annual Report. A copy of our Annual Report on Form 10-K is being delivered to each stockholder with this Proxy Statement. We will provide a copy of our Annual Report on Form 10-K for the year ended December 31, 2000, without charge, to any stockholder who makes a written request to Stephen M. Wagman, Secretary, Daleen Technologies, Inc., 1750 Clint Moore Road, Boca Raton, FL 33487.

                   INCORPORATION OF INFORMATION BY REFERENCE

     This Proxy Statement is accompanied by the Company's 2000 Annual Report to Stockholders, which includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The following portions of the Annual Report on Form 10-K are incorporated by reference into this proxy statement and are considered a part of this document:

     - Item 6.  Selected Financial Data;

     - Item 7.  Management's Discussion and Analysis of Financial Condition and
                Results of Operations;

     - Item 7A. Quantitative and Qualitative Disclosures About Market Risk;

     - Item 8.  Financial Statements and Supplementary Data; and

     - Item 9.  Changes in and Disagreements with Accounts on Accounting and
                Financial Disclosure

     Stockholders are urged to read carefully these portions of the annual report.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ STEPHEN M. WAGMAN
                                          --------------------------------------
                                          Stephen M. Wagman
                                          Secretary

                                   APPENDIX A

--------------------------------------------------------------------------------



                          SECURITIES PURCHASE AGREEMENT

                                     BETWEEN

                            DALEEN TECHNOLOGIES, INC.

                                       AND

                       THE ESCROW PURCHASERS NAMED HEREIN

                           DATED AS OF MARCH 30, 2001



--------------------------------------------------------------------------------

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT, dated as of March 30, 2001 (this "AGREEMENT"), between DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), and the purchasers identified in Exhibit A to this Agreement (each individually an "ESCROW PURCHASER," and collectively the "ESCROW PURCHASERS").

                                    RECITALS

         A. Upon and subject to the terms and conditions set forth in this Agreement, the Company proposes to issue and sell to the Escrow Purchasers, and the Escrow Purchasers desire to purchase from the Company (i) an aggregate of 247,882 shares, par value $.01 per share, of Series F Convertible Preferred Stock of the Company (the "SERIES F PREFERRED"), and (ii) warrants (collectively, the "ESCROW WARRANTS") to purchase, subject to the terms and conditions thereof, an aggregate of 99,153 shares of Series F Preferred at an exercise price of $166.41 per share, containing the terms and conditions set forth in the form of warrant attached hereto as Exhibit B.

         B. Each share of Series F Preferred is convertible into shares of common stock, par value $.01 per share, of the Company (the "COMMON STOCK").

         C. The Company and the Escrow Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

         E. Pursuant to the MarketPlace Rules of the Nasdaq National Market (the "NNM"), and the Delaware General Corporation Law, the Company is required to obtain common stockholder approval for the issuance and sale of Series F Preferred and Escrow Warrants and the other transactions contemplated by the Transaction Documents (as hereinafter defined) (i) to the extent such shares of Series F Preferred and Warrant Shares (as defined herein) are convertible into a number of shares of Common Stock equal to 20% or more of the outstanding shares of Common Stock on the date hereof, (ii) to certain affiliates of the Company and (iii) to the extent that the issuance and sale of the Series F Preferred and Escrow Warrants constitute a change of control under the MarketPlace Rules. Additionally, the Company will be required to obtain stockholder approval of an amendment to the Company's Certificate of Incorporation (i) to the authorize, create and designate the Series F Preferred and (ii) to increase the total number of authorized shares of capital stock to 221,877,236 and to increase to 200,000,000 the total number of shares of Common Stock authorized to be issued in order to have a sufficient number of shares of authorized Common Stock for issuance upon conversion of all of the Series F Preferred (such amendments to the Certificate of Incorporation are referred to as the "CERTIFICATE OF AMENDMENT", and the stockholder approval of the Certificate of Amendment together with the stockholder approval required by the MarketPlace Rules of The Nasdaq National Market, hereinafter are referred to collectively as the "REQUISITE STOCKHOLDER APPROVAL"). As a result, contemporaneously with the execution and delivery of this Agreement, the Company, the Escrow Purchasers and SunTrust Bank, a Georgia banking corporation, as escrow agent (the "ESCROW AGENT"), are executing an Escrow Agreement substantially in the form attached hereto as Exhibit D (the "ESCROW AGREEMENT") pursuant to which the Purchase Price (as hereinafter defined) payable by the Escrow Purchasers for the Escrow Shares (as hereinafter defined) and Escrow Warrants shall be placed in escrow pending the Company's receipt of the Requisite Stockholder Approval.

         IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS

         1.1      Purchase and Sale

                  (a) Purchase and Sale Pursuant to Escrow. Subject to the terms and conditions of this Agreement, at the Escrow Closing the Company shall issue and sell to the Escrow Purchasers and the Escrow Purchasers shall purchase from the Company, such number of shares of Series F Preferred and the Escrow Warrants to purchase the aggregate number of shares of Series F Preferred in the respective amounts set forth opposite each Escrow Purchaser's name on Exhibit A hereto and identified therein as "ESCROW SHARES" and "WARRANT SHARES", respectively, for the purchase price set forth opposite such Escrow Purchaser's name on Exhibit A (the shares of Series F Preferred and Escrow Warrants set forth opposite the Escrow Purchasers' names on Exhibit A and identified as Escrow Shares and Warrant Shares are referred to as the "ESCROW SHARES" and the "WARRANT SHARES", respectively). Notwithstanding the foregoing, if the Company does not obtain the Requisite Stockholder Approval on or before July 30, 2001, or such later date as the Company and the Escrow Purchasers shall agree in writing (the "APPROVAL DATE"), the Company's obligation to sell, and the Escrow Purchasers' obligations to purchase, the Escrow Shares and Escrow Warrants pursuant to this Section 1.1(a) shall be deemed null and void. The parties hereto expressly understand and agree that satisfaction of the Company's obligations under Section 1.3(b)(i)(A) and (B) and the receipt by the Company of the Requisite Stockholder Approval on or before the Approval Date, shall be the only condition to the release of the Escrow Funds (as defined below) to the Company and the issuance and sale of the Escrow Shares and Escrow Warrants to the Escrow Purchasers.

                  (b) Allocation of Purchase Price. The parties agree that the aggregate fair market value of the Escrow Warrants for purposes of IRC Treasury Regulations Section 1.1273-2(h) shall be $________. The Company and the Escrow Purchasers agree to use the fair market value as so determined for U.S. federal tax purposes with respect to the transactions contemplated by this Agreement (unless otherwise required by final determination by the Internal Revenue Service or a court of competent jurisdiction); provided, however, that the fair market value of the Escrow Warrants for purposes of financial reporting shall be in accordance with generally accepted accounting principles consistently applied ("GAAP").

         1.2 Authorization of Preferred Stock. The Company shall, upon receipt of the Requisite Stockholder Approval and prior to the Escrow Closing (as hereinafter defined), file with the Secretary of State of the State of Delaware the Certificate of Amendment containing amendment to the Certificate of Incorporation increasing the number of authorized shares of capital stock and the number of authorized shares of Common Stock and the rights, preferences, privileges, and limitations of the Series F Preferred, in the form attached hereto as Exhibit E (the "CERTIFICATE OF AMENDMENT").

         1.3      The Closing.

                  (a) Time and Place. The closing (the "INITIAL CLOSING") of the delivery to the Escrow Agent of the Escrow Shares and the Escrow Warrants to be issued and sold pursuant to Section 1.1(a) above shall take place at the offices of Morris, Manning & Martin, L.L.P., 1600 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326 on March 30, 2001. The closing (the "ESCROW CLOSING") of the purchase and sale of the Escrow Shares and the Escrow Warrants issued and sold pursuant to Section 1.1(a) above shall take place at such offices of Morris, Manning & Martin, L.L.P. on the Business Day (as defined below) immediately following the date the Company receives the Requisite Stockholder Approval or such later date as the Company and the Escrow Purchasers shall agree in writing. The date of the Initial Closing is referred to in this Agreement as the "CLOSING DATE."

                  (b) Deliveries. (i) At the Initial Closing, subject to the terms and conditions of this Agreement,

                  (A) the Company shall deliver to each Escrow Purchaser the Escrow Agreement duly executed on behalf of the Company;

                  (B) the Company shall deposit with the Escrow Agent (1) undated certificates in the name of each Escrow Purchaser (collectively, the "CERTIFICATES") representing the number of Escrow Shares set forth opposite such Escrow Purchaser's name on Exhibit A hereto, (2) undated Escrow Warrants representing the right to purchase the number of Warrant Shares set forth opposite such Escrow Purchaser's name on Exhibit A hereto and (3) the irrevocable instructions set forth in Exhibit B of the Escrow Agreement (the "IRREVOCABLE INSTRUCTIONS") instructing SunTrust Bank, as transfer agent for the Series F Preferred (the

"TRANSFER AGENT"), to date and deliver final definitive Certificates and Escrow Warrants pursuant to the provisions of Section 4(a) of the Escrow Agreement. The Company and the Escrow Purchasers understand and agree that the Escrow Shares represented by the Certificates and the Escrow Warrants shall not be issued by the Company until the Escrow Closing;

                  (C)      Each Escrow Purchaser shall deliver to the Company
(1) the Registration Rights Agreement, duly executed on behalf of the Escrow Purchaser and (2) all documents, instruments, and writings required to have been delivered at or prior to the Initial Closing by the Escrow Purchasers pursuant to this Agreement;

                  (D)      Each Escrow Purchaser shall deliver to Escrow Agent
(1) funds in the respective amounts set forth opposite each such Escrow Purchaser's name under the column "AGGREGATE PURCHASE PRICE" on Exhibit A hereto, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Escrow Agent for such purpose on or prior to the Closing Date (the Aggregate Purchase Price deposited in the escrow by the Escrow Purchasers, plus all earnings thereon is referred to as the "ESCROW FUNDS" and the purchase price is referred to individually as the "PURCHASE PRICE") to be held pursuant to the Escrow Agreement, and (2) a completed and signed U.S. Internal Revenue Series Form W-9 (or substitute Form W-9 satisfactory to the Escrow Agent); and

                  (E) Each Escrow Purchaser shall deliver to the Company and the Escrow Agent the Escrow Agreement duly executed on behalf of the Escrow Purchaser.

                  (ii) At the Escrow Closing, subject to the terms and conditions of this Agreement and the Escrow Agreement,

                  (A) If the Company has delivered to the Escrow Agent the Notice of Disbursement (as defined in the Escrow Agreement) on or prior to the Expiration Date, the Escrow Agent shall deliver to the Transfer Agent the Irrevocable Instructions;

                  (B) Simultaneously with the wiring of the Escrow Funds to the Company pursuant to this Section 1.3(b), the Escrow Agent shall (i) immediately deliver to Transfer Agent (1) the Irrevocable Instructions, (2) Certificates in definitive form representing each Escrow Purchaser's Escrow Shares as indicated opposite such Escrow Purchaser's name on Exhibit A hereto, duly executed on behalf of the Company and registered in the name of such Escrow Purchaser, (3) each Escrow Purchaser's Escrow Warrants duly executed on behalf of the Company and registered in the name of such Escrow Purchaser and (4) the Placement Agent Warrant (as such term is defined herein);

                  (C) The Escrow Agent shall (i) deliver to the Company the Escrow Funds in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose on or prior to the date of the Escrow Closing and (ii) deliver to the Placement Agent (as such term is defined herein) such funds in accordance with Section 5.1 hereof and the Escrow Agreement; and

                  (D) The Company shall take all such action as is necessary to cause the Transfer Agent to issue the Escrow Shares and Escrow Warrants to the Escrow Purchasers in accordance with the Irrevocable Instructions, the Escrow Agreement and this Agreement.

         1.4      Expiration of Escrow.

                  Notwithstanding anything to the contrary contained herein and in the Escrow Agreement, if Escrow Agent shall not have received a Notice of Disbursement (as such term is defined in the Escrow Agreement) on or before August 1, 2001 (the "EXPIRATION DATE"), the Escrow Agent shall, within two (2) business days after the Expiration Date, without any further instruction or direction from the Company or the Escrow Purchasers, (x) return to each Escrow Purchaser, by wire transfer of immediately available funds to such Escrow Purchaser's Account set forth on Exhibit D of the Escrow Agreement, the Purchase Price deposited with the Escrow Agent by such Escrow Purchaser and such Escrow Purchaser's share of income, if any, earned on the Escrow Funds, each such share of income to be calculated on a pro rata basis and (y) return to the Company the Certificates and Escrow Warrants.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations, Warranties and Agreements of the Company. Except to the extent set forth on the Company's Schedule of Exceptions attached hereto (the "SCHEDULE OF EXCEPTIONS"), the Company hereby makes the following representations and warranties to the Escrow Purchasers:

                  (a) Organization and Standing, Certificate of Incorporation and Bylaws. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of the Subsidiaries (as hereinafter defined) is a corporation, limited liability company, foreign corporation or a Nova Scotia unlimited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized. The Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and the Subsidiaries, taken as a whole. The Company has not elected to be a "S Corporation" as described in
Section 1361 of the Internal Revenue Code of 1986, as amended. The Company has furnished the Escrow Purchasers with complete and correct copies of its Certificate of Incorporation and Bylaws and, in each case, all amendments to the date of this Agreement.

                  (b) Corporate Power. Each of the Company and its Subsidiaries has all requisite corporate power and authority to own the properties owned by it and to carry on its business as now conducted or contemplated. The Company has all requisite corporate power and authority to enter into this Agreement, the Escrow Warrants, the Registration Rights Agreement and the Escrow Agreement (collectively, the "TRANSACTION DOCUMENTS"). Upon receipt of the Requisite Stockholder Approval, the Company will have at the Escrow Closing all requisite corporate power to issue and sell the Escrow Shares and the Escrow Warrants, to issue the Warrant Shares upon exercise of the Escrow Warrants, to issue the Common Stock issuable upon conversion of (i) the Escrow Shares and, (ii) the Warrant Shares and to carry out and perform its obligations under the terms of this Agreement relating to the issuance and sale of the Escrow Shares and the Escrow Warrants.

                  (c) Subsidiaries. Other than as specified in Schedule 2.1(c) to the Schedule of Exceptions, the Company has no subsidiaries and does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association, partnership, limited liability company or business entity. The companies identified as "Subsidiaries" on
Schedule 2.1(c) to the Schedule of Exceptions are referred to herein as the "SUBSIDIARIES". Schedule 2.1(c) to the Schedule of Exceptions contains a complete and correct description of the percentage ownership of each Subsidiary of the Company.

                  (d) Capitalization. The Company's authorized capital stock consists of (i) 70,000,000 shares of Common Stock, of which 21,787,049 shares are issued and outstanding, (ii) 21,877,236 shares of Preferred Stock, par value $.01 per share, of which 3,000,000 shares have been designated Series A Convertible Preferred Stock, none of which are issued and outstanding, 1,250,000 shares have been designated Series B Convertible Preferred Stock, none of which are issued and outstanding, 1,222,222 shares have been designated Series C Convertible Preferred Stock, none of which are issued and outstanding, 4,221,846 shares have been designated Series D Convertible Preferred Stock, none of which are issued and outstanding, 686,553 shares have been designated Series D-1 Convertible Preferred Stock, none of which are issued and outstanding, 1,496,615 shares have been designated Series E Convertible Preferred Stock, none of which are issued and outstanding, and 356,950 shares will, following receipt of the Requisite Stockholder Approval but prior to the Escrow Closing will be, designated as Series F Convertible Preferred Stock, all of which will have been reserved for issuance pursuant to this Agreement and the Escrow Warrants. All the aforesaid issued and outstanding shares of Common Stock are duly authorized and validly issued, fully paid and nonassessable and have been offered, issued, sold and delivered by the Company in compliance with applicable federal and state securities laws, except where such noncompliance would not have a material adverse effect on the Company. Except as set forth in Schedule 2.1(d) to the Schedule of Exceptions, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company or any of its Subsidiaries for the purchase or acquisition of any shares of its capital stock. The Company holds no shares of its capital stock in its treasury.

                  (e) Authorization. Except as set forth in Schedule 2.1(e) to the Schedule of Exceptions and except for receipt of the Requisite Stockholder Approval and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, all corporate action on the part of the Company, its directors and stockholders necessary for the due authorization, execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated therein. Upon receipt of the Requisite Stockholder Approval, all corporate action on the part of the Company, its directors and stockholders necessary for the due authorization, issuance and delivery to the Escrow Purchasers of the Escrow Shares, the Escrow Warrants, the Warrant Shares and the Common Stock issuable upon conversion of the Escrow Shares and the Warrant Shares underlying the Escrow Warrants will have been taken.

         The Transaction Documents, when executed and delivered by the Company, will be legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, and assuming the due authorization, execution and delivery of the Transaction Documents by each other party thereto. Assuming the accuracy of the representations and warranties of each of the Escrow Purchasers set forth in Section 2.2 hereto, the execution, delivery and performance by the Company of the Transaction Documents and compliance hereby and thereby and the issuance and sale of the Escrow Shares and the Escrow Warrants and the issuance of the Warrant Shares upon exercise of the Escrow Warrants and the issuance of the Common Stock issuable upon conversion of the Escrow Shares and the Warrant Shares, in each case in accordance with the terms hereof, will not result in any violation of or be in conflict with, or result in a breach of, or constitute a default or trigger any change of control provisions under, any term or provision of any state or Federal law, ordinance, rule or regulation to which the Company is subject, or the Company's Certificate of Incorporation or Bylaws, as amended and in effect on the date hereof, or any mortgage, indenture, agreement, instrument, judgment, decree, order or other similar restriction to which the Company or any of its Subsidiaries is a party or by which it is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to any such term, except for the Requisite Stockholder Approval, in each case, except as would not have a material adverse effect on the Company or its Subsidiaries, taken as a whole, or materially impair the ability of the Company to perform its obligations hereunder. No stockholder has any preemptive right or rights of first refusal by reason of the issuance of the Escrow Shares or Escrow Warrants. The Escrow Shares, when issued in compliance with the provisions of this Agreement, and the Warrant Shares, when issued upon exercise of the Escrow Warrants, will be validly issued, fully paid and nonassessable, and the Escrow Shares will be free of any liens or encumbrances. Subject to the receipt of the Requisite Stockholder Approval, the Warrant Shares and the Common Stock issuable upon conversion of the Escrow Shares and the Escrow Warrants (and the Warrant Shares upon the conversion of the Escrow Warrants) delivered at the Escrow Closing will have been duly authorized and validly reserved, will not be subject to any preemptive rights or rights of first refusal and, upon issuance in accordance with the terms of the Escrow Warrants and the Escrow Shares, as the case may be, will be validly issued, fully paid and nonassessable.

                  (f) Financial Information. The Company has furnished each Escrow Purchaser with (i) its unaudited consolidated balance sheet as of December 31, 2000, and consolidated statements of operations, consolidated statements of redeemable preferred stock and stockholders' equity (deficit), and consolidated statements of cash flows, in each case, for the twelve months ended December 31, 2000, and (ii) its audited consolidated balance sheet as of December 31, 1999, and its consolidated statements of operations, consolidated statements of redeemable preferred stock and stockholders' (deficit) equity, and consolidated statements of cash flows, in each case, for the twelve months ended December 31, 1999 (all of the financial statements identified in clauses (i) and (ii) are collectively referred to as the "FINANCIAL STATEMENTS"). The Financial Statements present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon in accordance with generally accepted accounting principles as at the respective dates thereof.

                  (g) Outstanding Debt. Except as set forth in Schedule 2.1(g) to the Schedule of Exceptions, the Company and its Subsidiaries do not have any outstanding indebtedness for borrowed money except as reflected on the Financial Statements and are not guarantors or otherwise contingently liable for any such indebtedness. There exists no default under the provisions of any instrument evidencing any such indebtedness.

                  (h) Absence of Liabilities. The Company and its Subsidiaries do not have any liabilities (fixed or contingent, including without limitation any tax liabilities due or to become due) which are not fully reflected or provided for on the Financial Statements, except as listed in
Schedule 2.1(h) to the Schedule of Exceptions and except for liabilities that are not material to the Company and to its Subsidiaries, taken as a whole.

                  (i)      Ordinary Course of Business. Except as set forth on
Schedule 2.1(i) to the Schedule of Exceptions and except for the transactions contemplated hereby, since the date of the Financial Statements, the Company has not (i) made any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company or its Subsidiaries; (ii) increased the compensation of any of its officers or the rate of pay of any of its employees, except as part of increases in the ordinary course of business; (iii) made any loans or advances to any person in excess of ten thousand dollars ($10,000), other than ordinary advances for travel expenses; (iv) created or assumed any lien on a material asset of the Company;
(v) sold, exchanged or otherwise disposed of any material assets or rights other than the sale of inventory in the ordinary course of its business; (vi) made a material change in the Company's accounting principles or practices or received notice from the Company's auditors respecting any material weakness in the Company's financial controls; (vii) entered into any transactions with any of its officers, directors or employees or any entity controlled by any of such individuals; (vii) incurred any damage, destruction or loss of any of the properties or assets of the Company and its Subsidiaries (whether or not covered by insurance) materially adversely affecting the business or plans of the Company and its Subsidiaries, taken as a whole; (ix) suffered any labor trouble, or any event or condition of any character, materially adversely affecting the business or plans of the Company and its Subsidiaries, taken as a whole; or (x) suffered any material adverse change in the condition, assets, liabilities or business of the Company and its Subsidiaries, taken as a whole. Specifically, but not by way of limitation, the respective balance sheets of the Financial Statements disclose all of the Company's material debts, liabilities and obligations of any nature, whether due or to become due, as of their respective dates (including without limitation, absolute liabilities, secured liabilities, and contingent liabilities) to the extent such debts, liabilities and obligations would be required to be disclosed on a modified cash-accrual basis. The Company has good and marketable title to all assets set forth on the balance sheets of the Financial Statements, except for such assets as have been spent, sold or transferred in the ordinary course of business since their respective dates.

                  (j) Taxes. Except as set forth in Schedule 2.1(j) to the Schedule of Exceptions, the Company and each of its Subsidiaries has duly filed within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the State of Delaware, and (except to the extent that the failure to file or pay, or to the extent such returns are not true and correct, would not have a material adverse effect on the condition or operations of the Company) with all other jurisdictions where such filing is required by law; all such tax returns are true and correct in all material respects; and the Company and each of its Subsidiaries has paid all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due or in respect of such tax returns and reports (except to the extent that the failure to file or pay, or such returns are not true and correct would not have a material adverse effect on the condition or operations of the Company). The Company has withheld or collected from each payment made to each of its employees the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories. The Company knows of (i) no other tax returns or reports which were previously required to be filed which have not been so filed (ii) no audits that have been or being currently audited on any of its returns as of the date hereof and (iii) no unpaid assessment for additional taxes for any fiscal period or any basis therefor, except to the extent that the failure to file or pay would not have a material adverse effect, on the conditions or operations of the Company. The Company's federal income tax returns have not been audited by the Internal Revenue Service.

                  (k) Employee Benefits; ERISA. (i) With respect to each employee benefit plan (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (an "EMPLOYEE BENEFIT PLAN") maintained by the Company or an "ERISA Affiliate" (as defined below): (A) such plan has been administered and operated in compliance with its terms and the applicable requirements of ERISA and the Internal Revenue Code of 1986, as amended (the "CODE"); (B) to the knowledge of the Company no event has occurred and there exists no circumstance under which the Company could reasonably be expected to incur liability under ERISA or the Code (other than for contributions or benefits paid or payable in the ordinary course of operation of such plan); (C) there are no actions, suits or claims pending or threatened with respect to any Employee Benefit Plan or against the assets or a fiduciary of any Employee Benefit Plan; (D) no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) which is not covered by an applicable exemption has occurred; (E) no "reportable event" (as defined in Section 4043 of ERISA) has occurred; (F) all contributions and premiums due have been paid on a timely basis; and (G) all contributions made under any Employee Benefit Plan intended to be tax deductible meet the requirements for deductibility under the Code, except, in the case of each of clauses (A) through (G), as would not have a material adverse effect on the Company. As used herein, the term "ERISA Affiliate" refers to any organization that is (x) a member of a "controlled group" of which the Company is a member or
(y) under "common control" with the Company within the meaning of Section 414(b) and (c) of the Code.

                           (ii)     Each Employee Benefit Plan maintained by the
Company or an ERISA Affiliate that is intended to qualify under Section 401(a) of the Code has received a favorable letter of determination from the Internal Revenue Service that it so qualifies and that its related trust is exempt from taxation under Section 501(a) of the Code. No event has occurred that will or could reasonably be expected to give rise to disqualification or loss of tax-exempt status of any such Employee Benefit Plan or trust under Sections 401(a) or 501(a) of the Code.

                           (iii)    No Company or ERISA Affiliate benefit plan
is a "defined benefit plan" within the meaning of Section 3(35) of ERISA, a "multiemployer plan" within the meaning of Section 3(37) of ERISA, or a "multiple employer plan" within the meaning of Section 413 of the Code.

                           (iv)     Except as set forth in Schedule 2.1(k) to
the Schedule of Exceptions, neither the approval or execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will (A) entitle any individual to severance pay or (B) accelerate the time of payment or vesting of, or increase the amount of, compensation due to any individual.

                  (l) Contracts; Insurance. Except as set forth in Schedule 2.1(l) to the Schedule of Exceptions, the Company and its Subsidiaries do not have any currently existing contract, obligation, agreement, plan, arrangement, commitment or the like (written or oral) that was not entered into in the ordinary course of business and is material to the Company and its Subsidiaries, taken as a whole (within the meaning of Regulation S-K, Item 601, Section 10), including without limitation the following:

                           (i)      Employment, bonus or consulting agreements,
pension, profit sharing, deferred compensation, incentive compensation, perquisite, stock bonus, retirement, stock option, stock purchase, severance or termination pay plan, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company or its Subsidiaries and agreements among stockholders and the Company or its Subsidiaries or any Employee Benefit Plan;

                           (ii)     Loan or other agreements, notes, indentures,
or instruments relating to or evidencing indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any of the Company's or its Subsidiaries' property or any agreement or instrument evidencing any guaranty by the Company or its Subsidiaries of payment or performance by any other person;

                           (iii)    Agreements with dealers, sales
representatives, brokers or other distributors, advertisers or sales agencies;

                           (iv)     Agreements with any labor union or
collective bargaining organization or other labor agreements;

                           (v)      Any contract or series of contracts with the
same person for the
furnishing or purchase of machinery, equipment, goods or services, including without limitation agreements with processors and subcontractors;

                           (vi)     Any indenture, agreement or other document
(including private placement brochures) relating to the sale or repurchase of shares;

                           (vii)    Any joint venture contract or arrangement or
other agreement involving a sharing of profits or expenses to which the Company or its Subsidiaries are a party;

                           (viii)   Agreements limiting the freedom of the
Company or its Subsidiaries to compete in any line of business or in any geographic area or with any person;

                           (ix)     Agreements providing for disposition of the
business, assets or shares of the Company or its Subsidiaries, agreements of merger or consolidation to which the Company or its Subsidiaries are a party or letters of intent with respect to the foregoing;

                           (x)      Licenses, agreements or arrangements
providing for the use of or limiting the use of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct the Company's and its Subsidiaries' businesses as now conducted (collectively, the "INTELLECTUAL PROPERTY");

                           (xi)     Letters of intent or agreements with respect
to the acquisition of the business, assets or shares of any other business; and

                           (xii)    Insurance policies, health insurance plans,
medical plans or any benefit plans.

         The Company and its Subsidiaries have complied with all said contracts, obligations, licenses, agreements, plans, arrangements, and commitments and are not in default thereunder, except where the failure to so comply would not have a material adverse effect on the Company and its Subsidiaries when taken as a whole.

         The Escrow Purchasers have been supplied with a true and correct copy of each of the written contracts and a true and correct description of the oral contracts which are referred to on Schedule 2.1(l) to the Schedule of Exceptions, together with all material amendments, waivers or other changes to all such documents.

         The Company has and will continue to maintain insurance for itself and its Subsidiaries which the Company believes is customary in its industry.

                  (m) 5% Stockholders, Directors and Officers; Indebtedness. Set forth in Schedule 2.1(m) to the Schedule of Exceptions is a correct and complete list or description of all indebtedness of the Company and its Subsidiaries to their respective officers, directors or 5% stockholders or any of their respective spouses or relatives, and of all indebtedness of such persons to the Company and its Subsidiaries and of all contractual arrangements between the Company and its Subsidiaries and any officer, director or 5% stockholder of the Company or any of their respective spouses or relatives.

                  (n) Litigation. Except as set forth in Schedule 2.1(n) to the Schedule of Exceptions, there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim, or any basis therefor, whether or not purportedly on behalf of the Company and its Subsidiaries, to which the Company or its Subsidiaries is or, to the Company's knowledge, may be named as a party or its property is or may be subject and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole would have a material adverse effect on the condition, financial or otherwise, or operations of the Company and its Subsidiaries taken as a whole; and the Company has no knowledge of any unasserted claim, the assertion of which is reasonably likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief which claim individually or collectively with other such unasserted claims if granted would have a material adverse effect on the condition, financial or otherwise, or operations of the Company and its Subsidiaries taken as a whole.

                  (o) Consents. All consents, approvals, qualifications, orders and authorizations of, and filings with, all governmental authority required in connection with the Company's valid execution, delivery or performance of the Transaction Documents, or the offer, issue or sale of the Escrow Shares or Escrow Warrants by the Company, the issuance of Warrant Shares upon exercise of the Escrow Warrants, the issuance of Common Stock upon conversion of the Escrow Shares or the Warrant Shares, or the consummation of any other transaction contemplated on the part of the Company hereby have been obtained or made, except (i) the Requisite Stockholder Approval, (ii) the filing of the Certificate of Amendment with the Secretary of State of Delaware, (iii) the filing with the SEC of the registration statement contemplated by the Registration Rights Agreement, (iv) the filing with the NNM the application for listing the Common Stock issuable upon conversion of the Series F Preferred, (v) the filing with the SEC a Form D and the filing of any notifications required in connection with any state securities laws, (vi) the filing of proxy materials in connection with the Requisite Stockholder Approval, and (vii) where the failure to obtain such consent will not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

                  (p) Properties; Liens and Encumbrances. The Company and its Subsidiaries do not own any real property and they have valid and indefeasible ownership interest in all its other property and assets which each of the Company and its Subsidiaries purport to own, free from all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges, except (i) as listed on Schedule 2.1(p) to the Schedule of Exceptions hereto; or (ii) tax, materialmen's or like liens for obligations not yet due or payable or being contested in good faith by appropriate proceedings, and, in each case, except where the failure to have such an ownership interest would not have a material adverse effect on the condition of the Company and its Subsidiaries taken as a whole. The Company is not in violation of any law, regulation or ordinance (including laws, regulations or ordinances relating to building, zoning, environmental, city planning, land use or similar matters) relating to its property or assets which violation would have a material adverse effect on the business of the Company.

                  (q) Leases. Set forth on Schedule 2.1(q) to the Schedule of Exceptions is a correct and complete list (including the amount of rents called for and a description of the leased property) of all leases material to the Company and its Subsidiaries (within the meaning of Reg. S-K, Item 601,
Section 10), whether for real or personal property, under which the Company or its Subsidiaries is a lessee. The Company and its Subsidiaries are not in default under such leases in any material respect.

                  (r)      Business of the Company. Except as set forth on
Schedule 2.1(r) to the Schedule of Exceptions, there is no pending nor, to the Company's knowledge, any threatened claim or litigation, or to the Company's knowledge any basis therefor, against the Company and its Subsidiaries contesting each of the Company and its Subsidiaries right to develop, produce, manufacture, license, lease, sell or use any product, process, method, substance, part or other material presently developed, produced, manufactured, licensed, leased, sold or used or planned to be developed, produced, manufactured, licensed, leased, sold or used by the Company and its Subsidiaries in connection with the operations of the Company, except for claims if determined adversely to the Company and its Subsidiaries would not have a material adverse effect to the operations or conditions, financial or otherwise, of the Company and its Subsidiaries, taken as a whole; and the Company has no knowledge that (i) there exists, or there is pending or planned, any patent, invention, device, application or principle, or any statute, rule, law, regulation, standard or code which would materially adversely affect the condition, financial or otherwise, or the operations of the Company and its Subsidiaries when taken as a whole; or (ii) there is any other factor (other than fire, flood, accident, act of war or civil commotion, or any other cause or event beyond the control of the Company and its Subsidiaries), in each case which would materially adversely affect the condition, financial or otherwise, or the operations of the Company and its Subsidiaries, taken as a whole. The Company has delivered to each Escrow Purchaser complete and correct copies of
(a) its annual report to stockholders for the fiscal year ended December 31, 1999 (the "ANNUAL REPORT") and (b) its annual report on Form 10-K (the "FORM 10-K") for such fiscal year and its Quarterly Report on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2000, in each case as filed with the SEC. The Form 10-K complies in all material respects with Regulation S-K, Item 101.

                  (s) Intellectual Property, etc. (i) Each of the Company and its Subsidiaries has all franchises, permits, licenses and other similar authority necessary for the conduct of its business as now being conducted by it and as planned to be conducted, the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company and neither the Company nor its Subsidiaries is in default in any material respect under any of such franchises, permits, licenses or other similar authority. The Company and its Subsidiaries are the exclusive owner of all right, title and interest in and or has the valid and legal right to use all Intellectual Property and proprietary rights necessary to conduct its business as now being conducted and as planned to be conducted without conflict with or infringement upon any valid rights of others, in each case, except as would not materially and adversely affect the operations or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries have received any notice that the conduct of its business infringes upon or conflicts with the asserted rights of others and has any knowledge that any person is infringing upon or in conflict with its asserted rights in any material respect.

                           (ii)     Each person employed by the Company and its
Subsidiaries who develops or has access to Intellectual Property and proprietary information of the Company and its Subsidiaries has executed and delivered to the Company a proprietary information and inventions agreement substantially in the form of Exhibit G hereto.

                  (t) Minute Books. The minute books of the Company provided to Escrow Purchasers' legal counsel contain minutes of all meetings of directors and stockholders since the date of the Company's initial public offering except for a meeting of the Board of Directors held on March 22, 2001, meeting of the Special Committee of the Board of Directors held on January 29, 2001, and a meeting of the Offering Committee of the Board of Directors held on March 28, 2001 with respect to which the Company has provided to the Escrow Purchasers information on actions taken, if any, and matters discussed.

                  (u) Offering. Subject to the accuracy of the representations and warranties of each Escrow Purchaser set forth in Section 2.2 hereto, the offer, issuance and sale of the Escrow Shares and Escrow Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and from any registration or filing requirements of any applicable state securities laws, and neither the Company nor anyone acting on its behalf will take any action hereafter that would reasonably be expected to cause the loss of such exemption.

                  (v) Compliance with Other Instruments. The Company and its Subsidiaries are not in violation of any term of each of its respective Certificate of Incorporation or Bylaws, in each case, as in effect on the date hereof. The Company and its Subsidiaries are not (and, upon receipt by the Company of the Requisite Stockholder Approval, consummation of the transactions contemplated by the Transaction Documents will not cause the Company and its Subsidiaries to be) in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company and its Subsidiaries are subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company and its Subsidiaries when taken as a whole.

                  (w) Employees. To the Company's knowledge, no employee of the Company or any of its Subsidiaries is in violation of any term of any employment contract, patent disclosure agreement or non-competition agreement. There is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim, or to its knowledge any basis therefor or threat thereof, with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence. The Company and its Subsidiaries do not have any collective bargaining agreement covering any of its employees. Except as set forth on Schedule 2.1(w) to the Schedule of Exceptions, each employee of the Company and its Subsidiaries is an "employee at will" and may be terminated by the Company without any contractual severance payment to such employee.

                  (x) Registration Rights. Except as provided for in this Agreement and as set forth in Schedule 2.1(x) of the Schedule of Exceptions, the Company is not under any obligation to register (under the Securities Act) any of its currently outstanding securities or any of its securities which may hereafter be issued and all corporate activities on the part of the Company have been taken with respect to the registration rights in the Transaction Documents and as set forth in Schedule 2.1(x) of the Schedule of Exceptions, so that the execution and performance of the Transaction Documents by the Company will not cause a conflict with, or result in a breach of, or constitute a default under an existing agreement or obligation of the Company with respect to registration rights as set forth herein.

                  (y) Environmental and Safety Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety except violations which would not materially adversely affect the operations or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  (z) Disclosure. The Transaction Documents and the Schedule of Exceptions as read together do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading. Furthermore, the information provided to the Escrow Purchasers, including Escrow Purchasers' representatives, if any, by the Company, including its officers and directors, in connection with such Escrow Purchaser's consideration of its investment in the Escrow Shares and Escrow Warrants was prepared by the Company in good faith and were true and accurate in all material respects as of the date of such information.

                  (aa) Obligations to Related Parties. Except as set forth in Schedule 2.1(aa) of the Schedule of Exceptions, There are no obligations of the Company to any of its officers, directors, stockholders, employees and consultants (including any members of their respective immediate families) other than for (i) the payment of salary for services already rendered; (ii) the reimbursement of reasonable expenses incurred on behalf of the Company and loans of cash to pay the Company's development and operating expenses which in no event exceed $100,000 in the aggregate; and (iii) for other standard employee benefits made available generally to all employees (including stock option agreements under any plan or arrangement to be approved by the Company's board of directors).

                  (bb) SEC Filings. Each of the Company's SEC Reports (as defined herein) (A) were prepared in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (B) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or superseded filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. "SEC Reports" as used herein is defined as each of the reports filed by the Company with the SEC pursuant to the Exchange Act since December 31, 1999.

                  (cc) Exchange Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the NNM. The Company is in compliance in all material respects with all NNM listing requirements, and has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NNM, nor has the Company received any notification that the SEC, the National Association of Securities Dealers, Inc. (together with its regulatory subsidiary, NASD Regulation, Inc., the "NASD") or any other exchange is contemplating terminating such registration or listing nor, to the knowledge of the Company, have any proceedings been instituted, pending, contemplated or threatened by the SEC for such purposes, including, without limitation, any investigations, inquiries, or stop orders.

         2.2 Representations and Warranties of the Escrow Purchasers. Each Escrow Purchaser severally and not jointly, and only with respect to itself, makes the following representations and warranties to the Company:

                  (a) Organization; Authority. Such Escrow Purchaser is an individual or is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Escrow Purchaser of the Escrow Shares and the Escrow Warrants hereunder has been duly authorized by all necessary action on the part of such Escrow Purchaser. Each of the Transaction Documents to be executed by the Escrow Purchaser pursuant to the terms hereof or thereof has been duly executed and delivered by such Escrow Purchaser and constitutes the valid and legally binding obligation of such Escrow Purchaser, enforceable against such Escrow Purchaser, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                  (b) Investment Intent. Such Escrow Purchaser is acquiring the Escrow Shares and Escrow Warrants, and upon conversion of the Escrow Shares and Warrant Shares or exercise of the Escrow Warrants, will acquire the Series F Preferred or Common Stock, as the case may be, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations contained in this Section 2.2(b), such Escrow Purchaser does not agree to hold any of the Series F Preferred, Warrant Shares or Common Stock for any minimum or other specific term and reserves the right to dispose of such securities at any time in accordance with or to the extent allowed by this Agreement, the Registration Rights Agreement and the Securities Act.

                  (c) Accredited Investor. At the time such Escrow Purchaser was offered the Series F Preferred and the Escrow Warrant, it was, and at the date hereof, it is, and at the Escrow Closing and each of its conversion dates as to the Series F Preferred or exercise dates as to the Escrow Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of Escrow Purchaser. Such Escrow Purchaser either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of Escrow Purchaser to Bear Risk of Investment. Such Escrow Purchaser acknowledges that the Series F Preferred, Escrow Warrants, Warrant Shares, and Common Stock are speculative investments and may involve a high degree of risk and such Escrow Purchaser is able to bear the economic risk of an investment in the Escrow Shares and the Escrow Warrants, and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Escrow Purchaser acknowledges receipt of the Schedule of Exceptions and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Series F Preferred and the Escrow Warrants, and the merits and risks of investing in the Series F Preferred and the Escrow Warrants; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary or advisable to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Schedule of Exceptions.

                  (g)      Affiliate Status. Other than HarbourVest Partners VI
- Direct Fund L.P., SAIC Venture Capital Corporation and Paul Cataford, on the date prior to this Agreement, such Escrow Purchaser was not an Affiliate (as defined in Rule 144(a)(1) promulgated under the Securities Act) of the Company.

                  (h) Professional Advice. Such Escrow Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Escrow Shares and the Escrow Warrants.

                  (i) Transfer or Resale. Such Escrow Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Escrow Shares and the Escrow Warrants have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered under the Securities Act and applicable state securities laws, (B) such Escrow Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Escrow Shares and the Escrow Warrants to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) such Escrow Purchaser provides the Company with reasonable assurance that such Escrow Shares and the Escrow Warrants can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("RULE 144") or (D) transferred in accordance with Rule 144A under the Securities Act (or any successor rule thereto) ("RULE 144A") to a qualified institutional buyer (as such term is defined in Rule 144A(a)(1)); (ii) any sale of the Escrow Shares and the Escrow Warrants made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Escrow Shares and the Escrow Warrants under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Escrow Shares and the Escrow Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  (j) Legends. Such Escrow Purchaser understands that the certificates or other instruments representing the Escrow Shares, the Escrow Warrants, the Warrant Shares, and, until such time that the Common Stock issuable upon conversion of the Escrow Shares and the Warrant Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Escrow Shares, the Escrow Warrants, the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for sale under the Securities Act, or (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the Securities Act. Such Escrow Purchaser acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the Securities Act and upon compliance with the prospectus delivery requirements of the Securities Act, or (ii) advice of counsel that such sale is exempt from registration required by
Section 5 of the Securities Act; and

                  (k) Reliance. Such Escrow Purchaser understands and acknowledges that (i) the Escrow Shares and the Escrow Warrants are being, and upon conversion of the Series F Preferred and the Warrant Shares, the underlying Common Stock and upon exercise of the Escrow Warrants, the Warrant Shares will be, offered and sold to such Escrow Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and the Escrow Purchaser hereby consents to such reliance.

                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D under the Securities Act within the time specified in Regulation D and to provide a copy thereof to each Escrow Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Escrow Purchasers at the Escrow Closing pursuant to this Agreement under applicable state securities laws, and shall provide evidence of any such action so taken to the Escrow Purchasers on or prior to the Escrow Closing or, if later, the date by which such action must be taken. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable state securities laws following the Escrow Closing.

         3.2 Reporting Status. Until the earlier of (i) the date which is one year after the date on which the holders thereof may sell all of the Common Stock issuable upon conversion of the Escrow Shares and the Warrant Shares without restriction pursuant to Rule 144(k) under the Securities Act (or successor thereto) and (ii) the date on which (A) the holders thereof shall have sold all the Common Stock issuable upon conversion of the Escrow Shares and the Warrant Shares and (B) no shares of Series F Preferred Stock and no Escrow Warrants are outstanding

(the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

         3.3 Stockholder Information. The Company agrees to send to each Escrow Purchaser during the Reporting Period copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. During the Reporting Period, the Company shall include each Escrow Purchaser on the Company's distribution list for press releases and shall provide each Escrow Purchaser with any such press releases in the same manner and at the same time as others on such distribution list.

         3.4 Listing. Following the Escrow Closing, the Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including NNM), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. During the Reporting Period, the Company shall use its reasonable best efforts to maintain the Common Stock's listing on either the NNM, a national exchange or other market or interdealer quotation system (including without limitation the Nasdaq SmallCap Market and the OTC Bulletin Board). The Company shall promptly provide the Escrow Purchasers copies of any notices it receives from the NNM regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange, provided that the Company shall not be required to provide such notices if the Company reasonably determines that such notices contain material non-public information. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.4.

         3.5 Expenses. At the Initial Closing, the Company shall pay the fees of (i) O'Melveny & Myers LLP as counsel for certain of the Escrow Purchasers and the Placement Agent and (ii) Debevoise & Plimpton as counsel to certain of the Escrow Purchasers, solely with respect to fees related to the negotiation and execution of the Transaction Documents and the Initial Closing, provided that such counsel shall provide to the Company a full accounting of such expenses, including the submission of invoices or statements for such expenses.

         3.6 Trading Restrictions. Each Escrow Purchaser agrees that during the ten (10) trading days immediately preceding the Initial Closing Date, it shall not sell any shares of Common Stock including by way of any "short sales" of the Common Stock (as defined in Rule 3b-3 of the Exchange Act). Additionally, each Escrow Purchaser agrees that during the ten (10) trading days following each Earnings Release (as defined in the Certificate of Amendment), it shall not sell any shares of Common Stock including by way of any "short sales" of the Common Stock (as defined in Rule 3b-3 of the Exchange Act).

         3.7 Transfer Agent Instructions. The Company shall issue instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Escrow Purchaser or its nominee(s), for the Common Stock issuable upon conversion of the Escrow Shares or the exercise of the Escrow Warrants in such amounts as specified from time to time by each Escrow Purchaser to the Company upon such conversion or exercise as the case may be (the "TRANSFER AGENT INSTRUCTIONS"). Nothing in this Section 3.7 shall affect in any way each Escrow Purchaser's obligations under the Securities Act and agreements set forth in Section 2.2(i) herein to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities.

         3.8 Requisite Stockholder Approval and Waiver. (a) As soon as possible after the date hereof but in no event later than the Approval Date, the Company shall convene a meeting of stockholders for the purpose of obtaining the Requisite Stockholder Approval, including any and all approvals required by the applicable policies, rules or regulations of NNM, to approve the transactions contemplated hereby.

         (b) Each of the Escrow Purchasers hereby irrevocably agrees (i) to vote all of such Escrow Purchaser's shares of Common Stock, whether now owned or hereafter acquired, in favor of the transactions contemplated hereby in connection with the Requisite Stockholder Approval, including without limitation in favor of the issuance and sale to the Escrow Purchasers of the Escrow Shares and Escrow Warrants and the other transactions contemplated by the Transaction Documents, and in favor of an amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of stock to 221,877,236 shares and the total number of authorized shares of Common Stock to 200,000,000 shares and in favor of an amendment to the Company's Certificate of Incorporation to authorize, designate and create the Series F Preferred, and
(ii) shall take no action whatsoever to agree to revoke or cause to revoke the letter agreements referred to in Section 4.1(h) herein, or take any action the result of which would be to prevent such Escrow Purchaser from effecting the agreement set forth in this Section 3.8(b). Additionally, each of the Escrow Purchasers agrees not to sell, transfer or otherwise dispose of, or transfer the voting rights with respect to its shares of the Company's Common Stock or on or prior to the Approval Date set forth in this Section 3.8(b).

         (c) The Company shall bear all expenses in connection with the holding of such meeting, including the costs and expenses of the preparation, filing and distribution of the proxy statement.

         3.9 Modification to and Filing Certificate of Amendment. Following the receipt of the Requisite Stockholder Approval but prior to the Escrow Closing, the Company shall have duly filed the Certificate of Amendment with the Secretary of State of the State of Delaware in accordance with the General Corporate Law of the State of Delaware. In the event that at any time after the date hereof but prior to the filing of the Certificate of Amendment, the Company takes any of the actions described in Sections 6(e)(ii), (iii) and (iv) of the Certificate of Amendment, then prior to the filing of the Certificate of Amendment, the Conversion Price set forth in Section 6(c) of the Certificate of Amendment shall be adjusted to the Conversion Price that would have been in effect had the Certificate of Amendment been filed with the Secretary of State of Delaware and effective immediately prior to the Company taking such actions. Notwithstanding any other provision of this Agreement, the provisions of this Section 3.9 may be waived by the Escrow Purchasers who have agreed herein to purchase a majority of the Escrow Shares (as reflected on Exhibit A hereto).

         3.10 Conduct of Business. Except as required by this Agreement or as is necessary to consummate the transactions contemplated hereby, the Company will not authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Series F Preferred.

         3.11 Books and Records. The Company shall keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company in accordance with generally accepted accounting principles consistently applied.

         3.12 Inspection. The Company shall permit representatives of the Escrow Purchasers to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested upon reasonable advance notice to the Company (such rights to visit, inspect, examine, make copies and discuss are collectively referred to as "INSPECTION RIGHTS"); provided, however, that no such inspection, examination or inquiry, the failure to conduct same, nor any knowledge of any Escrow Purchaser, including any knowledge obtained by such Escrow Purchaser in connection with any such inspection, investigation or inquiry, shall constitute a waiver of any rights Escrow Purchasers may have under any representation, warranty, covenant, term or agreement under any of the Transaction Documents. Notwithstanding the foregoing, the Company shall not be required to permit representatives of the Escrow Purchasers to exercise their Inspection Rights until such time as the Escrow Purchaser(s) exercising its rights, and its representatives, shall have executed a confidentiality and non-disclosure agreement in form and substance reasonably satisfactory to the Company and which permits the Company to provide to such Escrow Purchaser(s) or its representatives material non-public information without violation of Regulation FD promulgated by the SEC. During all periods when an Escrow Purchaser is in possession of material non-public information obtained pursuant to its Inspection Rights, the Escrow Purchaser agrees that it will not trade in the securities of the Company until such time as the Company has publicly disclosed such material non-public information in a manner contemplated by Regulation FD.

                                   ARTICLE IV

                                   CONDITIONS

         4.1 Conditions Precedent to the Obligation of the Escrow Purchasers to Purchase the Series F Preferred Stock. The obligation of the Escrow Purchasers hereunder to acquire and pay for the Escrow Shares and Escrow Warrants is subject to the satisfaction or waiver by the Escrow Purchasers, at or before the Initial Closing, of each of the following conditions:

                  (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date (except that any representation and warranty that by its terms is expressly modified by "materiality," "in all material respects" or words of similar import shall be true in all respects as so modified), except for such representations and warranties as are made as of a specific date, which shall be true and correct as of such date. At the Initial Closing the Company shall deliver to the Escrow Purchasers a certificate dated the Initial Closing Date and executed by the President of the Company certifying the accuracy of the Company's representations and warranties;

                  (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

                  (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement relating to the issuance or conversion of any portion of the Escrow Shares or exercise of the Escrow Warrants;

                  (d) Legal Opinion. The Company shall have delivered to the Escrow Purchasers an opinion of legal counsel to the Company in substantially the form attached hereto as Exhibit F and dated as of the Closing Date;

                  (e) Adverse Changes. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which has or can reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole, which has not specifically been disclosed in the Schedule of Exceptions prior to the date of this Agreement shall have occurred, nor shall there have occurred a material adverse change in the financial condition or prospects of the Company, which is not disclosed in the Schedule of Exceptions;

                  (f) Required Approvals. The Company shall have delivered to the Escrow Purchasers the required consents as set forth in Schedule 2.1(e) of the Schedule of Exceptions.

                  (g) Closing Certificates. The Company shall deliver to the Escrow Purchasers a certificate, in form and substance satisfactory to the Escrow Purchasers, dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company, certifying (x) that the Company is in good standing with the Secretary of State of the State of Delaware, (y) that the Certificate of Incorporation and the bylaws, copies of which have been provided to the Escrow Purchasers, and the attached copies of the resolutions of the Board of Directors of the Company approving this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and have not been amended and are in full force and effect and (z) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, each other Transaction Document and any other document delivered in connection herewith on behalf of the Company.

                  (h) Letter Agreements. The Escrow Purchasers shall have received letter agreements substantially in the form of Exhibit H hereto executed by each of the persons and entities listed on Exhibit I hereto.

                  (i) W-9 Forms. Each Escrow Purchaser shall have delivered to the Company and the Escrow Agent an executed Form W-9 completed with all requested information regarding the Escrow Purchaser.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Fees and Expenses. Subject to Section 3.5, and except as otherwise may be provided in the Registration Rights Agreement, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that Company shall pay to Robertson Stephens, Inc., as placement agent (the "PLACEMENT Agent"), on the Escrow Closing Date out of the Escrow Purchase Price such fees as due to the Placement agent pursuant to that certain engagement letter by and between the Company and the Placement agent dated November 20, 2000, including the issuance to the Placement Agent of a warrant (the "PLACEMENT AGENT Warrant") to purchase 9,915 shares of Series F Preferred in the form attached to this Agreement as Exhibit J. The shares of Series F Preferred issuable upon the exercise of the Placement Agent Warrant shall be included within the definition of Registrable Securities under the Registration Rights Agreement, and the Placement Agent shall be a party to the Registration Rights Agreement. The Escrow Purchasers shall be responsible for the Escrow Purchasers' own tax liability that may arise as a result of the investment contemplated by the Transaction Documents.

         5.2 Entire Agreement; Amendments. The Transaction Documents, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Eastern time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Eastern time) on any date and earlier than 11:59 p.m. (Eastern time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:              Daleen Technologies, Inc.
                                1750 Clint Moore Road
                                Boca Raton, Florida 33487
                                Facsimile No.: (561) 981-1134
                                Attn: Stephen M. Wagman, Chief Financial Officer

With copies to:                 Morris, Manning & Martin LLP
                                1600 Atlanta Financial Center
                                3343 Peachtree Road NE
                                Atlanta, Georgia 30326
                                Telephone No.: (404) 504-7613
                                Facsimile No.:  (404) 365-9532
                                Attn:  David M. Calhoun, Esq.

If to the Placement Agent:      Robertson Stephens, Inc.
                                555 California Street
                                San Francisco, California 94104
                                Facsimile No.: (415) 982-1448
                                Attn: Mr. Matthew Seedorf / James Anderson

With copies to:                 O'Melveny & Myers LLP
                                Embarcadero Center West
                                275 Battery Street, 26th Floor
                                San Francisco, California 94111
                                Facsimile No.: (415) 984-8701
                                Attn: Peter T. Healy, Esq.

If to an Escrow Purchaser, to it at the address and facsimile number set forth on Exhibit A, with copies to such Escrow Purchaser's representatives as set forth on Exhibit A, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Escrow Purchasers; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor any Escrow Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         5.8 Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

         5.9 Survival. The agreements and covenants contained in Article IV and this Article V shall survive the delivery and conversion of the Escrow Shares pursuant to this Agreement, and the representations and warranties of the Company and the Escrow Purchasers contained in Article II shall survive until a date that is three years after the Closing Date.

         5.10 Execution. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. The parties also expressly agree that this Agreement may be executed by original signatures delivered by facsimile.

         5.11 Publicity. The Company and the Escrow Purchasers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if (a) such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement or (b) such information is already publicly available. Notwithstanding the generality of the foregoing, the parties agree that the Company will issue a press release at or immediately after the Initial Closing, the contents of which, together with all documents required to be filed therewith, will be filed with the SEC as a current report of the Company on Form 8-K, the form of which will be agreed to by the parties at or before the issuance thereof.

         5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                              Company:

                              DALEEN TECHNOLOGIES, INC.




                              By: /s/ James Daleen
                                 -----------------------------------------------
                                 Name: James Daleen
                                 Title:  Chairman and Chief Executive Officer


                  [PURCHASER SIGNATURES TO BEGIN ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 PURCHASERS:

                                 HARBOURVEST PARTNERS VI - DIRECT FUND L.P.

                                 By: HVP VI-DIRECT ASSOCIATES, L.L.C.
                                 Its General Partner

                                 By: HARBOURVEST PARTNERS, LLC
                                 Its General Partner

                                 By: /s/ Ofer Nemirovsky
                                    --------------------------------------------
                                    Ofer Nemirovsky, Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 SAIC VENTURE CAPITAL CORPORATION


                                 By: /s/ Kevin A. Werner
                                    --------------------------------------------
                                 Name:    Kevin A. Werner
                                 Title:   President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 ROYAL WULFF VENTURES, LLC


                                 By: /s/ Robert E. Cook
                                    --------------------------------------------
                                 Name:    Robert E. Cook
                                 Title:   Managing Member


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 ST. PAUL VENTURE CAPITAL VI, LLC

                                 By: SPVC MANAGEMENT VI, LLC
                                 Its:  Managing Member


                                 By: /s/ Patrick A. Hopf
                                    --------------------------------------------
                                 Name:    Patrick A. Hopf
                                 Title:   Senior Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 ABS VENTURES IV, L.P.

                                 By: CALVERT CAPITAL,  LLC
                                 Its:  General Partner


                                 By: /s/ Bruns Grayson
                                    --------------------------------------------
                                    Bruns Grayson, its manager

                                 ABX FUND, L.P.

                                 By: CALVERT CAPITAL II, LLC
                                 Its:  General Partner


                                 By: /s/ Bruns Grayson
                                    --------------------------------------------
                                       Bruns Grayson, its manager


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 HALIFAX FUND, L.P.


                                 By: /s/ Jeffrey Devers
                                    --------------------------------------------
                                 Name:    Jeffrey Devers
                                 Title:   Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 BAYSTAR CAPITAL


                                 By: /s/ Brian Davidson
                                    --------------------------------------------
                                 Name:    Brian Davidson
                                 Title:



                                 BAYSTAR INTERNATIONAL LTD.


                                 By: /s/ Brian Davidson
                                    --------------------------------------------
                                 Name:    Brian Davidson
                                 Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN SECURITIES PURCHASE AGREEMENT]



                                 SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                                 By: /s/ David Greenhouse
                                    --------------------------------------------
                                 Name:    David Greenhouse
                                 Title:   Managing Director





                                 SPECIAL SITUATIONS CAYMAN
                                 FUND, L.P.


                                 By: /s/ David Greenhouse
                                    --------------------------------------------
                                 Name:    David Greenhouse
                                 Title:   Managing Director


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                   APPENDIX B


                                     FORM OF

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            DALEEN TECHNOLOGIES, INC.

                                      ****

         Daleen Technologies, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: In accordance with the requirements of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, at a meeting duly called and held pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted resolutions: (i) proposing and declaring advisable the amendments to the Certificate of Incorporation set forth herein; and (ii) recommending that such amendments be submitted to the stockholders of the Corporation for consideration, action and approval.

         SECOND: Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of such Article FOURTH in its entirety and substituting in lieu thereof the following:

         "The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Two Hundred Twenty-One Million Eight Hundred Seventy-Seven Thousand Two Hundred Thirty-Six (221,877,236) shares, of which Two Hundred Million (200,000,000) shall be Common Stock, having a par value of $0.01 per share (the "Common Stock"), and Twenty-One Million Eight Hundred Seventy-Seven Thousand Two Hundred Thirty-Six (21,877,236) shares shall be classified as Preferred Stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock shall consist of 3,000,000 shares which shall be designated as the "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), 1,250,000 shares which shall be designated as the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), 1,222,222 shares which shall be designated as the "Series C Convertible Preferred Stock" (the "Series C Preferred Stock"), 4,221,846 shares which shall be designated as the "Series D Convertible Preferred Stock" (the "Series D Preferred Stock"), 686,553 shares which shall be designated as the "Series D-1 Convertible Preferred Stock" (the "Series D-1 Preferred Stock"), 1,496,615 shares which shall be designated as the "Series E Convertible Preferred Stock" (the "Series E Preferred Stock"), and 356,950 shares which shall be designated as the "Series F Convertible Preferred Stock" (the "Series F Preferred Stock"), with the remaining Preferred Stock having no designations or preferences set forth herein. The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Common Stock or Preferred Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation. The designations, relative rights, preferences and limitations of each class of shares of the Corporation shall be as follows:"

         THIRD: The Certificate of Incorporation is hereby amended by deleting
Section VII "Preferred Stock Without Designations and Preferences" of PART B of Article FOURTH in its entirety and substituting in lieu thereof the following:

                   "VII. SERIES F CONVERTIBLE PREFERRED STOCK

                  Section 1. Ranking. All shares of Series F Preferred Stock shall have preferences, limitations and relative rights identical with each other; and all shares of Series F Preferred Stock shall have such preferences and relative rights expressly provided in this Certificate of Amendment.

                  Section 2. Designation of the Number of Shares. There shall be a series of Preferred Stock that shall be designated as "Series F Convertible Preferred Stock". The Series F Preferred Stock shall consist of 356,950, shares shall be entitled to dividends when, as and if declared pursuant to Section 3 hereof, shall be entitled to a preference in liquidation as provided in Section 4 hereof, shall be convertible as provided in Section 6 hereof, and shall be entitled to vote as provided in Section 7 hereof.

                  Section 3. Dividends. If and whenever the Corporation shall declare and pay a dividend or other distribution in respect of its common stock, par value $.01 per share (the "COMMON STOCK"), other than a dividend or other distribution that results in an adjustment to the Conversion Price (as defined below) pursuant to Section 6(e) hereof, the Corporation shall concurrently therewith declare and pay a dividend to the holders of Series F Preferred Stock in an amount per share equal to the amount per share of the dividend in respect of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series F Preferred Stock is then convertible pursuant to Section 6 hereof.

                  Section 4. Liquidation Preference. In the event of a dissolution, liquidation or winding up of the Corporation (whether voluntary or involuntary), but before any distribution to the holders of Common Stock or any other class or series of the Corporation's then outstanding capital stock ranking in any such event junior to the Series F Preferred Stock, the holders of the Series F Preferred Stock then outstanding shall be entitled to receive, and the Corporation shall pay, the following amounts out of assets of the Corporation legally available for distribution to the stockholders:

                           The holders of the Series F Preferred Stock shall
                  receive an amount per share equal to the "PREFERENTIAL AMOUNT" (as hereinafter defined); provided however, that (i) if the assets to be distributed to the holders of the Series F Preferred Stock shall be insufficient to permit the payment to such holders of the full Preferential Amount, then all of the assets of the Corporation to be distributed to the holders of the Series F Preferred Stock shall be distributed ratably to the holders of the Series F Preferred Stock; and (ii) if the assets to be distributed by the Corporation in the event of any dissolution, liquidation or winding-up of the Corporation (whether voluntary or involuntary) to the holders of Common Stock, to the extent such distribution then or theretofore made (after taking into account all distributions that would be necessary to satisfy the Preferential Amounts due to holders of the Series F Preferred Stock) exceeds or would exceed an aggregate amount per share of Common Stock equal to the Preferential Amount divided by the number of shares of Common Stock into which each share of Series F Preferred Stock is then convertible pursuant to Section 6 hereof, the Corporation, in lieu of distributing the Preferential Amount to the holders of Series F Preferred Stock, shall concurrently with the making of such distribution to the holders of Common Stock make a distribution in an amount per share to the holders of Series F Preferred Stock equal to the amount per share distributed to the holders of Common Stock multiplied by the number of shares of Common Stock into which each share of Series F Preferred Stock is then convertible pursuant to Section 6 hereof, to the end that the holders of Series F Preferred Stock shall share equally with the holders of Common Stock, on an "as-converted" basis, in such greater distribution. As used herein, the term "PREFERENTIAL AMOUNT" means an amount initially equal to $110.94 per share of Series F Preferred Stock, subject to appropriate adjustment for any stock dividend, stock split, recapitalization or consolidation of or on the Series F Preferred Stock.

                  After the payment of all amounts required to be paid to the holders of Series F Preferred Stock upon the liquidation, dissolution or winding up of the Corporation as provided in this Section 4, the Corporation shall distribute to the holders of all shares of capital stock then outstanding ranking upon liquidation junior to the Series F Preferred Stock the remaining assets and funds of the Corporation legally available for distribution to its stockholders. Further, after the payment of the Preferential Amounts required to be paid to the holders of Series F Preferred Stock upon the liquidation, dissolution or winding up of the Corporation pursuant to this Section 4, the outstanding shares of Series F Preferred Stock shall be deemed to have been redeemed and shall be cancelled and shall no longer be deemed to be issued and outstanding and the holders of the Series F Preferred Stock shall not be entitled to any further right or claim.

                  A consolidation, merger or other business combination of the Corporation, or a sale or other disposition of substantially all of the assets of the Corporation shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this
         Section 4. Additionally, neither the sale by the Company of its subsidiary, PartnerCommunity, Inc. (together with its successors, "PartnerCommunity"), the distribution to the Corporation's stockholders of the Corporation's capital stock in PartnerCommunity, any transaction resulting in a reduction in the Corporation's ownership interest in PartnerCommunity, nor the sale by PartnerCommunity of shares of capital stock or assets to any other entity or person shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  Section 5.        Redemption.

                  (a) No holder of Series F Preferred Stock shall have the right solely by virtue of holding such stock to require redemption of such shares nor, except as set forth in Section 5(b) below, shall the Corporation have the right to call or require redemption of any shares of Series F Preferred Stock.

                  (b) Unless otherwise agreed by the holders of at least a majority of the outstanding shares of Series F Preferred Stock, voting or consenting as a separate class, in the event of:

                           (i) the acquisition of the Corporation by another entity by means of merger or consolidation resulting in the exchange of at least 50% of the outstanding shares of capital stock of this Corporation for securities issued or other consideration paid by the acquiring entity or any parent or subsidiary thereof (except for a merger or consolidation after the consummation of which the stockholders of the Corporation immediately prior to such merger or consolidation own in excess of 50% of the voting securities of the surviving corporation or its parent corporation); or

                           (ii) the sale or other disposition by the Company of substantially all of its assets (other than an sale or transfer of assets to one or more wholly-owned subsidiaries of the Corporation), the Corporation shall redeem all of the then issued and outstanding shares of Series F Preferred Stock for a redemption price equal to the Preferential Amount. Notwithstanding the foregoing, neither the sale by the Company of PartnerCommunity, the distribution to the Corporation's stockholders of the Corporation's capital stock in PartnerCommunity, any transaction resulting in a reduction in the Corporation's ownership interest in PartnerCommunity, nor the sale by PartnerCommunity of shares of its capital stock or its assets to any other entity or person shall be deemed to be a merger or consolidation or sale or other disposition of substantially all of the assets of the Corporation as contemplated by this Section 5(b).

                  Section 6.        Conversion.

                  (a) Each share of Series F Preferred Stock shall be convertible into Common Stock, at the then applicable Conversion Price (as hereinafter defined), at any time and from time to time, at the option of the holder thereof in accordance with this Section 6(a) without the need for the payment of any additional cash consideration. Before any holder of Series F Preferred Stock shall be entitled to convert such stock into shares of Common Stock, the holder thereof shall surrender the certificate or certificates therefor (or in the case of any lost, stolen or destroyed certificate or certificates the delivery of an affidavit to that effect accompanied by any indemnity bond, in each case, reasonably required by the Corporation), duly endorsed, to the Corporation and shall give written notice, duly executed, to the Corporation of such election to convert the same and shall state the number of shares of Series F Preferred Stock being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing the shares of Series F Preferred Stock to be converted, and the holder of such shares shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  (b) Beginning on and continuing after March 30, 2002, each share of Series F Preferred Stock shall automatically be converted without the payment of any additional cash consideration into shares of Common Stock at the then effective Conversion Price on the first date after the Common Stock has traded at a Market Price (as hereinafter defined) equal to or above $3.3282 per share (appropriately adjusted for any stock split, dividend, combination, recapitalization or the like of or on the Common Stock) for ten (10) trading days within any twenty (20) trading day period and the record holder of such share of Series F Preferred Stock shall be treated for all purposes as the record holder of the Common Stock as of the close of business on such tenth trading day. From and after the date of such conversion pursuant to this Section 6(b), each certificate representing shares of Series F Preferred shall be deemed to represent that number of shares of Common Stock into which the Series F Preferred represented by such certificate were converted. For the purpose of this Section 6(b), the "MARKET PRICE" per share of Common Stock on any date shall be deemed to be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or the Nasdaq National Market, if the Common Stock is then listed or admitted to trading on any national securities exchange or in such market system. The closing price shall be the last reported sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked price, as reported by said exchange or market system. If the Common Stock of the Corporation is not then listed or admitted to trading on any national securities exchange or The Nasdaq National Market, the Series F Preferred Stock shall not be automatically converted pursuant to this Section 6(b) and, so long as the Company's Common Stock is not listed or admitted to trading on any national securities exchange or The Nasdaq National Market, this
         Section 6(b) shall not apply. For purposes of this Section 6(b), "trading day" shall mean any day during which the national securities exchange or The Nasdaq National Market on which the Corporation's Common Stock is then listed or admitted to trading is open for trading.

                  (c) The price at which shares of Common Stock shall be deliverable upon conversion of the Series F Preferred Stock is referred to herein as the "CONVERSION PRICE," and shall be determined in accordance with this Section 6. Each share of Series F Preferred Stock shall be convertible into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the "Original Price" of each share of Series F Preferred Stock by the Conversion Price applicable to such series in effect at the time of conversion without the payment of additional cash consideration. The "ORIGINAL PRICE" of each share of Series F Preferred Stock shall be $110.94. The initial Conversion Price for each share of Series F Preferred Stock shall be $1.1094, subject to adjustment as set forth at Section 6(e) below.

                  (d) No fractional shares of Common Stock shall be issued upon conversion of the Series F Preferred Stock, and in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the applicable Market Price per share of Common Stock (as determined pursuant to Section 6(e)(i)) as of the date of such conversion.

                  (e) The Conversion Price shall be subject to adjustment at any time or from time to time as provided herein:

                           (i) In the event the average Market Price (as defined below) per share of the Common Stock for the ten (10) consecutive trading days beginning with the next trading day immediately following the date on which the Corporation issues an Earnings Release (as defined below) for the quarter ended June 30, 2001 (the "AVERAGE MARKET PRICE") is less than the Conversion Price, the Conversion Price shall be adjusted automatically to the higher of (A) the Average Market Price or
                  (B) 75% of the Conversion Price. If the Company issues more than one Earnings Release with respect to the quarter ended June 30, 2001, the Average Market Price will be calculated for the ten (10) consecutive trading days following each such Earnings Release, and the lowest of such Average Market Prices will be used for the purpose of determining the adjusted Conversion Price. The effective date for the adjustment to the Conversion Price pursuant to this Section 6(e)(i), if any, shall be the later of (A) the eleventh trading day after the Corporation issues its Earnings Release announcing its actual total revenue for the quarter ended June 30, 2001 or (B) immediately after the effective date of this Certificate of Amendment. Notwithstanding the foregoing, the Conversion Price shall be adjusted only once, if at all, pursuant to this
                  Section 6(e)(i). For the purpose of this Section 6(e)(i), the term "EARNINGS RELEASE" shall mean (y) a press release issued by the Corporation after March 30, 2001, providing any material financial metrics regarding revenue or estimated revenue or earnings or estimated earnings for the quarter ended June 30, 2001 (including in each case announcements regarding consolidations or expense reduction plans implemented or to be implemented by the Corporation), or (z) a press release issued by the Corporation announcing its actual total revenue for the quarter ended June 30, 2001. If the Corporation does not issue an Earnings Release on or before the date of filing by the Corporation with the Securities and Exchange Commission of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, the filing of such Quarterly Report on Form 10-Q shall be deemed to be the Earnings Release. For the purpose of this Section 6(e)(i), "MARKET PRICE" per share of Common Stock on any date shall be deemed to be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or The Nasdaq Stock Market (including The Nasdaq National Market or The Nasdaq SmallCap Market, as the case may be), if the Common Stock is then listed or admitted to trading on any national securities exchange or in such market system. The closing price shall be the last reported sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked price, as reported by said exchange or market system. If the Common Stock is not then so listed on a national securities exchange or in such market system, the Market Price shall be deemed to be the mean between the representative closing bid and asked prices of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), including without limitation the OTC Bulletin Board or, if the Common Stock is not then quoted by NASDAQ, the Market Price shall be determined by agreement between the Corporation and holders of Series F Preferred Stock outstanding at the time of such determination representing more than 50% of the number of shares of Common Stock into which each share of Series F Preferred Stock is then convertible in accordance with Section 6.

                           (ii) In case the Corporation shall at any time or from time to time after the date shares of Series F Preferred Stock are first issued (A) pay a dividend or other distribution with respect to its Common Stock in shares of the Corporation's capital stock (whether shares of Common Stock or of capital stock of any other class or series), (B) subdivide its outstanding shares of Common Stock, or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion privilege and the Conversion Price in effect immediately prior to such action shall be proportionately adjusted (higher or lower, as the case may be) so that the holder of any shares of Series F Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of capital stock of the Corporation which it would have owned or have been entitled to receive immediately following the happening of any of the events described above, had such Series F Preferred Stock been converted into Common Stock immediately prior thereto. An adjustment made pursuant to this Section 6(e)(ii) shall (x) become effective retroactively immediately after the record date in the case of a dividend with respect to Common Stock payable in shares of capital stock and (y) shall become effective immediately after the effective date in the case of a subdivision or combination. If, as a result of an adjustment to the Conversion Price made pursuant to this Section 6(e)(ii), the holder of any shares of Series F Preferred Stock thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors and holders of a majority of outstanding shares of Series F Preferred Stock shall determine by agreement the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock.

                           (iii) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding any dividend payable solely in cash), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction, (A) the numerator of which shall be the current Market Price per share (determined as provided in Section 6(e)(i) above) of the Common Stock on the record date for the distribution less the then fair market value (as determined by agreement between the Corporation and holders of Series F Preferred Stock outstanding at the time of such determination representing more than 50% of the number of shares of Common Stock into which each share of Series F Preferred Stock is convertible) of the portion of the assets or evidences of indebtedness or subscription rights, warrants or other securities so distributed applicable to one share of Common Stock, and (B) the denominator of which shall be such current Market Price per share of the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                           (iv) Except as provided in Section 6(e)(iv)(E), if and whenever the Corporation shall issue or sell, or is, in accordance with Sections 6(e)(iv)(A) through 6(e)(iv)(C), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price, in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be adjusted to an amount equal to such per share consideration. No adjustment shall be made to the Conversion Price in the event of the issuance by the Corporation of shares of Common Stock at a per share price equal to or greater than the Conversion Price then in effect.

                  For purposes of this Section 6(e)(iv), the following Sections 6(e)(iv)(A) to 6(e)(iv)(E) shall also be applicable:

                  (A) In case at any time the Corporation shall in any manner grant any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, convertible or exchangeable, and the Price Per Share (as defined below) for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities issuable upon exercise of such Options shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such Price Per Share as of the date of granting of such Options or the issuance of such Convertible Securities. Except as otherwise provided in Section 6(e)(iv)(C), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For purposes of this Section 6(e)(iv), the Price Per Share shall be determined by dividing (i) the total amount of consideration, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.

                  (B) In case the Corporation shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the Price Per Share (as defined below) for which Common Stock is issuable upon such conversion or exchange of such Convertible Security shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such Price Per Share as of the date of the issue or sale of such Convertible Securities, provided that (a) except as otherwise provided in Section 6(e)(iv)(C), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this
         Section 6(e)(iv), no further adjustment of the Conversion Price shall be made by reason of such issue or sale. For purposes of this Section 6(e)(iv)(B), the Price Per Share shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by
         (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                  (C) Upon the happening of any of the following events, namely, if the Price Per Share provided for in any Option referred to in Section 6(e)(iv)(A), the additional consideration, if any, payable upon the conversion or exchange of any Option or Convertible Securities referred to in Section 6(e)(iv)(A) or 6(e)(iv)(B), or the rate at which Convertible Securities referred to in Section 6(e)(iv)(A) or 6(e)(iv)(B) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be increased or decreased to the Conversion Price which would have been in effect at the time of such event had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, provided, that no readjustment pursuant to this clause (C) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price immediately prior to the original issuance of such Options or Convertible Securities (as adjusted for any stock splits, stock dividends, combinations, reverse stock splits or the like on or with respect to the Common Stock) or
         (ii) the Conversion Price that would have resulted from any adjustment pursuant to Section 6(e)(i) hereof between the date of the original issuance of such Options or Convertible Securities and the readjustment date therefor.

                  (D) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  (E) There shall be no adjustment of the Conversion Price pursuant to Section 6(e)(iv) in the case of Common Stock, Options or Convertible Securities to be issued (1) to an employee, consultant, officer or director of the Corporation or Subsidiary pursuant to any stock-based incentive plan or agreement that has been duly approved by the Corporation's Board of Directors (including, without limitation, the Daleen Technologies, Inc. Amended and Restated 1999 Stock Incentive
         Plan), (2) upon the issuance of no more than $5,000,000 of Common Stock, Options or Convertible Securities to investors who the Board of Directors of the Corporation determines are strategic to the future success of the Corporation, (3) upon the issuance of Common Stock, Options or Convertible Securities in transactions where the Corporation is acquiring all or substantially all of a third-parties' assets or voting securities in a transaction that would constitute a change of control for such third party, (4) upon conversion of the Series F Preferred Stock or upon exercise of the Warrants (as defined in the Securities Purchaser Agreement dated as of March 30, 2001, by and among the Corporation and the purchasers of Series F Preferred Stock named therein (the "SECURITIES PURCHASE AGREEMENT")), or (5) upon the exercise or conversion of Options, Convertible Securities, warrants or other securities or instruments convertible into Common Stock granted prior to March 30, 2001.

                           (v) No adjustment in the Conversion Price shall be required unless such adjustment would require a decrease of at least one-tenth of a cent ($.001) per share in such price (and no adjustment shall increase the Conversion Price except in the case of reverse stock splits or other transactions involving a combination of shares of Common Stock); provided, that any adjustments which by reason of this Section

                  6(e)(v) are not required to be made shall be carried forward and then taken into account in any subsequent adjustment; provided, further, that adjustment in the Conversion Price shall be required and made in accordance with the provisions of this Certificate of Amendment, other than this Section 6(e)(v), not later than such time as may be required in order to preserve the tax-free nature of a distribution (within the meaning of Section 305 of the United States Internal Revenue Code of 1986, as amended) to the holders of Series F Preferred Stock and/or Common Stock.

                           (vi) Anything in this Section 6 to the contrary notwithstanding, the Corporation shall be entitled (but shall not be required) to make such reductions in the Conversion Price, in addition to those required by this Section 6, as the Corporation, in its discretion, shall determine in good faith to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its stockholders shall not be taxable.

                  (f) In case of any capital reorganization or of any reclassification of the Common Stock of the Corporation other than as provided in Section 6(e), or in case of the consolidation of the Corporation with, or the merger of the Corporation into, any other entity, the Series F Preferred Stock, if any shares thereof remain outstanding, shall after such capital reorganization, reclassification of Common Stock, consolidation, or merger be convertible into the number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder of Common Stock issuable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, or merger) upon exercise of the conversion privilege of the Series F Preferred Stock would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, or merger had the conversion privilege of the Series F Preferred Stock been exercised immediately prior thereto; and in any case, if necessary, the provisions set forth in this Section 6 regarding the rights and interest thereafter of the holders of Series F Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the conversion privilege of the Series F Preferred Stock as provided in this Section 6(f). Notwithstanding the foregoing, the provisions of this Section 6(f) shall not apply with respect to a transaction of the type described in this Section 6 in the event the shares of Series F Preferred have been or subsequently are redeemed pursuant to Section 5(b) as a result of such transaction.

                  (g) If any date shall be fixed by the Corporation as the date as of which holders of Common Stock (i) shall be entitled to receive any dividend or any distribution upon the Common Stock of the Corporation, (ii) shall be offered any subscription or other rights, or
         (iii) shall be entitled to participate in any capital reorganization, reclassification of Common Stock, consolidation, or merger, described in Section 6(f) above, or in any liquidation, dissolution or winding up of the Corporation, the Corporation shall cause notice thereof

         (specifying such date) to be mailed to the holders of the Series F Preferred Stock, at the address or such holder as appears on the Corporations stock transfer ledger of receiving notice, at least thirty
         (30) days prior to the date of consummation of the transaction described in the notice.

                  (h) The issuance of stock certificates representing shares of Common Stock upon conversion of the Series F Preferred Stock shall be made without charge to the exercising holder of Series F Preferred Stock for any tax for the issuance thereof. The Corporation shall not, however, be required to pay any tax that may be payable on any transfer involved in the issue and delivery of stock in any name other than that of the registered holders of Series F Preferred Stock, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                  (i) The Corporation shall at all times reserve and keep available out of its authorized but unissued stock for the purpose of effecting the conversion of the Series F Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Series F Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Series F Preferred Stock at the Conversion Price then in effect, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for this purpose.

                  (j) The Corporation covenants that all shares of Common Stock that may be issued upon conversion of the Series F Preferred Stock will upon issue be fully paid and nonassessable and free of all taxes, liens and charges for the issue thereof.

                  (k) In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series F Preferred Stock, the Corporation shall compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series F Preferred Stock at the address last provided by such holder as it appears on the Corporation's stock transfer ledger. The certificate shall set forth such adjustment or readjustment showing in detail the facts upon which such adjustment or readjustment is based including a statement of:

                           (i) The adjusted or readjusted Conversion Price for the Series F Preferred Stock; and

                           (ii) The number of additional shares of Common Stock and the type and amount, if any, of other property which would be received upon conversion of the adjusted or readjusted Conversion Price for the Series F Preferred Stock.

                  (l) Except with the consent of the holders of a majority of the then outstanding shares of Series F Preferred Stock, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of all or substantially all of its assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but the Corporation will at all times and in good faith assist in the carrying out of all of the provisions of this Section 6.

                  Section 7. Voting. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series F Preferred Stock shall be entitled to vote on all matters as shall be submitted to a vote of the holders of the Common Stock and shall be entitled to such number of votes as is equal to the largest number of full shares of Common Stock determined by dividing the Original Price by $1.1094 (subject to adjustment upon any stock split, stock dividend, reverse stock split, reclassification, or consolidation of or on the Common Stock). Except as required by law or otherwise expressly provided herein, shares of Series F Preferred Stock and shares of Common Stock and shares of all other classes or series of stock entitled to vote with the Common Stock shall be voted together as a single class and not as separate classes.

                  Section 8. Restrictions and Limitations. (a) Except as otherwise required by law, so long as at least 50% of the shares of the Series F Preferred Stock that were ever outstanding at any one time remain outstanding (as adjusted for any combinations, consolidations, recapitalizations, stock splits, stock dividends and the like), the vote or written consent by the holders of at least a majority of the outstanding shares of such Series F Preferred Stock, voting or consenting as a separate class, shall be required for the Corporation to:

                           (i) notwithstanding the provisions of Section VIII of Part B of Article FOURTH of this Certificate of Incorporation, authorize or issue any other class or series of Preferred Stock ranking senior to or pari passu with the Series F Preferred Stock as to the priority of payment of amounts distributable upon dissolution, liquidation or winding up of the Corporation, or increase the number of authorized shares of Series F Preferred Stock. Nothing herein shall prevent the Corporation from (A) authorizing or issuing a new or existing series of Preferred Stock that ranks junior to the Series F Preferred Stock as to the priority of payment of amounts distributable upon dissolution, liquidation or winding up of the Corporation or (B) from issuing shares of Series F Preferred Stock and warrants to purchase Series F Preferred Stock pursuant to the Securities Purchase Agreement; or

                           (ii) pay or declare any dividend or distribution on any shares of Common Stock or of any security ranking junior to the Series F Preferred Stock as to payment of dividends other than a distribution or other payment made upon dissolution, liquidation or winding up of the Corporation in accordance with the provisions of Section 4 hereof and other than dividends payable solely in shares of Common Stock or in shares of the capital stock of PartnerCommunity (or its successors); or

                           (iii) reclassify any Common Stock or other class or series of capital stock of the Corporation into shares having any preference or priority, or ranking senior to or pari passu with the Series F Preferred Stock, as to the payment of amounts distributable upon dissolution, liquidation or winding up of the Corporation; or

                           (iv) amend or repeal (by merger, consolidation or otherwise) any provision of, or add any provision to, the Corporation's Certificate of Incorporation, including this Certificate of Amendment, other than changes which do not amend, alter or repeal the preferences, special rights or other powers of the Series F Preferred Stock so as to adversely affect the Series F Preferred Stock.

                  (b) The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation."

         FOURTH: The Certificate of Incorporation is hereby amended by adding a new Section VIII of Part B of Article FOURTH as follows:

         "VIII.   PREFERRED STOCK WITHOUT DESIGNATIONS AND PREFERENCES

                  Shares of preferred stock (other than preferred stock comprising the Preferred, as defined herein) may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation hereby is authorized, by resolution or resolutions thereof, to fix or alter the rights, voting powers (if any), preferences, privileges and restrictions granted to or imposed upon each series of preferred stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, powers, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of preferred stock or Common Stock. The Board of Directors also is authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

         FIFTH: That, pursuant to Section 242 of the General Corporation Law of the State of Delaware, the aforesaid amendments to the Certificate of Incorporation was duly adopted by the stockholders of the Corporation at the annual meeting of stockholders held on __________, 2001.

         SIXTH: That this Certificate of Amendment to the Certificate of Incorporation shall become effective upon filing with the Delaware Secretary of State pursuant to Section 103(d) of the General Corporation Law.

                  [SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]


         IN WITNESS WHEREOF, Daleen Technologies, Inc. has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by James Daleen, its Chairman and Chief Executive Officer, and attested by Stephen
M. Wagman, its Secretary, on _________, 2001.

                                    DALEEN TECHNOLOGIES, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                   APPENDIX C


                                FORM OF WARRANT


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND SUCH LAWS.

                                                               ___________, 2001

                     --------------------------------------

                           DALEEN TECHNOLOGIES, INC.
              SERIES F CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

                     --------------------------------------

                  THIS SERIES F CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT (this "WARRANT") certifies that, for good and valuable consideration, DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), grants to ___________________________ (the "WARRANTHOLDER"), the right to subscribe for and purchase from the Company, during the Exercise Period (as hereinafter defined), ___________________ __________ (______) duly authorized, validly issued, fully paid and nonassessable shares (the "WARRANT SHARES"), par value $.01 per share, of Series F Convertible Preferred Stock of the Company (the "SERIES F PREFERRED STOCK"), at the exercise price per share of $166.41 (subject to adjustment as set forth below, the "EXERCISE PRICE"), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Paragraph 11 below.

         Notwithstanding anything contained herein to the contrary, if the Series F Preferred Stock is automatically converted into Common Stock of the Company, par value $.01 per share ("COMMON STOCK"), pursuant to Paragraph 6 of the Certificate of Designation of the Series F Convertible Preferred Stock establishing the Series F Preferred Stock, then this Warrant shall be exercisable for such number of shares of Common Stock deliverable upon the conversion of the Series F Preferred Stock issuable upon exercise of this Warrant immediately prior to such automatic conversion, at an exercise price per share of Common Stock equal to the Exercise Price immediately prior to such conversion divided by the total number of shares of Common Stock then issuable upon conversion of a single share of Series F Preferred Stock and thereafter all references in this Warrant to "Warrant Shares" and "Series F Preferred Stock" shall mean such shares of Common Stock.


                  1. Warrant. This Warrant is issued pursuant to, and in accordance with, the Securities Purchase Agreement by and among the Company, the Warrantholder and certain other investors in the Company, dated as of March 30, 2001 (the "PURCHASE AGREEMENT"), and is subject to the terms thereof.

                  2.       Exercise of Warrant; Payment of Taxes.

                           2.1      Exercise of Warrant. Subject to the terms
and conditions set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Warrantholder of any assignee or transferee of this Warrant pursuant to, and in compliance with Paragraph 3 herein, during the Exercise Period by:

                                    (a)      the surrender of this Warrant to
the Company, with a duly executed Exercise Form, and

                                    (b)      the delivery of payment to the
Company, for the account of the Company, by cash, wire transfer of immediately available funds, certified or official bank check or any other means approved by the Company, of the aggregate Exercise Price in lawful money of the United States of America. The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (the "EXERCISE DATE").

                           2.2      Conversion Option.

                                    (a)      In lieu of the payment of the
aggregate Exercise Price, the Warrantholder at its sole discretion may have the Company convert this Warrant, in whole or in part, into shares of Series F Preferred Stock (the "CONVERSION OPTION") as provided for in this Paragraph 2.2. Upon exercise of the Conversion Option, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price in accordance with Paragraph 2.1(b)) that number of Warrant Shares computed using the following formula:

                                   X =       Y(A-B)
                                             ------
                                               A

                  Where:

                  X = the number of Warrant Shares to be issued to the Warrantholder;
                  Y = the number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being converted, the portion of the Warrant being converted;
                  A = the current market value per share of the Series F Preferred Stock (at the date of such conversion); and
                  B = the Exercise Price (as adjusted to the date of such calculation).

                  For purposes of the calculation above, the "CURRENT MARKET VALUE PER SHARE OF SERIES F PREFERRED STOCK" shall be the product of
         (A) the number of shares of Common Stock issuable upon conversion of one share of Series F Preferred Stock, times (B) the Market Price of the Common Stock on the Exercise Date of the Conversion Option or if the Exercise Date is not a Business Day, on the next succeeding Business Day. For the purpose of this Paragraph 2.2(a), the "Market Price" per share of Common Stock on any date (the "MARKET PRICE") shall be deemed to be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or The Nasdaq Stock Market (including The Nasdaq National Market and The Nasdaq SmallCap Market, as the case may be), if the Common Stock is then listed or admitted to trading on any national securities exchange or in such market system. The closing price shall be the last reported sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked price, as reported by said exchange or market system. If the Common Stock is not then so listed on a national securities exchange or in such market system, the Market Price shall be deemed to be the mean between the representative closing bid and asked prices of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not then quoted by NASDAQ, the Market Price shall be determined in good faith by the Board of Directors of the Corporation.


                                    (b)     The Conversion Option may be
exercised by the Warrantholder at its sole discretion on any Business Day prior to the end of the Exercise Period by surrender of this Warrant to the Company, with a duly executed Exercise Form with the conversion section completed, exercising the Conversion Option and specifying the total number of shares of Series F Preferred Stock that the Warrantholder will be issued pursuant to such conversion.

                           2.3      Warrant Shares Certificate.  A stock
certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and, unless the Conversion Option is exercised, the payment by the Warrantholder of the aggregate Exercise Price. If this Warrant is exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.

                           2.4      Payment of Taxes. The Company will pay all
documentary stamp or other issuance taxes, if any, attributable to the original issuance of Warrant Shares upon the exercise of this Warrant; except that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or Warrant certificates or Warrant Shares in a name other than that of the then existing Warrantholder as reflected upon the books of the Company.

                  3.       Transfer of Warrants; Compliance with Securities
Laws.

                           (a)      The Company shall maintain a register (the
"WARRANT REGISTER") containing the names and addresses of the Warrantholder or Warrantholders. Any Warrantholder of this Warrant or any portion hereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Warrantholder may be delivered or given by mail to such

Warrantholder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register, the Company may treat the Warrantholder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                           (b)      This Warrant may not be transferred or
assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Warrantholder executing the assignment form (the "ASSIGNMENT FORM") attached hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                           (c)      On surrender of this Warrant for exchange,
properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers contained in this Paragraph 3, the Company shall issue to or on the order of the Warrantholder a new warrant or warrants with the same terms and conditions, in the name of the Warrantholder and/or as the Warrantholder (on payment by the Warrantholder of any applicable transfer and stamp taxes) may direct, for the aggregate number of Warrant Shares issuable upon exercise thereof.

                  4. Reservation and Registration of Shares. The Company covenants and agrees as follows:

                                    (a)     All Warrant Shares that are issued
upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, not subject to any preemptive rights, and be free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue and other than any liens, security interests, and other encumbrances not created by the Company or its subsidiaries.

                                    (b)     The Company shall at all times have
authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Series F Preferred Stock and Common Stock to provide for the exercise of the rights represented by this Warrant and the Warrant Shares.

         5. Adjustment to Exercise Price and Warrant Share Number. The Exercise Price and the number of Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:

                           5.1      Dividend, Subdivision, Combination or
Reclassification of Common Stock. If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof,
(w) make a dividend or distribution on the outstanding shares of Series F Preferred Stock payable in Capital Stock, (x) subdivide the outstanding shares of Series F Preferred Stock into a larger number of shares, (y) combine the outstanding shares of

Series F Preferred Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Series F Preferred Stock (other than any such event for which an adjustment is made pursuant to another clause of this Paragraph 5), then, and in each such case,of (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the "WARRANT SHARE NUMBER") immediately prior to such event shall be adjusted so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Series F Preferred Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Share Number immediately prior to such adjustment, and the denominator of which shall be the Warrant Share Number immediately thereafter. An adjustment made pursuant to this Paragraph 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Series F Preferred Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                           5.2      Other Changes.  If the Company at any time
or from time to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Series F Preferred Stock similar to or having an effect similar to any of the actions described in any of Paragraphs 5.1 or 5.6 herein (but not including any action described in any such Paragraph) then, and in each such case, the Exercise Price and Warrant Share Number shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder).

                           5.3      No Adjustment; Par Value Minimum.
Notwithstanding anything herein to the contrary, no adjustment under this Paragraph 5 need be made to the Exercise Price or Warrant Share Number if the Company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding any other provision of this Warrant, the Exercise Price shall not be adjusted below the par value of a share of Series F Preferred Stock.

                           5.4      Abandonment.  If the Company shall take a
record of the holders of shares of its Series F Preferred Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price or Warrant Share Number shall be required by reason of the taking of such record.

                           5.5      Certificate as to Adjustments. Upon any
adjustment in the Exercise Price or Warrant Share Number, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and Warrant Share Number then in effect following such adjustment.

                           5.6      Reorganization, Reclassification, Merger or
Sale Transaction. In case of any capital reorganization, reclassification, Sale Transaction, mandatory share exchange (other than a Sale Transaction or a mandatory share exchange in which the Company is the surviving corporation and in which the Series F Preferred Stock is not exchanged or converted ) of the Company (each, a "TRANSACTION") at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall execute and deliver to the Warrantholder at least ten (10) Business Days prior to effecting such Transaction a certificate and, if following a Transaction, the Warrant shall be exercisable for securities of any Person other than the Company, such Person shall, no later than simultaneously with the closing of the Transaction, issue a certificate, stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Series F Preferred Stock into which this Warrant could have been exercised immediately prior to such Transaction, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Such certificates shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this Paragraph 5.6 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

                           5.7      Notices.  In case at any time or from time
to time:

                                    (a)     the Company shall pay a dividend
(or other distribution) on its shares of Series F Preferred Stock, shares of any other series of Preferred Stock or shares of Common Stock, or

                                    (b)     the Company shall authorize the
granting to the holders of shares of its Series F Preferred Stocks shares of any existing series of Preferred Stock or shares of Common Stock, rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants, then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) Business Days prior to the applicable date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Series F Preferred Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined. Notwithstanding the foregoing, in the case of any event to which Paragraph 5.6 is applicable, the Company shall also deliver the certificate described in such Paragraph 5.6 to the Warrantholder at least ten (10) Business Days prior to effecting such reorganization or reclassification as aforesaid.

                  6. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder under this Warrant.

                  7. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor; provided, however, in the event of the loss, theft or destruction of this Warrant, or the mutilation of this Warrant if the Warrantholder shall not have delivered such mutilated Warrant to the Company, the Company may require that the Warrantholder provide a bond or written indemnification in favor of the Company with respect to any claims, expenses or losses the Company may incur in connection with such lost, stolen, destroyed or mutilated Warrant.

                  8. Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant, together with proper written notice, for transfer.

                  9. Amendments. Any provision of this Warrant may be amended and the observance thereof waived with the written consent of the Company and the Warrantholder or by the written consent of the Company and the Majority Warrantholders.

                  10. Representations and Warranties by the Warrantholder. By accepting this Warrant, the Warrantholder represents and warrants to the Company as follows:

                                    (a)     This Warrant and the Warrant Shares
issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment for the Warrantholder's own account and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption from the Securities Act.

                                    (b)     The Warrantholder understands and
acknowledges (i) that the Warrant Shares issuable upon exercise of the Warrantholder's rights contained herein are not registered under the Securities Act or qualified under applicable state securities laws because the issuance contemplated by this Warrant will be exempt from the registration and qualification requirements thereof, and (ii) that the Company's reliance on such exemptions is predicated on the accuracy of the representations set forth in this Paragraph 10.

                                    (c)     The Warrantholder has such knowledge
and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment. The Warrantholder is a "qualified institutional buyer" as such term is defined in Rule 144A(a)(1) promulgated under the Securities Act.

                                    (d)     The Warrantholder understands that
if the Company's Common Stock ceases to be registered with the Securities and Exchange Commission pursuant to Paragraph 12 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), or if the Company ceases to file the reports required under the Exchange Act, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to resell (i) this Warrant or (ii) the Warrant Shares issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Warrantholder is aware of the provisions of Rule 144 promulgated under the Securities Act.

                                    (e)      The Warrantholder will not offer,
sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

                                    (f)      Upon exercise of this Warrant, the
Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                                    (g)      The Warrantholder understands that
this Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form set forth on the first page hereof.

                  11. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

                  "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

                  "COMPANY" has the meaning set forth in the first paragraph of this Warrant.


                  "EXERCISE DATE" has the meaning set forth in Paragraph 2.1(b) of this Warrant.

                  "EXERCISE FORM" means an Exercise Form in the form annexed hereto as Exhibit A.

                  "EXERCISE PERIOD" means the period from the date hereof to 5:00 p.m., Eastern time, on the fifth (5th) anniversary of the date hereof.

                  "EXERCISE PRICE" has the meaning set forth in the first paragraph of this Warrant.

                  "MAJORITY WARRANTHOLDERS" means the holders of a majority of Warrant Shares issuable upon exercise of all of the warrants issued, or to be issued at the Escrow Closing, pursuant to the Purchase Agreement assuming the exercise of all such warrants.

                  "MARKET PRICE" has the meaning set forth in Paragraph 2.2(a) of this Warrant.

                  "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

                  "PURCHASE AGREEMENT" has the meaning set forth in Paragraph 1 of this Warrant.

                  "SALE TRANSACTION" shall mean (a) (i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or
(iii), the stockholders of the Company prior to such merger, consolidation, tender offer or other business combination do not retain at least 50% of the voting power of the surviving Person or (b) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least 50% of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

                  "TRANSACTION" has the meaning set forth in Paragraph 5.6 of this Warrant.

                  "WARRANT SHARE NUMBER" has the meaning set forth in Paragraph
5.1 of this Warrant.

                  "WARRANT SHARES" has the meaning set forth in the first paragraph of this Warrant.

                  "WARRANTHOLDER" has the meaning set forth in the first paragraph of this Warrant.

                  12.      Miscellaneous

                           12.1     Entire Agreement.  This Warrant, the
Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement dated March 30, 2001, between the Company and certain other investors in the Company constitute the entire agreement between the Company and the Warrantholder with respect to the Warrant and supersedes all prior agreements and understanding with respects to the subject matter of this Warrant.

                           12.2     Binding Effect; Benefits.  This Warrant
shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                           12.3     Headings.  The headings in this Warrant are
for convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

                           12.4     Notices.  All notices, demands and other
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (a)      if to the Company:

                                    Daleen Technologies, Inc.
                                    1750 Clint Moore Road
                                    Boca Raton, Florida 33487
                                    Telecopy:     (561) 999-8080
                                    Attention:    Chief Financial Officer

                                    with a copy to:

                                    Morris, Manning & Martin, L.L.P.
                                    1600 Atlanta Financial Center
                                    3343 Peachtree Road, N.E.
                                    Atlanta, Georgia 30326
                                    Telecopy:     (404) 365-9532
                                    Attention:    David M. Calhoun, Esq.

                                    (b)     if to the Warrantholder to the name
and address set forth in the Warrant Register;

                                    with a copy to:

                                    [Counsel to Warrant holder]

                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------

                                    Telecopy:     _____________________
                                    Attention:    _____________________

                                    and a copy to:

                                    O'Melveny & Myers LLP
                                    Embarcadero Center West
                                    275 Battery Street, 26th Floor
                                    San Francisco, California 94111
                                    Telecopy:    (415) 984-8701
                                    Attention:    Peter T. Healy, Esq.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at the address set forth above, and (ii) to the Company at the address set forth above, or, if sent by facsimile to the numbers set forth above, when receipt of such facsimile is verbally (but not mechanically) acknowledged by the recipient thereof. Any party may by notice given in accordance with this Paragraph 12.4 designate another address or Person for receipt of notices hereunder.

                           12.5     Severability.  Any term or provision of this
Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                           12.6     GOVERNING LAW.  THIS WARRANT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                           12.7     No Rights or Liabilities as Stockholder.
Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.


                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the Company and the Warrantholder have caused this Warrant to be executed this _______ day of _________________, 2001.

                                            DALEEN TECHNOLOGIES, INC.


                                            By:
                                                -------------------------------
                                            Name:
                                            Title:



                                            WARRANTHOLDER




                                            By:
                                                -------------------------------
                                            Name:
                                            Title:

                                                                 FORM OF WARRANT


                                    EXHIBIT A


                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase [_______] shares of Series F Preferred Stock and [HEREWITH TENDERS PAYMENT FOR SUCH SHARES TO THE ORDER OF THE COMPANY IN THE AMOUNT OF $____________] [HEREBY EXERCISES ITS CONVERSION OPTION] in accordance with the terms of this Warrant. The undersigned requests that a certificate for such [WARRANT SHARES] [NUMBER OF WARRANT SHARES TO WHICH THE UNDERSIGNED IS ENTITLED CALCULATED PURSUANT TO PARAGRAPH 2.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

                  The undersigned represents that the representations and warranties set forth in Paragraph 10 of the Warrant are true and correct as to the Warrantholders as of the date hereof.

Dated:


                           Name
                                    --------------------------------------------
                                    (Print)

                           Signature:
                                     -------------------------------------------

                           Title:
                                    --------------------------------------------


                                    --------------------------------------------
                                    (Street Address)


                                    --------------------------------------------
                                    (City)            (State)        (Zip Code)

                                   APPENDIX D

                                ESCROW AGREEMENT

         This ESCROW AGREEMENT, dated as of March 30, 2001 ("ESCROW AGREEMENT") is by and between DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"); SunTrust Bank, a Georgia banking corporation, as Escrow Agent hereunder ("ESCROW AGENT"); and the purchasers named on Exhibit A hereto (the "ESCROW PURCHASERS").

                                   BACKGROUND

         A. The Company is offering for sale (i) an aggregate of 247,882 shares (the "SHARES") of its Series F Convertible Preferred Stock, $.01 par value per share (the "SERIES F PREFERRED"), and (ii) warrants (collectively, the "WARRANTS") to purchase an aggregate of 99,153 additional shares of Series F Preferred at an exercise price of $166.41 per share (the "WARRANT SHARES"), pursuant to the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of March 30, 2001, by and among the Company and the purchasers identified in Exhibit A attached thereto.

         B. In accordance with the Purchase Agreement, the Escrow Purchasers will be required to submit full payment for their respective investments at the time they enter into the Purchase Agreement.

         C. Pursuant to the MarketPlace Rules of the Nasdaq National Market (the "NNM"), and the Delaware General Corporation Law, the Company is required to obtain stockholder approval for the issuance and sale of Series F Preferred and Warrants (i) to the extent such shares of Series F Preferred and Warrant Shares are convertible into a number of shares of Common Stock equal to 20% or more of the outstanding shares of Common Stock on the date hereof, (ii) to certain affiliates of the Company and (iii) to the extent that the issuance and sale of the Series F Preferred and Warrants constitute a change of control under the MarketPlace Rules. Additionally, the Company will be required to amend its Certificate of Incorporation to authorize, create and designate the Series F Preferred and to increase the total number of shares of stock and the total number of shares of Common Stock authorized to be issued in order to have a sufficient number of shares of authorized Common Stock for issuance upon conversion of all of the Series F Preferred. Pursuant to the Delaware General Corporation law, the amendment to the Certificate of Incorporation to authorize, create and designate the Series F Preferred and to increase the number of authorized shares requires the approval of the stockholders of the Company (such stockholder approval, together with the stockholder approval required by the MarketPlace Rules of The Nasdaq National Market, hereinafter are referred to collectively as the "REQUISITE STOCKHOLDER APPROVAL"). As a result, the Company and those Escrow Purchasers identified on Exhibit A hereto have agreed to the terms of the Purchase Agreement pursuant to which all of the Escrow Purchase Price (as hereinafter defined) payable by such Escrow Purchasers and certificates representing the Series F Shares and warrants shall be placed in escrow pending the Company's receipt of the Requisite Stockholder Approval.

         D. In order to establish the escrow of funds, the parties hereto have entered into this Escrow Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. DEFINITIONS. The following terms shall have the following meanings when used herein:

         "CLOSING DATE" shall be March 30, 2001.

         "ESCROW CERTIFICATES" shall have the meaning set forth in Section 3(b) hereof.

         "ESCROW FUNDS" shall mean the entirety of the Escrow Purchase Price deposited with the Escrow Agent pursuant to this Escrow Agreement by the Escrow Purchasers, together with any interest and other income thereon.

         "ESCROW PURCHASE PRICE" shall mean the funds in the respective amounts set forth opposite each Escrow Purchaser's name under the column "ESCROW PURCHASE PRICE" on Exhibit A hereto.

         "ESCROW PURCHASER" or "ESCROW PURCHASERS" shall have the meaning set forth in the first paragraph of this Escrow Agreement.

         "ESCROW WARRANTS" shall have the meaning set forth in Section 3 hereof.

         "EXPIRATION DATE" shall mean July 30, 2001, or such later date as shall be agreed to in writing by the Company and the Escrow Purchasers.

         "MAJORITY OF ESCROW PURCHASERS" shall mean the Escrow Purchasers that have deposited a majority of the Escrow Funds in the escrow.

         "PRO RATA BASIS" with respect to the allocation among Escrow Purchasers of interest and other earnings held in the Escrow Funds which derive solely from the Escrow Funds, shall mean, for each Escrow Purchaser, the Escrow Purchaser's Escrow Purchase Price multiplied by the number of days the Purchase Price of such Escrow Purchaser was held in interest-bearing investments pursuant to
Section 5 hereof, multiplied by the average yield earned on the Escrow Funds during such period of days.

         "REQUISITE STOCKHOLDER APPROVAL" shall have the meaning set forth in the section of this Escrow Agreement titled "Background".

2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT. The Company and the Escrow Purchasers hereby appoint Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

3.       DEPOSITS INTO ESCROW.

                  a. Deposit of Escrow Funds. On the Closing Date, each Escrow Purchaser shall deposit with the Escrow Agent in the following account the full amount of the Escrow Purchase Price set forth opposite such Escrow Purchaser's name on Exhibit A hereto:

                          SunTrust Bank
                          Corporate Trust Department
                          Center #008
                          A/C #9088000008
                          ABA #  061000104
                          ATTN:  Rebecca Fischer
                          Re:  Daleen Technologies, Inc. - Escrow Account.

Such Escrow Purchase Price shall be paid in United States dollars in immediately available funds by wire transfer to such account.

         The Escrow Purchase Price deposited by each Escrow Purchaser shall be accompanied by the following documents:

                  (1) a report containing such Escrow Purchaser's name, taxpayer identification number, address and other information required for withholding purposes; and

                  (2) a copy of the Purchase Agreement and this Escrow Agreement, in each case signed by such Escrow Purchaser as delivered to the Company.

         ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE ESCROW PURCHASERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST THE COMPANY UNTIL RELEASED TO THE COMPANY IN ACCORDANCE WITH SECTION 4(a) HEREOF.

                  b. Deposit of Escrow Certificates. On the Closing Date, the Company shall deposit with the Escrow Agent (x) undated certificates in the name of each Escrow Purchaser (collectively, the "ESCROW CERTIFICATES") representing the number of Shares that will, upon receipt of the Requisite Stockholder Approval, be issued to each Escrow Purchaser as set forth opposite each such Escrow Purchasers name on Exhibit A hereto and (y) undated warrants (the "ESCROW WARRANTS") representing the number of Warrant Shares that will, upon receipt of the Requisite Stockholder Approval, be issued to each Escrow Purchaser. The Escrow Certificates and Escrow Warrants shall be held and distributed by the Escrow Agent, in accordance with the terms and conditions of this Escrow Agreement. The parties hereto acknowledge and agree that the Shares to be represented by the Escrow Certificates and the Escrow Warrants shall not be issued, or be deemed to have been issued, by the Company until receipt of the Requisite Stockholder Approval and the disbursement of the Escrow Funds to the Company pursuant to Section 4 hereof.

                  c. On the Closing Date, and in connection with the deposit of Escrow Certificates and Escrow Warrants as set forth in Section 3(b) hereof, the Company shall deliver to the Escrow Agent, irrevocable instructions set forth in Exhibit B attached hereto (the "IRREVOCABLE INSTRUCTIONS") which instruct the Transfer Agent, upon the receipt thereof, without any further instruction or direction from the Company, to date and deliver final definitive Escrow Certificates and Escrow Warrants pursuant to the provisions of Section 4(a) hereof.

                  d. Upon receipt, Escrow Agent shall hold the (i) Escrow Funds, (ii) Escrow Certificates, (iii) Escrow Warrants, and (iv) the Irrevocable Instructions until disbursed in accordance with Section 4 hereof.

4.       DISBURSEMENT OF ESCROW FUNDS.

                  a. Disbursement Upon Receipt of Requisite Stockholder Approval. Subject to the provisions of Section 10 hereof, Escrow Agent shall pay to the Company the liquidated value of the Escrow Funds, less the Placement Agent Fee (as defined below), by wire transfer to the Company's account set forth on Exhibit C hereto (or such other account as the Company shall give written notice), no later than two (2) business days following receipt by the Escrow Agent of a certificate signed by an officer of the Company (the "NOTICE OF DISBURSEMENT") certifying that the Company has obtained Requisite Stockholder Approval on or before the Expiration Date. Simultaneously therewith, the Escrow Agent shall pay to Robertson Stephens, Inc. (the "PLACEMENT AGENT") $1,218,750 (the "PLACEMENT AGENT FEE") from the Escrow Funds by wire transfer to the Placement Agent's account set forth on Exhibit F hereto (or such other account as the Company shall give written notice). No later than the business day following the Company's delivery of the Notice of Disbursement to the Escrow Agent, the Company shall deliver by overnight courier or facsimile transmission to each Escrow Purchaser a copy of the Notice of Disbursement.

         Simultaneously with wiring to the Company Escrow Funds, less the Placement Agent Fee, pursuant to this Section 4(a), Escrow Agent shall (x) deliver to the Transfer Agent (i) the Escrow Certificates, (ii) the Escrow Warrants, and (iii) Irrevocable Instructions to issue to each Escrow Purchaser the number of Shares represented by each Escrow Purchaser's Escrow Certificate and such Escrow Purchaser's Escrow Warrants in accordance with the Irrevocable Instructions. Thereafter, the Company shall take all action necessary to cause the Transfer Agent to cause the Shares to be issued on the books and records of the Company and to deliver to each Escrow Purchaser the Escrow Certificate in definitive form and dated representing such Escrow Purchaser's Shares as indicated opposite such Escrow Purchaser's name on Exhibit A hereto, duly executed on behalf of the Company and registered in the name of such Escrow Purchaser, and (y) such Escrow Purchaser's Escrow Warrants to purchase the number of Warrant Shares set forth opposite such Escrow Purchaser's name on Exhibit A hereto, duly executed on behalf of the Company and registered in the name of such Escrow Purchaser.

                  b. Expiration of Escrow. (i) Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received a Notice of Disbursement on or before the Expiration Date, Escrow Agent shall, within two
(2) business days after the Expiration Date without further instructions or directions from the Company or the Escrow Purchasers, (x) return to each Escrow Purchaser, by wire transfer of immediately available funds to such Escrow Purchaser's Account set forth on Exhibit D hereto, the Escrow Purchase Price deposited with the Escrow Agent by such Escrow Purchaser and such Escrow Purchaser's share of income, if any, earned on the Escrow Funds, each such share of income to be calculated on a Pro Rata Basis and (y) return to the Company the Escrow Certificates and Escrow Warrants.

                  (ii) In the event that prior to the Expiration Date, the Company holds a stockholders meeting at which a stockholder vote is actually taken on the proposal or proposals to approve the Transaction Documents and the transactions contemplated thereby and the Company does not obtain the Requisite Stockholder Approval (the "STOCKHOLDER DISAPPROVAL"), the Company shall, within two (2) business days after the Stockholder Disapproval notify each of the Escrow Purchasers and the Escrow Agent of such Stockholder Disapproval (the "DISAPPROVAL NOTICE"). Notwithstanding the foregoing, a stockholder vote on the Transaction Documents and the transactions contemplated thereby shall not be deemed to be a Stockholder Disapproval unless and until such vote is final and the Company is not legally able to adjourn or otherwise postpone the stockholder meeting for the purpose of reconsidering or revoting on such proposal. Additionally, there shall be no Stockholder Disapproval if the Company adjourns or postpones a stockholders meeting for any reason prior to the stockholders vote on a proposal to approve the Transaction Documents and the transactions contemplated thereby, or if there is otherwise not a full and final vote by the stockholders on the Proposal that results in a Stockholder Disapproval. The Escrow Agent shall, within two (2) business days after receipt of a Disapproval Notice, without further instructions or directions from the Company or the Escrow Purchasers, (x) return to each Escrow Purchaser, by wire transfer of immediately available funds to such Escrow Purchaser's Account set forth on Exhibit D hereto, the Escrow Purchase Price deposited with the Escrow Agent by such Escrow Purchaser and such Escrow Purchaser's share of income, if any, earned on the Escrow Funds, each such share of income to be calculated on a Pro Rata Basis and (y) return to the Company the Escrow Certificates and Escrow Warrants.

5. INVESTMENT OF FUNDS. Escrow Agent shall invest the Escrow Funds in a separate and distinct STI Classic U.S. Treasury Securities Money Market Fund deposit account bearing interest at a rate customary for like accounts offered by the Escrow Agent.

         Escrow Agent shall in no event be liable in connection with its investment or reinvestment of the Escrow Funds held by it hereunder in good faith, in accordance with the terms hereof, including, but not limited to, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Funds, or any loss of interest incident to any such delays.

6. SUSPENSION OF PERFORMANCE OR DISBURSEMENT INTO COURT. If, at any time, there shall exist any dispute between the Company, Escrow Agent, any Escrow Purchaser or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Company and a Majority of the Escrow Purchasers has not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  a. suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided, however, that Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 5 hereof; and/or

                  b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Georgia for instructions with respect to such dispute or uncertainty, and pay into such court all funds held by it in the Escrow Funds for holding and disposition in accordance with the instructions of such court.

                  Escrow Agent shall have no liability to the Company, any Escrow Purchaser or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

7. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time, for any reason, by giving thirty (30) days' prior written notice to the Company and the Escrow Purchasers or may be removed, with or without cause, by either the Company or a Majority of the Escrow Purchasers, at any time by the giving of thirty (30) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided below. Upon any such notice of resignation, or removal, the Company and the Majority of the Escrow Purchasers shall appoint a successor Escrow Agent hereunder, which shall be a company bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. Upon removal or resignation, Escrow Agent shall deliver all Escrow Funds, Escrow Certificates and Escrow Warrants in its possession under this Escrow Agreement to any successor Escrow Agent appointed by the Company and a Majority of the Escrow Purchasers or, if no successor Escrow Agent has been appointed upon the effective date of such resignation, to any court of competent jurisdiction. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement, except that such resignation shall not prevent Escrow Agent from receiving its compensation earned prior thereto subject to Section 10 hereof.

8.       LIABILITY OF ESCROW AGENT.

                  a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds, the Escrow Certificates and the Escrow Warrants except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. Escrow Agent shall not be obligated to take any legal action or commence any proceedings in connection with the Escrow Funds or any account in which Escrow Funds are deposited or this Escrow Agreement or to appear in, prosecute or defend any such legal action or proceeding which would or might involve Escrow Agent in any cost, expense, loss or liability unless indemnification shall be furnished. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any Purchase Agreement with any Escrow Purchaser or any other agreement between the Company and/or any Escrow Purchaser. Escrow Agent shall not be responsible or liable in any manner for the performance by the Company or any Escrow Purchaser of their respective obligations under any Purchase Agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of the Company or any third party (including any Escrow Purchaser) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in good faith and in accordance with the opinion or instruction of such counsel. The Company shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                  b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by its is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

9. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Escrow Agreement, the Company shall, to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation the Company, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws; or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit, or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of any Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Company shall be required to pay such fees and expenses if (a) the Company agrees to pay such fees and expenses, or (b) the Company shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) the Company is the plaintiff in any such action or proceeding, or (d) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and the Company, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company. The Company shall be liable to pay reasonable fees and expenses of counsel pursuant to the preceding sentence. All such fees and expenses payable by the Company pursuant to the forgoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the Company under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

10. COMPENSATION TO ESCROW AGENT. The Company shall compensate Escrow Agent for its services hereunder in accordance with the fee schedule for the Escrow Agent attached as Exhibit E hereto. The foregoing compensation shall be payable by the Company upon demand by Escrow Agent. The obligations of the Company under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

11. REPRESENTATIONS AND WARRANTIES. (a) The Company makes the following representations and warranties to Escrow Agent.

                  (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                  (ii) This Escrow Agreement has been duly approved by all necessary action of the Company, has been executed by duly authorized officers of the Company, and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

                  (iii) The execution, delivery, and performance by the Company of this Escrow Agreement will not violate, conflict with, or cause a default under the organizational documents of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Company is a party or any of its property is subject.

                  (iv) No party other than the parties hereto and the prospective Escrow Purchasers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                  (v) The Company hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein. The Company further agrees to allow Escrow Agent to review any sales literature in which Escrow Agent's name appears and which is used in connection with this offering.

                  (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

         (b) Each Escrow Purchaser, severally and not jointly, makes the following representations and warranties to Escrow Agent.

                  (i) The Escrow Purchaser is duly organized, validly existing, and in good standing under the laws of the state of its organization and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                  (ii) This Escrow Agreement has been duly approved by all necessary action of the Escrow Purchaser, has been executed by the Escrow Purchaser, and constitutes a valid and binding agreement of the Escrow Purchaser, enforceable in accordance with its terms.

                  (iii) The execution, delivery, and performance by the Escrow Purchaser of this Escrow Agreement will not violate, conflict with, or cause a default under the organizational documents of the Escrow Purchaser, any applicable law or regulation, any court order or administrative ruling or decree to which the Escrow Purchaser is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Escrow Purchaser is a party or any of its property is subject.

                  (iv) The Escrow Purchaser shall not have any lien or security interest in the Escrow Purchase Price or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Purchase Price or any part thereof.

                  (v) The Escrow Purchaser hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or Warrants or has approved, endorsed or passed upon the merits of the investment therein.

12. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after deliver to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

         If to the Company at:
                                    Daleen Technologies, Inc.
                                    1750 Clint Moore Road
                                    Boca Raton, Florida 33487
                                    Telephone Number: (561) 999-8000
                                    Facsimile Number: (561) 981-1134
                                    Attn: Steve Wagman, Chief Financial Officer

         If to the Escrow Agent at:

                                    SunTrust Bank
                                    25 Park Place
                                    24th Floor
                                    Atlanta, Georgia  30303-2900
                                    Attn:  Rebecca Fischer
                                    Telephone Number:  (404) 588-7262
                                    Facsimile Number:  (404) 588-7333

or to such other address as each party may designate for itself by like notice. A party shall not be charged with knowledge of any fact, including but not limited to performance or non-performance of any condition, unless such party has actually received notice thereof in accordance with this section.

13       AMENDMENT OR WAIVER. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Company, the Escrow Purchasers and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

14       SEVERABILITY. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

15. GOVERNING LAW. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

16. ENTIRE AGREEMENT. This Escrow Agreement constitutes the entire agreement between the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto.

17. BINDING EFFECT. All of the terms of this Escrow Agreement as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Company and Escrow Agent.

18. EXECUTION IN COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

19. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds or deposit of all amounts in the Escrow Funds into court pursuant to Section 6 hereof, this

Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

20.      DEALINGS.

                  a. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Company and become pecuniarily interested in any transaction in which the Company may be interested, and contract and lend money to the Company and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Company or any other entity.

                  b. The Company shall provide Escrow Agent with its Employer Identification Number as assigned by the Internal Revenue Service. Additionally, the Company shall complete and return to Escrow Agent any and all tax forms or reports required to be maintained or obtained by Escrow Agent. In the event that Escrow Funds are returned to Escrow Purchasers pursuant to
Section 4 hereof, Escrow Agent shall, based upon the information available to it, file with the Internal Revenue Service and send to each Escrow Purchaser a Form 1099-INT with respect to contributions of interest to Escrow Purchasers. All interest or other income earned under this Escrow Agreement which is payable to the Company pursuant to Section 4 hereof shall be allocated and paid as directed by the Company and reported to the Internal Revenue Service as having been so allocated and paid.

                  c. The Company's and Escrow Agent's signatures hereto shall signify their consent that a signed copy hereof may be filed with the various regulatory authorities of the State of Georgia and with any Federal Government agencies or regulatory authorities.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

                                   DALEEN TECHNOLOGIES, INC.


                                   By: /s/ James Daleen
                                      ------------------------------------------
                                   Name:   James Daleen
                                   Title:  Chairman and Chief Executive Officer

ATTEST:


/s/ Stephen M. Wagman
------------------------------
Secretary
[CORPORATE SEAL]


                                   SUNTRUST BANK
                                   as Escrow Agent


                                   By: /s/ Rebecca Fischer
                                      ------------------------------------------
                                   Name:   Rebecca Fischer
                                   Title:  Assistant Vice President


                    [PLACEMENT AGENT SIGNATURE ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   PLACEMENT AGENT:

                                   ROBERTSON STEPHENS, INC.


                                   By: /s/ Illegible
                                      ------------------------------------------
                                   Name:
                                   Title:   Managing Director


                [ESCROW PURCHASERS SIGNATURES BEGIN ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   PURCHASERS:

                                   HARBOURVEST PARTNERS VI - DIRECT FUND L.P.

                                   By: HVP VI-DIRECT ASSOCIATES, L.L.C.
                                   Its General Partner

                                   By: HARBOURVEST PARTNERS, LLC
                                   Its General Partner

                                   By: /s/ Ofer Nemirovsky
                                      ------------------------------------------
                                      Ofer Nemirovsky, Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]




                                   SAIC VENTURE CAPITAL CORPORATION


                                   By: /s/ Kevin A. Werner
                                      ------------------------------------------
                                   Name:    Kevin A. Werner
                                   Title:   President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   ROYAL WULFF VENTURES, LLC


                                   By: /s/ Robert E. Cook
                                      ------------------------------------------
                                   Name:    Robert E. Cook
                                   Title:   Managing Member


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   ST. PAUL VENTURE CAPITAL VI, LLC

                                   By: SPVC MANAGEMENT VI, LLC
                                   Its:  Managing Member

                                   By: /s/ Patrick A. Hopf
                                      ------------------------------------------
                                   Name:    Patrick A. Hopf
                                   Title:   Senior Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   ABS VENTURES IV, L.P.

                                   By: CALVERT CAPITAL,  LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager

                                   ABX FUND, L.P.

                                   By: CALVERT CAPITAL II, LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]




                                   HALIFAX FUND, L.P.


                                   By: /s/ Jeffrey Devers
                                      ------------------------------------------
                                   Name:    Jeffrey Devers
                                   Title:   Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]




                                   BAYSTAR CAPITAL, L.P.


                                   By: /s/ Brian Davidson
                                      ------------------------------------------
                                   Name:    Brian Davidson
                                   Title:



                                   BAYSTAR INTERNATIONAL LTD.


                                   By: /s/ Brian Davidson
                                      ------------------------------------------
                                   Name:    Brian Davidson
                                   Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURE PAGE TO DALEEN ESCROW AGREEMENT]



                                   SPECIAL SITUATIONS PRIVATE
                                   EQUITY FUND, L.P.


                                   By: /s/ David Greenhouse
                                      ------------------------------------------
                                   Name:    David Greenhouse
                                   Title:   Managing Director



                                   SPECIAL SITUATIONS CAYMEN FUND, L.P.


                                   By: /s/ David Greenhouse
                                      ------------------------------------------
                                   Name:    David Greenhouse
                                   Title:   Managing Director

                                   APPENDIX E


                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 30, 2001 (the "CLOSING DATE"), is made by and among DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), the undersigned Purchasers (individually a "PURCHASER" and collectively the "PURCHASERS"), and ROBERTSON STEPHENS, INC., a Pennsylvania corporation (the "PLACEMENT AGENT").

                                    RECITALS

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers and the Purchasers have agreed to purchase from the Company (i) an aggregate of 247,882 shares of the Company's Series F Convertible Preferred Stock, par value $.01 per share (the "SERIES F PREFERRED STOCK"), which are convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), in accordance with the terms of the Certificate of Amendment to the Certificate of Incorporation authorizing, creating and designating the Series F Preferred Stock (the "CERTIFICATE OF AMENDMENT") and (ii) warrants to purchase an aggregate of 99,153 additional shares of Series F Preferred Stock (the "WARRANTS" and the shares issuable upon exercise, the "WARRANT SHARES").

         B. In connection with the closing of the transactions contemplated by the Purchase Agreement, and as compensation to the Placement Agent, the Company has agreed to issue to the Placement Agent a warrant to purchase an aggregate of 9,915 shares of Series F Preferred Stock (the "PLACEMENT AGENT WARRANTS" and the shares issuable upon exercise, the "PLACEMENT AGENT WARRANT SHARES").

         C. To induce the Purchasers to execute and deliver the Purchase Agreement, and the Placement Agent to perform its services in connection with the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  a. "EXISTING RIGHTSHOLDER" means any stockholder of the Company with registration rights granted pursuant to the Series A Convertible Preferred Stock and Warrants to Purchase Series B Convertible Preferred Stock Preferred Stock and Warrant Purchase Agreement dated September 12, 1997, by and between the Company and HarbourVest Partners V - Direct Fund L.P. (formerly known as Hancock Venture Partners V - Direct Fund L.P.), the Series D and

Series D-1 Convertible Preferred Stock Preferred Stock Purchase Agreement dated June 18, 1998, by and between the Company and the several purchasers named therein, and/or the Series E Convertible Preferred Stock Preferred Stock Purchase Agreement dated June 30, 1999, by and between the Company and Science Applications International Corporation.

                  b. "INVESTOR" means a Purchaser, the Placement Agent and any transferee or assignee thereof about whom the Purchaser or the Placement Agent provides notice to the Company in accordance with Section 9 herein and to whom a Purchaser or the Placement Agent assigns its rights under this Agreement and who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 9 herein and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 9 herein. Any Person shall no longer be an Investor if such Person no longer holds Registrable Securities, Series F Preferred Stock, Warrants, Warrant Shares, Placement Agent Warrants or Placement Agent Warrant Shares.

                  c. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                  d. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  e. "REGISTRABLE SECURITIES" means (i) the shares of Common Stock issued or issuable upon conversion of the Series F Preferred Stock, the Warrant Shares and the Placement Agent Warrant Shares (such Common Stock is referred to collectively as the "CONVERSION SHARES") and (ii) any shares of capital stock issued or issuable with respect to the Conversion Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Series F Preferred Stock or exercises of Warrants or Placement Agent Warrants. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when (i) the Registration Period (as defined below) is over, (ii) when they are sold pursuant to a Registration Statement, or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                  f. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement and its exhibits, schedules and attachments.

         2.       Registration.

                  a. Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than May 14, 2001 or such later date as the Company and the holders of a majority of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis) shall agree in writing, or in the event the Series F Preferred Stock and Warrants have not been issued at such time, such later date as the Company and the Purchasers of a majority of the shares of Series F Preferred Stock to be purchased pursuant to the Purchase Agreement shall agree in writing (the "FILING DEADLINE"), file with the SEC a Registration Statement or Registration Statements (as necessary) for an offering to be made on a continuous basis pursuant to Rule 415 on Form S-3 covering the resale of the Registrable Securities as provided for in this Section 2a, provided, however, that in the event the SEC, pursuant to its rules, regulations or otherwise, prohibits the Company from filing a Registration Statement prior to the actual issuance of the Series F Preferred Stock, Warrants and Placement Agent Warrants pursuant to the Purchase Agreement, then the Filing Deadline shall be the later of (i) the day following the Escrow Closing or if the SEC is not open for business on such day, on the next day that the SEC is open for business, or (ii) the date the SEC, pursuant to its rules, regulations or otherwise, permits such filing. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2d. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof but in no event later than the date which is one hundred eighty (180) days after the Closing Date or such later date as the Company and the holders of a majority of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis) shall agree in writing (as so extended, the "EFFECTIVENESS DEADLINE"), provided, however, that in the event the Filing Deadline is delayed by the SEC, pursuant to its rules, regulations, or otherwise, as provided in this Section 2a, then the Effectiveness Deadline shall be the date that is the later of (i) one hundred eighty (180) days after the Closing Date or (ii) one hundred (100) days after the Filing Deadline. Notwithstanding any other provision herein, the Company shall have no liability hereunder for its failure to file with the SEC a Registration Statement by the Filing Deadline, or to cause such Registration Statement to be declared effective by the SEC by the Effectiveness Deadline, in the event the failure to file a Registration Statement or to cause the effectiveness of such Registration Statement, on or before such respective dates arises from the action or inaction of any Investor, including any Investor's failure to comply with its obligation pursuant to Section 5 herein (an "INVESTOR DELAY").

                  b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any other shares of Common Stock included in the Registration Statement pursuant to registration rights previously granted to the Existing Rightsholders (solely for purposes of this Section 2b, such shares of Common Stock included in the Registration Statement pursuant to registration rights previously granted to the Existing Rightsholders shall be deemed to be Registrable Securities) and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors and Existing Rightsholders based on the number of Registrable Securities held by each Investor and Existing Rightsholder at the time the Registration Statement covering such initial number of

Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor or Existing Rightsholder sells or otherwise transfers any of such Investor's or Existing Rightsholders' Registrable Securities to another party who becomes an Investor or Existing Rightsholder, as the case may be, each transferee Investor or Existing Rightsholder shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor Investor or Existing Rightsholder. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors and Existing Rightsholders, pro rata based on the number of Registrable Securities then held by such Investors and Existing Rightsholder that are covered by such Registration Statement.

                  c. Legal Counsel. Subject to Section 6 hereof, the Purchasers holding a majority of the Registrable Securities shall have the right to select one legal counsel ("LEGAL COUNSEL") to review and, if applicable, comment on, the Registration Statement and any amendments thereto pursuant to this Section 2. The Company shall reasonably cooperate with Legal Counsel in connection with its review of the Registration Statement.

                  d. Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form that is reasonably acceptable to the holders of a majority of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis) and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  e. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to
Section 2a is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement (solely for purposes of this Section 2e, any shares of Common Stock included in the Registration Statement by any Existing Rightsholder pursuant to registration rights previously granted to such Existing Rightsholder shall be deemed to be Registrable Securities), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover 100% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than forty-five (45) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities covered by such Registration Statement is greater than the number of shares of Common Stock available for resale under such Registration Statement. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Series F Preferred

Stock, the Warrant Shares or the Placement Agent Warrant Shares and such calculation shall assume that the Series F Preferred Stock, the Warrant Shares and the Placement Agent Warrant Shares are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Certificate of Amendment).

                  f. Incidental or "Piggyback" Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company, then the Company shall give written notice of such proposed filing to each of the Investors at least twenty
(20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Investors the opportunity to register the number of Registrable Securities as each such Investor may request, subject in each case to the terms of any existing registration rights agreement(s) (an "INCIDENTAL REGISTRATION"). The Company shall use its reasonable best efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed firm commitment underwritten offering (the "UNDERWRITER") to permit each of the Investors who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 2f involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Investors thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Underwriter, and then only in such quantity as the Underwriter believes will not jeopardize the success of the offering by the Company. If the Underwriter determines that the registration of all or part of the Registrable Securities which the Investors have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Underwriter believes may be sold without causing such adverse effect: first, all of the securities to be offered for the account of the Company; second, securities requested to be included in such offering pursuant to registration rights granted by the Company whose rights are, by their terms, superior to those granted to Investors hereunder; third, to the Registrable Securities to be offered for the account of the Investors pursuant to this Section 2f and any securities requested to be included in such offering pursuant to registration rights granted by the Company whose rights are, by their terms, pari passu to those granted to Investors hereunder, pro rata based on the number of Registrable Securities owned by each such Investor and securities owned by each such other holder or registration rights; and fourth, any other securities requested to be included in such offering. Notwithstanding anything herein to the contrary, no holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to enter into an underwriting agreement in customary form with the Underwriter or Underwriters and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting agreements.

                  g. Liquidated Damages. If, other than as a result of an Investor Delay, a Registration Statement covering all of the Registrable Securities (i) is not filed with the SEC on or prior to the Filing Deadline or
(ii) has not been declared effective by the SEC on or prior to the Effectiveness Deadline (any such event, a "REGISTRATION DEFAULT"), then the Company shall pay each Purchaser liquidated damages in an amount equal to one percent (1.0%) of the aggregate purchase price paid by such Purchaser for the Series F Preferred Stock or Warrants that are convertible or exercisable for the Registrable Securities not included in the Registration Statement per calendar month, including a pro rata portion thereof for any partial calendar month, that such Registration Default continues ("LIQUIDATED DAMAGES"). The Company shall not in any event be required to pay Liquidated Damages for more than one Registration Default at any given time, and upon cure of a Registration Default (by the filing or the declaration of effectiveness of the Registration Statement, as applicable) such Liquidated Damages shall cease to accrue. All accrued Liquidated Damages shall be paid in cash to the Purchasers entitled thereto, in proportion to the aggregate number of Registrable Securities beneficially owned by each such Purchasers, on the last business day of March, June, September or December, as applicable, following the Effectiveness Deadline. The foregoing shall not be the exclusive remedy of the Purchasers in the event of a breach by the Company of this Section 2g.

                  h.       Underwritten Offering.

                           (i)      Timing of Demand Registrations. At any time
after the effective date of Registration Statement filed pursuant to Section 2a hereof, the holders of forty percent (40%) in interest of the Registrable Securities (with the holders of Series F Preferred Stock and/or Warrants representing on an as converted and as exercised basis) (individually a "DEMANDING HOLDER" and collectively, the "DEMANDING HOLDERS"), may request that the Company file a Registration Statement under the Securities Act covering the sale by them of Registrable Securities and all other validly issued Common Stock or other securities convertible or exercisable into Common stock of which such Demanding Holder is a holder (the "DEMAND SECURITIES") for the purpose of selling such Demand Securities through a firm commitment underwritten offering (a "DEMAND REGISTRATION"). In the event that any Existing Rightsholder exercises its rights under existing registration rights to have all or part of its shares of Common Stock to which it is entitled to incidental registration rights included in a Demand Registration, such entity shall be deemed to be a Demanding Holder and such shares shall be deemed to be Demand Securities for purposes of this Section 2h.

                           Upon receipt of a valid Demand Registration, the
Company shall (i) if required by the Securities Act and all relevant securities laws, rules and regulations, file a post-effective amendment to the relevant Registration Statement regarding the Registrable Securities, or such other filings as necessary to effect a Demand Registration, (ii) within ten (10) Business Days give written notice to all holders of Registrable Securities (other than the Demanding Holders) that they may exercise their piggyback rights pursuant to Section 2f hereof, with respect to such registration, and (iii) within ten (10) Business Days give written notice to all holders of Common Stock (other than Demanding Holders) or other securities convertible or exercisable into Common Stock who hold piggyback rights. Subject to this Section 2h, the Company shall thereafter use its reasonable best efforts to effect the registration under the Securities Act of all Demand Securities that Demanding Holders have requested to include in such registration pursuant to the request for Demand Registration and pursuant to notices that the Company receives, within twenty (20) days after the date of its written notice, from Investors and other holders of Common Stock or other securities convertible or exercisable into Common Stock, that desire to exercise their piggyback rights.

                           (ii)     Number of Demand Registrations. The Company
shall be obligated to prepare, file and cause to become effective pursuant to this Section 2h an aggregate of no more than three (3) Registration Statements on Form S-3 or, in the event Form S-3 is not available, such other form as is available for such registration; provided, however, that the Company shall not be obligated to file more than one Registration Statement pursuant to this
Section 2h during any six-month period. A Registration Statement will not count as a Demand Registration unless it is declared effective by the SEC; provided, however, that in the event a Registration Statement is withdrawn at the request of the Demanding Holders, the Demanding Holders will pay all Registration Expenses with respect to such registration unless they agree to forfeit the Demand Registration right that they exercised in connection with such registration.

                           (iii)    Underwriter's Cutback. The Company may, and
may allow other holders of securities of the Company to, include securities in a Demand Registration if, but only if, the managing underwriter concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such Demand Registration. If, in the good faith judgment of the managing underwriter, marketing factors require a limitation of the number of Registrable Securities to be underwritten, the number of shares of Registrable Securities to be included in such Demand Registration shall be reduced in the following order until such inclusion, in the good faith judgment of the managing underwriter, will not interfere with the successful marketing of the remaining Registrable Securities: first, all securities that are not contractually entitled to be included in such Demand Registration shall be excluded; second, all securities that are entitled to be included in such Demand Registration pursuant to contractual commitments made by the Company other than pursuant to this Agreement shall be excluded; third, securities that are entitled to be included in such Demand Registration pursuant to the exercise of piggyback rights shall be excluded, with such number of excluded securities to be allocated on a pro rata basis among the holders of such piggyback rights in accordance with the number of Registrable Securities then outstanding and held by each such Investor; and fourth, pro rata based on the number of Demand Securities owed by each Demanding Holder.

                           (iv)     Managing Underwriter. The managing
underwriter or other underwriters of any underwritten public offering covered by a Demand Registration shall be selected by the mutual agreement of a majority in interest of the Demanding Holders, and shall be reasonably acceptable to the Board of Directors of the Company.

                           (v)      Underwriter's Agreement. Upon receipt of a
valid Demand Registration, the Company shall enter into and perform customary agreements (including an underwriting agreement in customary form with the managing underwriter) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Demand Securities, including, without limitation, causing its officer's to be reasonably available for and to participate in "road shows," due diligence inquiries and other information meetings as reasonably requested by the managing underwriter.

         3. Limitations on Registration Rights. Any other provision of this Agreement notwithstanding, if the Company furnishes to the Investors a certificate signed by a duly authorized officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for such Registration Statement to be filed on or before the date filing would be required or to update or correct the Registration Statement or prospectus pursuant to Section 4 hereof prior to its effectiveness, then the Company shall be entitled to postpone filing the Registration Statement or updating or correcting the Registration Statement or prospectus, as applicable, or otherwise be obligated to effect any registration pursuant to this Agreement for up to ninety (90) days; provided, however, that the Company shall only be allowed to postpone filing the Registration Statement or updating or correcting the Registration Statement or prospectus prior to its effectiveness, as applicable, pursuant to this Section 3, one time during any twelve (12) month period.

         4. Company Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  a. The Company shall prepare and file with the SEC a Registration Statement with respect to the Registrable Securities on or before the Filing Deadline and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which each Investor may sell all of its Registrable Securities during a single three
(3) month period pursuant to Rule 144 promulgated under the Securities Act (or successor thereto) ("RULE 144"), or (ii) the date on which (A) the Investors shall have sold or otherwise disposed of all the Registrable Securities and (B) none of the outstanding Series F Preferred Stock, Warrants, the Placement Agent Warrants or the Conversion Shares are held by Persons entitled to the registration rights granted by this Agreement (the "REGISTRATION PERIOD"). The term "BEST EFFORTS" as used in the first sentence of this Section 4a shall mean, among other things, that the Company shall submit to the SEC, within three (3) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. Notwithstanding the foregoing, Investors which, individually or in the aggregate with its affiliates, holds Registrable Securities representing more than three percent (3%) of the total outstanding equity securities of the Company shall, pursuant to, and limited by Section 3 above, continue to have the right to require the Company to prepare an underwritten offering and shall continue to have rights under Section 2f, and the term "Registrable Securities" shall include the shares held by such 3% holder, despite the termination of the Registration Period above, for all Registrable Securities it then holds.

                  b. Subject to Section 4l, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration

Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

                  c. The Company shall (a) permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least five (5) days prior to their filing with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects and has advised the Company in writing of its objection and the basis for such objection, provided that notwithstanding anything to the contrary in this Agreement, the Company shall suffer no adverse consequence from any delay in the filing of a Registration Statement if such delay is caused by any delay in review of or comment on such Registration Statement by Legal Counsel. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence with the SEC or the Staff of the SEC to the Company or its representatives relating to the effectiveness of the Registration Statement,
(ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

                  d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  e. Subject to Section 4l, the Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4e, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  f. As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such notice shall not contain any material, non- public information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel by overnight mail as promptly as possible), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  g. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  h. At the reasonable request of any Purchaser and at the Company's expense, the Company shall use its reasonable best efforts to furnish to such Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time upon any change or addition (including by way of incorporation by reference) to the financial statements or financial information included in the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Purchaser and the Company and any underwriter and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Purchaser and any underwriter.

                  i. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or The Nasdaq National Market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or The Nasdaq National Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 4i.

                  j. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  k. Within two (2) business days after a Registration Statement which includes the Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) written confirmation that such Registration Statement has been declared effective by the SEC.

                  l. Notwithstanding anything to the contrary herein, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 30 consecutive days and during any consecutive 365 day period, such Grace Periods shall not exceed an aggregate of 90 days (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 4f hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 4f with respect to the information giving rise thereto.

                  m. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such other offering provided that such information is required to be included in the Registration Statement by the Securities Act; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor of such Registrable Securities.

                  n. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  o. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement as contemplated by
Section 11(a) of the Securities Act (in form and in a manner complying with the provisions of Rule 158 promulgated under the Securities Act). The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  p.       The Company shall make available for inspection by
(i) any Investor, (ii) Legal Counsel, (iii) one firm of accountants or other agents retained by the Investors and (iv) any underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably requested by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act at a time when there is no Grace Period, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         5.       Obligations of the Investors.

                  a. At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4g, the first sentence of Section 4f, or Section 4l, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4d or the first sentence of Section 4f or receipt of notice that no supplement or amendment is required, or in the case of Section 4l that the Grace Period has expired and if so directed by the Company, such Investor shall deliver to the Company or destroy (and deliver to the Company a written certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  d. To the extent requested by the Underwriter in the case of an underwritten public offering, and if all of the Company's executive officers, directors and holders in excess of five percent (5%) of its outstanding capital stock execute agreements identical to those referred to in this Section 5d, each Investor agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 promulgated under the Securities Act, during the ninety
(90) day period or such shorter period, if any, mutually agreed upon by such Investor and the Underwriter beginning on the effective date of such Registration Statement (except as part of such registration).

                  e. If, however, an Investor has entered into a contract for sale of its Registrable Securities prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 4g, the first sentence of Section 4f, or Section 4l and for which the Investor has not yet settled, the Company agrees to (i) cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Investor in accordance with the terms of the purchase agreement in connection with any sale, or (ii) be fully liable for any damages resulting from any breach by the Investor in complying with this Section 5e.

         6. Expenses of Registration. Except as otherwise set forth herein, all reasonable expenses, other than underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 4, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees shall be paid by the Company. In addition, the Company shall reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2 and 4 of this Agreement.

         7. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Investor, the officers, directors, agents (including any underwriters retained by such Investor in connection with the offer and sale of Registrable Securities), each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT")) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES"), that arise out of or are based upon (x) any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any prospectus, or any form of prospectus or amendment or supplement thereto, or (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Investor (or its underwriter) of the prospectus delivery requirements of the Securities Act. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (w) shall not apply to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by or on behalf of such Investor expressly for use in any Registration Statement, prospectus or any amendment or supplement thereto, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Investor or such Investor's or Underwriter's proposed method of distribution of Registrable Securities and was reviewed and approved by such Investor or Underwriter for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto; (x) with respect to any preliminary prospectus, shall not inure to the benefit of any such Investor, Underwriter or any related Indemnified Persons from whom the Person asserting any such Losses purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 4d hereof; (y) shall not be available to the extent such Losses are based on a failure of an Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (z) shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities, costs if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                  b. Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses to the extent they arise out of or are based upon (x) any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any prospectus, or any form of prospectus or amendment or supplement thereto, or (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Investor (or its underwriter) of the prospectus delivery requirements of the Securities Act, including, without limitation, Losses arising out of the failure to deliver, or to cause to be delivered, or alleged failure to deliver or cause to be delivered any amendments or supplements to the prospectus or supplement, if such amendment or supplement was timely made available to such Investor; provided, however, that the Investor shall be liable under this Section 7b to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon or results in conformity with any information furnished in writing by such Investor to the Company specifically for use in connection with the Registration Statement or such prospectus or any amendment or supplement thereto, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and approved by such Investor expressly for use in the Registration Statement, such prospectus or such form of prospectus or any amendment or supplement thereto; provided, further that the Investor shall be liable under this Section 7(b) for only that amount of a claim or Losses as does not exceed the net proceeds to such Investor as result of the sale of Registrable Securities pursuant to such Registration Statement.

                  c.       Conduct of Indemnification Proceedings.

                           (i)      If any proceeding shall be brought or
asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing promptly after receipt by the Indemnified Party of notice of such proceeding, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and adversely prejudiced the Indemnifying Party or the defense of such proceeding or is shown to be the proximate cause of additional Losses.

                           (ii)     An Indemnified Party shall have the right to
employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable expenses of such counsel shall be at the expense of the Indemnifying Party). Notwithstanding the foregoing, in no event shall an Indemnifying Party be required to pay the expenses of more than one (1) separate counsel. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  d.       Contribution. If a claim for indemnification under
Section 7a or 7b is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7c, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7 was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7d were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7d, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Investor from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  e. Fees and Expenses - Indemnification. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 7) shall be paid to the Indemnified Party, as incurred, within ten (10) business days after written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder); provided, however, this Section 7e shall not apply if there is a bona fide dispute between the Indemnifying Party and the Indemnified Party as to the Indemnified Party's right to indemnification in the instance in question.

                  f. Cumulative. The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         8. Reports Under the Securities Act and the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

                  a. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  b. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act or, if applicable, that there is publicly available the information concerning the Company described in Rule 144(C)(2), (ii) unless available on the EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

         9. Assignment of Registration Rights. The rights under this Agreement shall be assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

         10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold two-thirds (2/3) of the Registrable Securities (including Registrable Securities issuable upon conversion of outstanding Series F Preferred Stock and Series F Preferred Stock issuable upon conversion of Warrant Shares, in each case, with the holders of Series F Preferred Stock and/or Warrants consenting on an as converted and as exercised basis). Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11.      Miscellaneous.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                           DALEEN TECHNOLOGIES, INC.
                           1750 Clint Moore Road
                           Boca Raton, Florida 33487
                           Facsimile No.: (561) 981-1134
                           Attn: Stephen Wagman, Chief Financial Officer

                           With copies to:

                           MORRIS, MANNING & MARTIN, L.L.P.
                           1600 Atlanta Financial Center
                           3343 Peachtree Road N.E.
                           Atlanta, Georgia 30326
                           Facsimile No.:  (404) 365-9532
                           Attn:  David M. Calhoun, Esq.

                           If to the Placement Agent:

                           ROBERTSON STEPHENS, INC.
                           555 California Street
                           San Francisco, California 94104
                           Facsimile No.: (415) 781-9700
                           Attn: Mr. David J. Fullerton

                           With copies to:

                           O'MELVENY & MYERS LLP
                           Embarcadero Center West
                           275 Battery Street, 26th Floor
                           San Francisco, California 94111
                           Facsimile No.: (415) 984-8701
                           Attn: Peter T. Healy, Esq.

If to a Purchaser, to it at the address and facsimile number set forth below adjacent to such Purchaser's name on EXHIBIT A hereto, with copies to such Purchaser's representatives as set forth on EXHIBIT A, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt
(A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Each party hereby irrevocably waives any right it might have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder of in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

                  e. This Agreement, the Purchase Agreement, the Escrow Agreement by and among the parties hereto of even date herewith (the "ESCROW AGREEMENT"), the Warrants and the Placement Agent Warrants are the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing, this Agreement shall not alter or amend the rights of the Existing Rightsholders under existing registration rights agreements.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Series F Preferred Stock, Warrants, Warrant Shares, Placement Agent Warrants and Placement Agent Warrant Shares then outstanding have been converted into or exercised for Registrable Securities without regard to any limitation on conversions of the Series F Preferred Stock or exercises of the Warrants.

                  k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  l. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Investors shall be enforceable to the fullest extent permitted by law.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                   COMPANY:

                                   DALEEN TECHNOLOGIES, INC.



                                   By:  /s/ James Daleen
                                       ----------------------------------------
                                   Name:   James Daleen
                                   Title:  Chairman and Chief Executive Officer

                                   PLACEMENT AGENT:

                                   ROBERTSON STEPHENS, INC.



                                   By: /s/ Illegible
                                      ------------------------------------------
                                   Name:
                                   Title: Managing Director


                   [PURCHASERS SIGNATURES BEGIN ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   PURCHASERS:

                                   HARBOURVEST PARTNERS VI - DIRECT FUND L.P.

                                   By: HVP VI-DIRECT ASSOCIATES, L.L.C.
                                   Its General Partner

                                   By: HARBOURVEST PARTNERS, LLC
                                   Its General Partner

                                   By: /s/ Ofer Nemirovsky
                                      ------------------------------------------
                                      Ofer Nemirovsky, Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   SAIC VENTURE CAPITAL CORPORATION


                                   By: /s/ Kevin A. Werner
                                      ------------------------------------------
                                   Name:     Kevin A. Werner
                                   Title:    President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   ROYAL WULFF VENTURES, LLC



                                   By: /s/ Robert E. Cook
                                      ------------------------------------------
                                   Name:    Robert E. Cook
                                   Title:   Managing Member

                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                   ST. PAUL VENTURE CAPITAL VI, LLC

                                   By:   SPVC MANAGEMENT VI, LLC
                                   Its:  Managing Member

                                   By: /s/ Patrick A. Hopf
                                      ------------------------------------------
                                   Name:    Patrick A. Hopf
                                   Title:   Senior Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]


                                   ABS VENTURES IV, L.P.

                                   By: CALVERT CAPITAL,  LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager

                                   ABX FUND, L.P.

                                   By: CALVERT CAPITAL II, LLC
                                   Its:  General Partner

                                   By: /s/ Bruns Grayson
                                      ------------------------------------------
                                      Bruns Grayson, its manager


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                      HALIFAX FUND, L.P.



                                      By: /s/ Jeffrey Devers
                                         ---------------------------------------
                                      Name:    Jeffrey Devers
                                      Title:   Managing Director


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                      BAYSTAR CAPITAL, L.P.


                                      By: /s/ Brian Davidson
                                         ---------------------------------------
                                      Name:    Brian Davidson
                                      Title:



                                      BAYSTAR INTERNATIONAL LTD.


                                      By: /s/ Brian Davidson
                                         ---------------------------------------
                                      Name:    Brian Davidson
                                      Title:


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGE TO DALEEN REGISTRATION RIGHTS AGREEMENT]



                                      SPECIAL SITUATIONS PRIVATE EQUITY
                                      FUND, L.P.


                                      By: /s/ David Greenhouse
                                         ---------------------------------------
                                      Name:    David Greenhouse
                                      Title:   Managing Director



                                      SPECIAL SITUATIONS CAYMEN FUND, L.P.

                                      By: /s/ David Greenhouse
                                         ---------------------------------------
                                      Name:    David Greenhouse
                                      Title:   Managing Director

                                   APPENDIX F

                            AUDIT COMMITTEE CHARTER

                          EFFECTIVE DATE: JUNE 6, 2000

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors of Daleen Technologies, Inc. ("Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. MEMBERS

     The Board of Directors of the Company appoints an Audit Committee of at least three (3) members, consisting entirely of "independent" directors of the Board, and designates one member as chairperson. "Independent" means a director who meets the National Association of Securities Dealers definition of "independence," as determined by the Board of Directors.

     Each member of the Company's Audit Committee must be financially literate and at least one (1) member of the Audit Committee will have accounting or related financial management expertise, as determined in the Board of Directors' judgment.

III. DUTIES AND RESPONSIBILITIES

     The Audit Committee represents the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of the Company and its subsidiaries, all as described in Section I. Purpose, as set forth above.

     Specifically, the Audit Committee will:

          (a) Recommend to the Board of Directors the appointment, retention or discharge of the independent public accountants as auditors of the Company and to perform the annual audit, which accountants shall be ultimately accountable to the Board of Directors through the Audit Committee.

          (b) Review with the independent accountants the scope of the audit and the results of the annual audit examination by the independent accountants and any reports of the independent accountants with respect to reviews of interim financial statements.

          (c) Review information, including written statements from the independent accountants, concerning any relationships between the auditors and the Company or any other relationships that may adversely affect the independence of the auditors and assess the independence of the outside auditor as set forth in Independence Standards Board Standard No. 1, a copy of which is attached hereto.

          (d) Review and discuss with management and the independent auditors the Company's annual audited financial statements, including a discussion with the auditors of their judgments as to the quality of the Company's accounting principles.

          (e) Review findings and recommendations of the independent auditor together with management's responses, as well as the status of prior year recommendations.

          (f) Prior to release of the annual report to shareholders and any filings with the Securities and Exchange Commission containing financial statements, the Audit Committee shall review the financial statements to be contained in such report with the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders and in such filings.

          (g) Review with management and the independent auditors the results of any significant matters or past adjustments identified as a result of the independent auditors' interim review procedures prior to the filing of each Form 10-Q or as soon thereafter as possible. The Audit Committee Chair may perform this function on behalf of the Audit Committee.

          (h) Meet periodically with the independent auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

          (i) Review the adequacy of the Company's internal control structure, including the efficacy of the company's information systems.

          (j) Review the Company's processes for management's identification and control of key business, financial and regulatory risks.

          (k) Review with the auditors significant accounting and regulatory issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

          (l) Review the company's software maintenance policies and procedures for both internally used and externally licensed software.

          (m) Review and approve the company's investment policies, specifically with regard to investments in derivative and/or speculative securities.

          (n) Assess the company's senior finance and accounting executives with respect to their ability perform adequately under the auspices of this charter.

          (o) Ensure that the disaster recovery plan is properly developed and is kept current.

          (p) Review and assess:

             i. Important new/revised financial-based corporate policies.

             ii. New or changed accounting/reporting practices.

             iii. Any legal matters that may have a significant impact on the Company's financial statements (discuss with Company counsel, as appropriate).

          (a) Significant conflicts of interest and related party transactions.

          (b) Review the adequacy of the Audit Committee Charter on an annual basis.

          (c) Make reports and recommendations to the Board of Directors within the scope of its functions.

          (d) The Audit Committee shall designate from among its members one member who shall take, record and keep minutes of the proceedings of the Audit Committee.

          (e) The Audit Committee shall make independent investigations in any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

          (f) The Audit Committee shall be empowered to perform such other tasks as may be designated by a majority of the members of the Audit Committee, a majority of the members of the Board of Directors, or as may be required by applicable state and federal laws and regulations.

IV. AUDIT COMMITTEE MEETINGS

     The Audit Committee will meet as often as it deems necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the Audit Committee determines. As it deems appropriate, but not less than once each year, the Audit Committee will meet in private session with the independent accountants and with the Chief Financial Officer and staff involved in the independent audit. The majority of the members of the Audit Committee constitute a quorum.

                           DALEEN TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints James Daleen and Stephen Wagman, and each of them, with full power of substitution, as Proxy, to represent and vote all the shares of common stock of Daleen Technologies, Inc. held of record by the undersigned on April 20, 2001, at the annual meeting of stockholders to be held on June 5, 2001, or any adjournment thereof, as designated hereon and in their discretion as to other matters.

   Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   The shares represented by this proxy will be voted as directed by the Stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR" Proposals 1, 2 and 3 and "FOR" all nominees in Proposal 4.

   PLEASE MARK THE FOLLOWING BOX IF YOU PLAN TO ATTEND THE MEETING [ ]

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 AND "FOR ALL NOMINEES" IN PROPOSAL 4.

                       (Please date and sign on reverse)

                          (Continued on reverse side)

   Proposal 1 -- Approval of the Securities Purchase Agreement and the transactions contemplated thereby, including (i) the amendment to the Company's Certificate of Incorporation to authorize and designate the terms of the Series F preferred stock and (ii) the issuance and sale of Series F preferred stock and Warrants.
        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN
   Proposal 2 -- Approval of amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to 200 million.
        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN
   Proposal 3 -- Approval of amendment to the Company's Certificate of Incorporation to clarify the authority of the Board of Directors to grant voting rights to future series of "blank check" preferred stock.
        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN
   Proposal 4 -- Election of the following Nominees as Directors:

      NOMINEES:      DAVID B. COREY      NEIL E. COX      DANIEL J. FOREMAN

FOR all Nominees listed                                               WITHHELD
(except as marked to the                                              For all Nominees
 contrary)       [ ]                                                  listed       [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                    LINE THROUGH THE NOMINEE'S NAME ABOVE.)

                                                              PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR
                                                              BLACK INK.
                                                              Dated:                                     , 2001
                                                                      ----------------------------
                                                              ---------------------------------------
                                                              Signature
                                                              ---------------------------------------
                                                              Signature if held jointly
                                                              Please mark, date and sign as your name appears
                                                              above your return in the enclosed envelope.